As filed with the Securities and Exchange Commission on or about May 28, 2021

Registration No. 033-17463 and 811-05344

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X
Pre-Effective Amendment No.
Post-Effective Amendment No. 140	X

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	X
Amendment No. 141	X

WILLIAM BLAIR FUNDS

(Exact Name of Registrant as Specified in Charter)

150 North Riverside Plaza Chicago, Illinois 60606

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 364-8000

(Name and Address of Agent for Service) Stephanie G. Braming William Blair Investment Management, LLC 150 North Riverside Plaza Chicago, Illinois 60606	Copy to: Christopher P. Harvey, Esq. Dechert LLP One International Place, 40th Floor 100 Oliver Street Boston, Massachusetts 02110

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

(    )    immediately upon filing pursuant to paragraph (b)

(    )    on __________________, pursuant to paragraph (b)

( )       60 days after filing pursuant to paragraph (a)(1)

(     )    on __________________, pursuant to paragraph (a)(1)

( X )    75 days after filing pursuant to paragraph (a)(2)

(    )    on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

(    )    this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Approximate Date of Proposed Public Offering: 75 days from the effective date of this filing

Title of Securities Being Registered: Shares of beneficial interest, no par value

The information contained in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION,

DATED: May 28, 2021

[ ], 2021

William Blair Funds China Growth Fund Prospectus

[_], 2021

William Blair Funds

	CLASS I	CLASS R6
William Blair China Growth Fund	[•]	[•]

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

William Blair Funds

150 North Riverside Plaza

Chicago, Illinois 60606

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WILLIAM BLAIR CHINA GROWTH FUND	SUMMARY

INVESTMENT OBJECTIVE:    The William Blair China Growth Fund (the “Fund”) seeks long-term capital appreciation.

FEES AND EXPENSES:    This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment):

	Class I	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class I	Class R6
Management Fee	1.00%	1.00%
Distribution (Rule 12b-1) Fee	None	None
Other Expenses*	0.25%	0.19%

Total Annual Fund Operating Expenses	1.25%	1.19%
Fee Waiver and/or Expense Reimbursement**	.20%	.19%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.05%	1.00%

*	Other Expenses are based on estimated amounts for the current fiscal period.
**

William Blair Investment Management, LLC (the “Adviser”) has entered into a contractual agreement with the Fund to waive fees and/or reimburse expenses in order to limit the Fund’s operating expenses (excluding interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on short sales, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to 1.05% and 1.00% of average daily net assets for Class I and Class R6 shares, respectively, until April 30, 2023. The Adviser may not terminate this contractual agreement prior to April 30, 2023 without the approval of the Fund’s Board of Trustees. The Adviser is entitled to recoupment of previously waived fees and reimbursed expenses for a period of three years subsequent to the Fund’s commencement of operations to the extent that such recoupment does not cause the annual Fund operating expenses (after the recoupment is taken into account) to exceed both (1) the expense limit in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.

Example:    This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The figures reflect the expense limitation for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class I	$107	$377
Class R6	$102	$359

Portfolio Turnover:    The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund has not commenced operations as of the date of this prospectus.

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PRINCIPAL INVESTMENT STRATEGIES:    Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of companies with their principal office in the People’s Republic of China (“PRC”). For the avoidance of doubt, the PRC shall include mainland China, Hong Kong and Macau but exclude Taiwan. The Fund may pursue this objective through purchases of class A-Shares of companies listed on the Shanghai and Shenzhen Stock Exchanges, H-Shares listed in Hong Kong, American Depositary Receipts, Global Depositary Receipts and dual listed securities.

The Fund invests primarily in a portfolio of equity securities, including common stocks and other forms of equity investments (e.g., securities convertible into common stocks), of companies of all sizes that the Adviser believes have above-average growth, profitability and quality characteristics. The Adviser seeks investment opportunities in companies at different stages of development ranging from large, well-established companies to smaller companies at earlier stages of development.

In choosing investments, the Adviser performs fundamental company analysis and focuses on stock selection. The Adviser generally seeks equity securities, including common stocks, of Chinese companies that historically have had superior growth, profitability and quality relative to local markets and relative to companies within the same industry worldwide, and that are expected to continue such performance. Such companies generally will exhibit superior business fundamentals, including leadership in their field, quality products or services, distinctive marketing and distribution, pricing flexibility and revenue from products or services consumed on a steady, recurring basis. These business characteristics should be accompanied by management that is shareholder return-oriented and that uses conservative accounting policies. Companies with above-average returns on equity, strong balance sheets and consistent, above-average earnings growth will be the primary focus.

As noted above, the Fund will invest in China A-Shares. The Fund may do so through the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect Programs (“Stock Connect”). Stock Connect is a securities trading and clearing program between either the Shanghai Stock Exchange (“SSE”) or Shenzhen Stock Exchange (“SZSE”), and any of the Stock Exchange of Hong Kong Limited (“SEHK”), China Securities Depository or Clearing Corporation Limited (“ChinaClear”) and Hong Kong Securities Clearing Company Limited (“HKSCC”). Stock Connect is designed to permit mutual stock market access between mainland China and Hong Kong by allowing investors to trade and settle shares on each market via their local exchanges. Trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day. Accordingly, the Fund’s direct investments in China A-Shares may be limited by such daily quotas. Investments in China A-Shares may also be made through the use of the Investment Manager’s Qualified Foreign Institutional Investor (“QFII”) license.

THE FUND IS NON-DIVERSIFIED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND MAY INVEST A LARGER PERCENTAGE OF ITS ASSETS IN FEWER ISSUERS THAN DIVERSIFIED MUTUAL FUNDS.

PRINCIPAL RISKS:    The Fund’s returns will vary, and you could lose money by investing in the Fund. The following is a summary of the principal risks associated with an investment in the Fund.

The Fund involves a high level of risk and may not be appropriate for everyone.    There can be no assurance that the Fund’s investment objective will be achieved. The Fund is not intended to be a complete investment program. The Fund is designed for long-term investors.

The principal risks of investing in the Fund (in alphabetical order after the first six risks) are:

Chinese Investment Risk. Because the fund focuses its investments in China, the Fund’s performance is expected to be closely tied to social, political, and economic conditions in China and to be more volatile than the performance of more geographically diversified funds. Investing in Chinese investments involves a higher degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. The Fund’s investment exposure to China may subject the Fund, to a greater extent than if investments were made in developed countries, to the risks of adverse securities markets, exchange rates and social, political, regulatory, economic, or environmental events and natural disasters that may occur in the China region. The economy, industries, and securities and currency markets of China are particularly vulnerable to the region’s dependence on exports and international trade and increasing competition from Asia’s other low-cost emerging economies. The imposition of tariffs or other trade barriers by the U.S. or foreign governments on exports from China may also have an adverse impact on Chinese issuers. In addition, currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation as a result of internal social unrest or conflicts with other countries have had, and may continue to have, negative effects on the economies and securities markets of China. The government of the PRC exercises significant control over the economy in mainland China and may at any time alter or discontinue economic reforms. Hong Kong and Macau do not exercise the same level of control over their economies as does

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the PRC with respect to mainland China, but changes to their political and economic relationships with the PRC could adversely impact the Fund’s investments in Hong Kong and Macau.

Investing Through Stock Connect Risk. Investing in China A-Shares through the Stock Connect program is subject to trading, clearance, settlement, and other procedures, which could pose risks to the Fund. Trading through Stock Connect is subject to market-wide trading volume and market cap quota limitations, each of which may restrict or preclude the Fund’s ability to invest in A-Shares through Stock Connect. A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A-Shares. Therefore, the Fund’s investments in Stock Connect A-Shares are generally subject to PRC securities regulations and listing rules, among other restrictions. Additionally, restrictions on the timing of permitted trading activity in A-Shares, including the imposition of local holidays in either Hong Kong or mainland China and restrictions on purchasing and selling the same security on the same day, may subject the Fund to the risk of price fluctuations of China A-Shares at times when the Fund is unable to add to or exit its position.

Equity Funds General. Because the Fund invests substantially all of its assets in equity securities of companies with their principal office in the PRC, the primary risk is that the value of the equity securities it holds might decrease in response to the activities of an individual company or in response to general market, business and economic conditions. If this occurs, the Fund’s share price may also decrease. In addition, there is the risk that individual securities may not perform as expected or a strategy used by the Adviser may fail to produce its intended result.

Foreign Investment Risk.    The risks of foreign investments may include less publicly available information, less stringent investor protections and disclosure standards, less governmental regulation and supervision of foreign stock exchanges, brokers and issuers, share registration and custody, less stringent or a lack of uniform accounting, auditing and financial reporting standards, practices and requirements, the possibility of expropriation, seizure or nationalization, confiscatory taxation, limits on repatriation, adverse changes in investment or exchange control regulations, political instability, restrictions on the flow of international capital, imposition of foreign withholding or other taxes, fluctuating currencies, inflation, difficulty in obtaining and enforcing judgments against foreign entities or other adverse political, social or diplomatic developments that could affect the Fund’s investments. Foreign investments may be less liquid and their prices more volatile than the securities of U.S. companies. The Fund is expected to incur operating expenses that are higher than those of mutual funds investing exclusively in U.S. securities due to the higher custodial fees associated with foreign securities investments.

Emerging Markets Risk.    Foreign investment risk is typically magnified in emerging markets, which are the less developed and developing nations.

Market Risk.    The value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably. The value of an investment may decline due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of an investment may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. The value of an investment may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Geopolitical and other events may also disrupt securities markets and adversely affect global economies and markets and thereby decrease the value of the Fund’s investments.

Currency Risk. The value of the Fund’s portfolio may be affected by changes in exchange rates or control regulations. If a non-U.S. currency gains against the U.S. dollar, the value of the security increases in U.S. dollar terms. If a non-U.S. currency declines against the U.S. dollar, the value of the security decreases in U.S. dollar terms.

Focus Risk. To the extent that the Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market changes affecting companies in those industries, asset classes or sectors may impact the Fund’s performance.

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Liquidity Risk.    Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. It may not be possible to sell or otherwise dispose of illiquid securities both at the price and within a time period deemed desirable by the Fund.

New Fund Risk. As a new fund, there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case it could ultimately liquidate.

Non-Diversification Risk.    The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Operational and Technology Risk.    Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Share Ownership Concentration Risk.    To the extent that a significant portion of the Fund’s shares are held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments). In addition, separate accounts managed by the Adviser may invest in the Fund and, therefore, the Adviser at times may have discretionary authority over a significant portion of the assets of the Fund. In such instances, the Adviser’s decision to make changes to or rebalance its clients’ allocations in the separate accounts may substantially impact the Fund’s performance.

Smaller Company Risk. Stocks of smaller companies involve greater risk than those of larger, more established companies. This is because smaller companies may be in earlier stages of development, may be dependent on a small number of products or services, may lack substantial capital reserves and/or do not have proven track records. Smaller companies may be traded in low volumes. This can increase volatility and increase the risk that the Fund will not be able to sell a security on short notice at a reasonable price. The securities of smaller companies may be more volatile and less liquid than securities of large capitalized companies.

Style Risk. Different investment styles (e.g., growth vs. value, quality bias, market capitalization focus) tend to shift in and out of favor depending on market conditions and investor sentiment, and at times when the investment style used by the Adviser for the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

FUND PERFORMANCE HISTORY:    Information on the Fund’s annual total returns and average annual total returns will be provided after the Fund has completed a full calendar year of operations. Updated performance information will be available on the Fund’s website at www.williamblairfunds.com or by calling 1-800-635-2886.

MANAGEMENT:

Investment Adviser.    William Blair Investment Management, LLC is the investment adviser of the Fund.

Portfolio Manager(s).    Casey Preyss, a Partner of the Adviser, and Vivian Lin Thurston, a Partner of the Adviser, co-manage the Fund. Mr. Preyss and Ms. Lin Thurston have co-managed the Fund since its inception in 2021.

PURCHASE AND SALE OF FUND SHARES:

Class I Share Purchase.    The minimum initial investment for an account generally is $500,000 (or any lesser amount if, in William Blair’s opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $500,000). There is no minimum for subsequent purchases. There is no minimum initial investment for qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, defined benefit plans and other similar accounts, or plans whereby Class I shares are held through omnibus accounts (either at the plan level or the level of the plan administrator) and certain other accounts. William Blair may make certain additional exceptions to the minimum initial investment amount in its discretion. Class I shares are only available to certain investors. See “Your Account—Class I Shares” for additional information on the eligibility requirements and investment minimums applicable to purchasing Class I shares.

Class R6 Share Purchase.    The minimum initial investment for an account is $1 million (or any lesser amount if, in William Blair’s opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $1 million). There is no minimum for subsequent purchases. There is no minimum initial investment for qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, defined benefit plans and other similar accounts, or plans whereby Class R6 shares are held through omnibus accounts (either at the plan level or the level of the plan administrator) and certain other accounts. William Blair may make certain additional exceptions to the minimum initial investment amount in its discretion. Class R6

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shares are only available to certain investors. See “Your Account—Class R6 Shares” for additional information on eligibility requirements and investment minimums applicable to purchasing Class R6 shares.

Sale.    Shares of the Fund are redeemable on any day the New York Stock Exchange is open for business by mail, wire or telephone, depending on the elections you make in the account application.

TAX INFORMATION:    The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged investment plan. If you are investing through a tax-advantaged investment plan, withdrawals from the tax-advantaged investment plan may be subject to taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:    If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective and Strategies

The Fund seeks long-term capital appreciation. The Fund’s investment objective is not fundamental and may be changed without shareholder approval.

The Summary Section describes the Fund’s principal investment policies and strategies intended to achieve its investment objective. The investment types discussed in the Summary Section are further described in the Investment Glossary contained herein and in the Statement of Additional Information. The Fund will provide shareholders with at least 60 days’ notice of any changes to its investment objective or its 80% investment policy. For the avoidance of doubt, in appropriate circumstances, synthetic instruments, such as derivatives, and other investment companies may count toward the Fund’s 80% investment policy if those instruments have economic characteristics similar to the other investments included in the 80% policy.

Temporary Defensive Position.    The Fund may significantly alter its make-up as a temporary defensive strategy. A defensive strategy will be employed only if, in the judgment of the Adviser, investments in the Fund’s usual markets or types of securities become decidedly unattractive because of current or anticipated adverse economic, financial, political and social factors. For temporary defensive purposes, the Fund may invest up to 100% of its assets in other types of securities, including high-quality commercial paper, obligations of banks and savings institutions, U.S. Government securities, government agency securities and repurchase agreements, or it may retain funds in cash. When the Fund is invested defensively, it may not meet its investment objective.

Use of Derivatives and ETFs for Managing Large Fund Flows. The Fund may use derivative instruments and securities of other investment companies such as exchange-traded funds (“ETFs”) to equitize cash in situations involving large cash inflows or anticipated large redemptions. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Investing in derivatives involves investment techniques and risks different from those associated with ordinary mutual fund securities transactions and may involve increased transaction costs. The Fund’s investment in derivatives may rise or fall more rapidly in value than other investments and may reduce the Fund’s returns. Changes in the value of the derivative may not correlate perfectly, or at all, with the underlying asset, reference rate or index, and the Fund could lose more than the principal amount invested. Derivatives also may be subject to certain other risks such as leveraging risk, liquidity risk, interest rate risk, market risk, credit risk, counterparty risk, management risk and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Fund, especially in abnormal market conditions. The use of derivatives may increase the volatility of the Fund’s net asset value. Derivatives are subject to fees and other costs which are not reflected in the Annual Fund Operating Expenses table. The Fund may also use derivatives for risk management and hedging purposes, as discussed further in the Statement of Additional Information.

The risks of investment in other investment companies typically reflect the risk of the types of securities in which the other investment companies invest. Investments in ETFs are subject to the additional risk that shares of the ETF may trade at a premium or discount to their net asset value per share. When the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses. There may also not be an active trading market available for shares of some ETFs. Additionally, trading of ETF shares may be halted and ETF shares may be delisted by the listing exchange.

Portfolio Turnover.    The Fund will adjust its portfolio as considered advisable in view of prevailing or anticipated market conditions and the Fund’s investment objective, and there is no limitation on the length of time securities must be held by the Fund prior to being sold. Portfolio turnover rate will not be a limiting factor for the Fund. Higher portfolio turnover rates involve correspondingly higher transaction costs, which are borne directly by the Fund. In addition, the Fund may realize significant short-term and long-term capital gains if portfolio turnover is high, which will result in taxable distributions to investors that may be greater than those made by other funds with lower portfolio turnover rates. Tax and transaction costs may lower the Fund’s effective return for investors.

ESG Investing. The Adviser’s assessment of current and prospective portfolio holdings typically integrates an analysis of applicable environmental, social and governance (collectively, “ESG”) factors. The Adviser believes ESG factor integration assists the Fund’s investment team to better understand the risks and the opportunities that may affect the company’s business or operations. ESG factors are considered based on criteria developed by the Adviser’s investment teams, and they are integrated with other relevant factors to provide a holistic assessment of companies. The Adviser seeks to ensure that the investment teams are fully aware of companies’ ESG risks and opportunities by integrating ESG factors into the investment process in a systematic manner. The emphasis on ESG factors depends on the importance of these factors to the relevant industry and the unique circumstances of each company. The use of such factors and the individual factors utilized may be changed by the Adviser without Fund shareholder approval. Integrating ESG analysis into investment decisions requires qualitative determinations and is often subjective by nature, and there can be no assurance that the process utilized by the Fund or any judgment exercised by the Adviser will reflect the beliefs or values of any particular investor. Certain investments may be dependent on U.S. and foreign government policies, including tax incentives and subsidies,

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which may change without notice. Additionally, there is no guarantee that the Adviser’s use of ESG factors will operate as expected when addressing positive social or environmental benefits. The Adviser does not use ESG factors as the sole criteria to include or exclude companies or sectors from its investable universe. Rather, when evaluating potential benefits and risks of an investment, the Adviser focuses on ESG issues when and to the extent that it believes ESG issues may have a significant impact on a company’s financial performance during the Fund’s investment horizons.

Portfolio Holdings.    A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Statement of Additional Information.

Additional Information About the Fund.    The Fund is a series of William Blair Funds, an open-end management investment company. The Adviser provides management and investment advisory services to the Fund. This prospectus doesn’t tell you about every policy or risk of investing in the Fund. If you want more information on the Fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

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PRINCIPAL RISKS

The Fund’s principal risks are summarized in the Fund’s Summary section. The following provides additional detail about certain of those risks and additional principal risks of the Fund.

Risks of Investing in China. By investing in securities or instruments that are economically tied to the PRC, the Fund is subject to certain risks in addition to those generally applicable to investment in foreign and emerging markets. The PRC has had a relatively stable political environment in recent periods, but such stability is not guaranteed to continue. The Fund’s exposure to the PRC is also subject to certain other risks including, among others, risks associated with (i) inefficiencies associated with inconsistent growth, (ii) the limited operating history and relatively small size of many companies in China, (iii) the potential for, at times significant, government intervention in markets or the economy at large, (iv) the uncertainty inherent in, and potential changes that could be made in respect of, the rules and regulations of the market access programs that govern many investments in the PRC, and (v) uncertainty in whether the PRC’s government is committed to continuing economic reforms. In addition to these risks, the relationship between the PRC and Hong Kong or Macau may present a risk to the Fund’s investment in the PRC, Hong Kong, or Macau. Controls on foreign investment in the PRC and limitations on repatriation of invested capital present additional risks for the Fund’s investment in the PRC. Although there has been a recent relaxation of requirements governing the repatriation of funds under certain market access programs, it is not clear whether and how these relaxed requirements will be implemented in practice. As a result, due to regulatory requirements in the PRC, the Fund may be limited in its ability to invest in securities or instruments tied to the PRC and/or may be required to liquidate its holdings in securities or instruments tied to the PRC, including at an inopportune time – which could result in losses for the Fund. Securities exchanges in the PRC also typically have the right to suspend or limit trading in any security traded on the relevant exchange. The PRC government or relevant PRC regulators may also implement policies that may adversely affect the PRC financial markets. Such suspensions, limitations or policies may have a negative impact on the performance of the Fund’s investments.

In November 2020, the President of the United States issued an Executive Order (the “Order”) to prohibit, among others, any transaction by any U.S. person in publicly traded securities of certain companies determined to be affiliated with China’s military. The Order, which took effect on January 11, 2021, is intended to prevent China from exploiting U.S. investors to finance the development and modernization of its military. In December 2020, the President of the United States signed into law the Holding Foreign Companies Accountable Act (“HFCAA”), which requires companies publicly listed on stock exchanges in the United States to declare they are not owned or controlled by any foreign government. The Order, HFCAA or similar future actions by the United States government, may limit the securities in which the Fund may invest. Under the HFCAA, Chinese companies listed on stock exchanges in the United States could be de-listed if they utilize an auditor that is not subject to inspection from the Public Company Accounting Oversight Board.

Risks of Investing through China Stock Connect. Stock Connect is a securities trading and clearing links program developed by Hong Kong Exchanges and Clearing Limited (“HKEX”), the SSE, the SZSE and ChinaClear with an aim to achieve mutual stock market access between the PRC and Hong Kong.

Quota Limitations. The Stock Connect is subject to quota limitations; in particular, once the remaining balance of the relevant quota drops to zero or the daily quota is exceeded, buy orders will be rejected (although investors will be permitted to sell their cross-boundary securities regardless of the quota balance). Therefore, quota limitations may restrict the Fund’s ability to invest through the Stock Connect on a timely basis, and the relevant Fund may not be able to effectively pursue its investment strategy.

Legal/Beneficial Ownership. The SSE and SZSE A-shares in respect of the Funds are held by the depository/sub-custodian in accounts in the Hong Kong Central Clearing and Settlement System maintained by the HKSCC as central securities depository in Hong Kong. HKSCC in turn holds the SSE and SZSE A-shares, as the nominee holder, through an omnibus securities account in its name registered with ChinaClear. The precise nature and rights of the Funds as the beneficial owners of the SSE and SZSE A-shares through HKSCC as nominee is not well defined under PRC law. Because HKSCC is only a nominee holder and not the beneficial owner of SSE or SZSE A-shares, in the unlikely event that HKSCC becomes subject to winding up proceedings in Hong Kong, investors should note that SSE and SZSE A-shares will not be regarded as part of the general assets of HKSCC available for distribution to creditors even under mainland China law. However, HKSCC will not be obliged to take any legal action or enter into court proceedings to enforce any rights on behalf of investors in SSE or SZSE A-shares in mainland China. Foreign investors, like the Funds investing through the Stock Connect holding the SSE or SZSE A-shares through HKSCC, are the beneficial owners of the assets and are therefore eligible to exercise their rights through the nominee only.

Clearing and Settlement Risk. HKSCC and ChinaClear have established the clearing links and each has become a participant of the other to facilitate clearing and settlement of cross-boundary trades. For cross-boundary trades initiated in a market, the clearing house of that market will on one hand clear and settle with its own clearing participants, and on the other hand undertake to fulfill the clearing and settlement obligations of its clearing participants with the counterparty clearing house. As the national central

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counterparty of the PRC’s securities market, ChinaClear operates a comprehensive network of clearing, settlement and stock holding infrastructure. ChinaClear has established a risk management framework and measures that are approved and supervised by the China Securities Regulatory Commission. The chances of a ChinaClear default are considered to be remote. In the remote event of a ChinaClear default, HKSCC’s liabilities in SSE and SZSE A-shares under its market contracts with clearing participants will be limited to assisting clearing participants in pursuing their claims against ChinaClear. HKSCC should in good faith, seek recovery of the outstanding stocks and monies from ChinaClear through available legal channels or through ChinaClear’s liquidation. In that event, the relevant Fund may suffer delay in the recovery process or may not fully recover its losses from ChinaClear.

Suspension Risk. Each of the SEHK, SSE and SZSE reserves the right to suspend trading if necessary for ensuring an orderly and fair market and that risks are managed prudently. Consent from the relevant regulator would be sought before a suspension is triggered. Where a suspension is effected, the Fund’s ability to access the PRC market will be adversely affected.

Differences in Trading Day. The Stock Connect only operates on days when both the PRC and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. It is therefore possible that there are occasions when it is a normal trading day for the PRC market but the Funds cannot carry out any trading via the Stock Connect. The Funds may be subject to a risk of price fluctuations during the time when the Stock Connect is not trading as a result.

Restrictions on Selling Imposed by Front-end Monitoring. PRC regulations require that before an investor sells any A-share, there should be sufficient shares in the account; otherwise the SSE or SZSE will reject the sell order concerned. SEHK will carry out pre-trade checking on sell orders of its participants (i.e., the stockbrokers) to ensure there is no over-selling. If the Fund intends to sell certain A-shares it holds, it must transfer those shares to the respective accounts of its broker(s) before the market opens on the day of selling (“trading day”). If it fails to meet this deadline, it will not be able to sell those shares on the trading day. Because of this requirement, the Fund may not be able to dispose of its holdings in a timely manner.

Operational Risk. The Stock Connect is premised on the functioning of the operational systems of the relevant market participants. Market participants are permitted to participate in this program subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearing house. The securities regimes and legal systems of the two markets differ significantly and market participants may need to address issues arising from the differences on an on-going basis. There is no assurance that the systems of the SEHK and market participants will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in both markets through Stock Connect could be disrupted. The Fund’s ability to access the market (and hence to pursue its investment strategy) may be adversely affected.

Regulatory Risk. The Stock Connect is a novel concept. The current regulations are untested and there is no certainty as to how they will be applied. In addition, the current regulations are subject to change and there can be no assurance that the Stock Connect will not be abolished. New regulations may be issued from time to time by the regulators/stock exchanges in the PRC and Hong Kong in connection with operations, legal enforcement and cross-border trades under the Stock Connect. Funds may be adversely affected as a result of such changes.

Recalling of Eligible Stocks. When a stock is recalled from the scope of eligible stocks for trading via the Stock Connect, the stock can only be sold but is restricted from being bought. This may affect the investment portfolio or strategies of the relevant Funds, for example, if the Adviser wishes to purchase a stock that is recalled from the scope of eligible stocks.

No Protection by Investor Compensation Fund. Investment in SSE and SZSE A-shares via the Stock Connect is conducted through brokers and is subject to the risks of default by such brokers’ in their obligations. Investments of Funds are not covered by the Hong Kong’s Investor Compensation Fund, which has been established to pay compensation to investors of any nationality who suffer pecuniary losses as a result of default of a licensed intermediary or authorized financial institution in relation to exchange-traded products in Hong Kong. Since default matters in respect of SSE and SZSE A-shares via Stock Connect do not involve products listed or traded in SEHK or Hong Kong Futures Exchange Limited, they will not be covered by the Investor Compensation Fund. Therefore, the Funds are exposed to the risks of default of the broker(s) it engages in its trading through the Stock Connect.

Equity Funds General. Because the Fund invests substantially all of its assets in equity securities, the primary risk is that the value of the equity securities it holds might decrease in response to the activities of an individual company or in response to general market,

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business and economic conditions. If this occurs, the Fund’s share price may also decrease. In addition, there is the risk that individual securities may not perform as expected or a strategy used by the Adviser may fail to produce its intended result.

Foreign Investment Risk.    The risks of investing in securities of foreign issuers may include less publicly available information, less stringent investor protections and disclosure standards, less governmental regulation and supervision of foreign stock exchanges, brokers and issuers, share registration and custody, less stringent or a lack of uniform accounting, auditing and financial reporting standards, practices and requirements, the possibility of expropriation, seizure or nationalization, confiscatory taxation, trade restrictions (including tariffs), limits on repatriation, adverse changes in investment or exchange control regulations, political instability, restrictions on the flow of international capital, imposition of foreign withholding and other taxes, fluctuating currencies, inflation, difficulty in obtaining and enforcing judgments against foreign entities or other adverse political, social or diplomatic developments that could affect the Fund’s investments. Securities of some foreign issuers are less liquid and their prices more volatile than the securities of U.S. companies. In addition, the time period for settlement of transactions in certain foreign markets generally is longer than for U.S. markets. Foreign securities held by the Fund may be denominated in currencies other than the U.S. dollar. Therefore, changes in foreign exchange rates will affect the value of the securities held by the Fund either beneficially or adversely. Fluctuations in foreign currency exchange rates will also affect the dollar value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, available for distribution to shareholders.

Emerging Markets Risk.    Foreign investment risk is typically magnified in emerging markets, which are the less developed and developing nations. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Political, social and economic structures in many emerging market countries may be less established than in developed countries and may change rapidly. Such countries may also lack the social, political and economic characteristics of more developed countries. Unanticipated political, social or economic developments may affect the values of the Fund’s investments in emerging market countries and the availability to the Fund of additional investments in these countries. The legal remedies for investors in emerging markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities (e.g., the SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited.

The currencies of certain emerging market countries have from time to time experienced a steady devaluation relative to the U.S. dollar, and continued devaluations may adversely affect the value of the Fund’s assets denominated in such currencies. Many emerging market countries have experienced substantial rates of inflation for many years, and continued inflation may adversely affect the economies and securities markets of such countries.

The small size, limited trading volume and relative inexperience of the financial markets in these countries may make the Fund’s investments in such countries illiquid and more volatile than investments in more developed countries. There may be little financial or accounting information available with respect to issuers located in these countries, and this information may not reflect the issuer’s financial position in the same way as it would be reflected if the financial and accounting information had been prepared in accordance with U.S. Generally Accepted Accounting Principles. As a result, it may be difficult to assess the value or prospects of an investment in such issuers.

The system of share registration and custody in some emerging market countries may create certain risks of loss (including in some cases the risk of total loss) and the Fund may be required to establish special custodial or other arrangements before making investments in these countries. There is an increased risk of uninsured loss due to lost, stolen or counterfeit stock certificates or unauthorized trading, or other fraudulent activity.

Prior governmental approval of non-U.S. investments may be required and foreign investment in U.S. companies may be subject to limitation in some emerging market countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation.

The economies of certain developing countries may be dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Market Risk.    The value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably. The value of an investment may decline due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of an investment may decline due to general market conditions that are not specifically related to a particular

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company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Furthermore, local, regional and global events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also adversely impact issuers, markets and economies, including in ways that cannot necessarily be foreseen. The Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. The value of an investment may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

Currency Risk.    The value of the Fund’s portfolio may be affected by changes in exchange rates or control regulations. If a non-U.S. currency gains against the U.S. dollar, the value of the security increases in U.S. dollar terms. If a non-U.S. currency declines against the U.S. dollar, the value of the security decreases in U.S. dollar terms.

Derivatives Risk.    Investing in derivatives, including futures and forward contracts, swaps, credit derivatives, and currency-related derivatives, involves investment techniques and risks different from those associated with ordinary mutual fund securities transactions and may involve increased transaction costs. The Fund’s investment in derivatives may rise or fall more rapidly in value than other investments and may reduce the Fund’s returns. Changes in the value of the derivative may not correlate perfectly, or at all, with the underlying asset, reference rate or index, and the Fund could lose more than the principal amount invested. Derivatives also may be subject to certain other risks such as leveraging risk, liquidity risk, interest rate risk, market risk, credit risk, counterparty risk, management risk and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Fund’s, especially in abnormal market conditions. The use of derivatives may increase the volatility of the Fund’s net asset value. Derivatives may be leveraged such that a small investment in derivative instruments can have a significant impact on the Fund’s exposure to stock market values, interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss or gain. It may be difficult or impossible for the Fund to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Fund. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. The Fund also could suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. The Fund also may be exposed to losses if the counterparty in the transaction does not fulfill its contractual obligation. In addition, derivatives traded over-the-counter (“OTC derivatives”) do not benefit from the protections provided by exchanges in the event that a counterparty is unable to fulfill its contractual obligation. Such OTC derivatives therefore involve greater counterparty and credit risk and may be more difficult to value than exchange-traded derivatives. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative should generally be offset by gains on the hedged instrument, and vice versa. While hedging can reduce or eliminate losses, it also can reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the hedged investment, and there can be no assurance that the Fund’s hedging transactions will be effective. Also, suitable derivative transactions may not be available in all circumstances. Derivatives are subject to fees and other costs which are not reflected in the Annual Fund Operating Expenses table.

Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange-traded derivatives are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC derivatives are less liquid than exchange-traded derivatives since they often can be closed out only with the other party to the transaction. The Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund. The possible lack of a liquid secondary market for certain derivatives and the resulting inability of the Fund to sell or otherwise close out a derivatives position could expose the Fund to losses and could make such derivatives more difficult for the Fund to value accurately. In addition, if the Fund has insufficient cash to meet daily variation margin or payment requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so.

In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. Subject to certain exceptions, and after a transition period, the final rule requires a fund to trade derivatives (and other transactions that create future payment or delivery obligations) subject to a value-at-risk leverage limit requirement and certain derivatives risk management program and reporting requirements. However, subject to certain conditions, funds that do not invest heavily in derivatives may be deemed limited derivatives users and would not be subject to the full requirements of the new rule. These requirements may limit the ability of the Fund to use derivatives, short sales, reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors. In connection with the final rule, the SEC and its staff will rescind and withdraw applicable guidance and relief regarding asset segregation and coverage transactions reflected in the Fund’s asset segregation and cover practices discussed above. Compliance with the new rule will be required in August 2022.

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Focus Risk. To the extent that the Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the Fund’s performance. For example, consumer goods companies could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Geopolitical Risk.    Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets and thereby decrease the value of the Fund’s investments. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. The United Kingdom (the “UK”) withdrew from the European Union (the “EU”) in January 2020, commonly referred to as “Brexit.” Uncertainty surrounding the consequences of Brexit could result in economic, market, and currency instability and volatility in the UK, Europe and worldwide. Additional members of the EU could pursue similar procedures to withdraw from the EU, increasing the risk of such instability and volatility.

During global market disruptions, the Fund’s exposure to the risks described elsewhere in this Prospectus will likely increase. Market disruptions can also prevent the Fund from implementing its investment strategies for a period of time and achieving its investment objective. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Fund’s derivatives counterparties to discontinue offering derivatives on some underlying securities, reference rates, or indices, or to offer them on a more limited basis.

Liquidity Risk.    Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. It may not be possible to sell or otherwise dispose of illiquid securities both at the price and within a time period deemed desirable by the Fund. Securities subject to liquidity risk in which the Fund may invest include emerging markets securities, private placements, Rule 144A securities, below-investment-grade securities, securities of small companies and other securities without an established market. Liquidity risk may be magnified for fixed income securities in a rising interest rate environment if there is increased supply in the market due to selling activity. If dealer capacity in fixed income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.

Dislocations in certain parts of markets are resulting in reduced liquidity for certain investments. It is uncertain when financial markets will improve and economic conditions will stabilize. Liquidity of financial markets may also be affected by government intervention and political, social, health, economic or market developments. During period of market stress, the Fund’s assets could potentially experience significant levels of illiquidity.

New Fund Risk. Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategies, may be unable to implement certain of its investment strategies or may fail to attract sufficient assets, any of which could result in the Fund being liquidated and terminated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders.

Non-Diversification Risk.    The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Operational and Technology Risk.    Cyber-attacks, disruptions, or failures that affect the Fund’s service providers or counterparties, issuers of securities held by the Fund, or other market participants may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the Fund’s service providers or counterparties, issuers of securities held by the Fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the Fund’s operations.

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Cyber-attacks, disruptions, or failures may adversely affect the Fund and its shareholders or cause reputational damage and subject the Fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. For example, the Fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the Fund’s net asset value (“NAV”), and impede trading). In addition, cyber-attacks, disruptions, or failures involving the Fund counterparty could affect such counterparty’s ability to meet its obligations to the Fund, which may result in losses to the Fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the Fund, which could have material adverse consequences for such issuers, and may cause the Fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.

While the Fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyberattacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as Fund counterparties, issuers of securities held by the Fund, or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will address the possibility of and fallout from cyber-attacks, disruptions, or failures. In addition, the Fund cannot directly control any cybersecurity plans and systems put in place by its service providers, Fund counterparties, issuers of securities held by the Fund, or other market participants.

Share Ownership Concentration Risk.    To the extent that a significant portion of the Fund’s shares are held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments). In addition, separate accounts managed by the Adviser may invest in the Fund and, therefore, the Adviser at times may have discretionary authority over a significant portion of the assets of the Fund. In such instances, the Adviser’s decision to make changes to or rebalance its clients’ allocations in the separate accounts may substantially impact the Fund’s performance.

Smaller Company Risk. Stocks of smaller companies involve greater risk than those of larger, more established companies. This is because smaller companies may be in earlier stages of development, may be dependent on a small number of products or services, may lack substantial capital reserves and/or do not have proven track records. Smaller companies may be more adversely affected by poor economic or market conditions, and may be traded in low volumes, which may increase volatility and liquidity risks. From time to time, the Fund may invest in the equity securities of very small cap companies, often referred to as “micro-cap” companies. For purposes of this Prospectus, “micro-cap” companies are those with market capitalizations of $500 million or less at the time of the Fund’s investment. The considerations noted above are generally intensified for these investments. Any convertible debentures issued by small cap companies are likely to be lower-rated or non-rated securities, which generally involve more credit risk than debentures in the higher rating categories and generally include some speculative characteristics, including uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

Style Risk. Different investment styles (e.g., growth vs. value, quality bias, market capitalization focus) tend to shift in and out of favor depending on market conditions and investor sentiment, and at times when the investment style used by the Adviser for the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

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MANAGEMENT OF THE FUND

Trustees, Officers and Adviser.    The Board of Trustees of the William Blair Funds (the “Trust”) has overall management responsibility. The duties of the trustees and officers of the Trust include overseeing the business affairs of the Trust, monitoring investment activities and practices and considering other matters concerning the Trust. The Statement of Additional Information has the names of and additional information about the trustees and officers of the Trust. Subject to the oversight of the Board of Trustees, William Blair Investment Management, LLC (the “Adviser” or “WBIM”), 150 North Riverside Plaza, Chicago, Illinois 60606, is responsible for providing investment advisory and management services to the Fund, including making decisions regarding Fund portfolio transactions, pursuant to a management agreement (the “Management Agreement”). William Blair & Company, L.L.C. is the principal underwriter and distributor of the Trust and acts as agent of the Trust in the sale of its shares (the “Distributor” or “WBC”). WBIM and WBC are collectively referred to herein as “William Blair.”

William Blair was founded over 80 years ago by William McCormick Blair. As of [December 31, 2020], William Blair had over 1,576 employees including approximately 187 partners. WBIM oversees the assets of the Trust, along with corporate pension plans, endowments and foundations. As of [December 31, 2020], WBIM managed over $69.7 billion in equities, fixed income securities, derivatives and cash equivalents.

The Adviser firmly believes that clients are best served when portfolio managers are encouraged to draw on their experience and develop new ideas. This philosophy has helped build a hard-working, results-oriented team of [__] portfolio managers, supported by a team of analysts. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940.

For its services provided to the Fund pursuant to the Management Agreement, the Adviser is entitled to a management fee equal to 1.00% of the Fund’s average daily net assets.

Expense Waiver. The Adviser has entered into a contractual agreement with the Fund to waive fees and/or reimburse expenses, if necessary, in order to limit the Fund’s operating expenses (excluding interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on short sales, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) for each class to the levels reflected in the table below until April 30, 2023. The agreement terminates upon the earlier of April 30, 2023 or the termination of the Management Agreement.

Class I	Class R6
1.05%	1.00%

The Adviser is entitled to recoupment for a period of three years subsequent to the Fund’s commencement of operations for previously waived fees and reimbursed expenses to the extent that such recoupment does not cause the annual Fund operating expenses (after the recoupment is taken into account) to exceed both (1) the expense limit in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.

Because of the expense limitation agreement and recoupment provision, the Fund may pay the Adviser an amount that differs from the contractual management fee.

Board Considerations of Management Agreement.    The first annual or semi-annual shareholder report following commencement of operations of the Fund will contain a discussion regarding the factors the Board of Trustees considered for the approval of the Management Agreement for the Fund.

Additional Information.    The Trust enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, custodian, transfer agent, accountants and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This Prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Portfolio Management.    Additional information is provided below on the Fund’s portfolio managers. The Statement of Additional Information provides additional information about the portfolio managers including the structure of their compensation, other accounts they manage and their ownership of securities in the Fund.

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The Fund is co-managed by Casey Preyss and Vivian Lin Thurston. Mr. Preyss and Ms. Lin Thurston are each responsible for investment strategy, asset and currency allocation, and portfolio construction. The portfolio managers are supported by a team of research analysts.

Casey Preyss, CFA, Partner, is a portfolio manager for William Blair’s Emerging Markets Growth, Emerging Markets Small Cap Growth, and China A-Shares Growth strategies. Since joining William Blair in 2000, he has been a research analyst covering industrials, IT, and resources stocks. Before taking on fundamental research responsibilities for William Blair’s global equity team, Casey was a quantitative analyst. Before joining the firm, he was an international equity research sales associate with Thomas White International. He received a B.S.B.A. from The Ohio State University and an M.B.A. from the University of Chicago’s Booth School of Business.

Vivian Lin Thurston, CFA, Partner, is a portfolio manager for William Blair’s China A-Shares Growth strategy and a global research analyst covering Chinese equities. Previously, she was a global research analyst covering large-cap consumer companies. Before joining William Blair, Vivian was vice president and consumer sector head at Calamos Investments. Before that, she was an executive director and senior investment analyst at UBS Global Asset Management/Brinson Partners, where she was responsible for stock selection and research for consumer sectors in the United States and emerging markets. Vivian also held roles at Mesirow Financial, China Agribusiness Development Trust and Investment Corporation, and Vanke. She is a member of the CFA Institute and the CFA Society Chicago. She is also the founder and chairman of the board of the Chinese Finance Association of America, a 501(c) nonprofit organization. Vivian received a B.A. in sociology from Peking University and an M.A. in sociology and M.S. in finance from the University of Illinois Urbana-Champaign.

Custodian.    The Custodian for the Fund is State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. The Custodian is responsible for custody of portfolio securities, fund accounting and the calculation of the Fund’s net asset value.

Transfer Agent and Dividend Paying Agent.    The Transfer Agent and Dividend Paying Agent is DST Asset Manager Solutions, Inc. (“DST”), 2000 Crown Colony Drive, Quincy, Massachusetts 02169-0953.

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YOUR ACCOUNT

CLASS I SHARES

Class I shares are offered to investors who acquire the shares directly through the Distributor or through those financial intermediaries with whom the Distributor has entered into written agreements specifically authorizing them to sell Class I shares.

Class I shares are available for purchase by the following categories of investors who meet the minimum investment requirements (except as noted):

•	institutional investors;

•

qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, defined benefit plans and other similar accounts, or plans whereby Class I shares are held through omnibus accounts (either at the plan level or the level of the plan administrator);

•	non-qualified deferred compensation plans (either at the plan level or the level of the plan administrator);

•

investors who invest through fee-based advisory or brokerage programs of financial intermediaries that have written agreements with the Distributor and generally hold such shares through an omnibus account held at the Fund; and

•	asset-based fee advisory clients of William Blair.

Minimum Investments.    The minimum initial investment for an account generally is $500,000 (or any lesser amount if, in William Blair’s opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $500,000). There is no minimum for subsequent purchases.

There is no minimum initial investment for:

•

qualified retirement plans, including, but not limited to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, defined benefit plans and other similar accounts, or plans whereby Class I shares are held through omnibus accounts (either at the plan level or the level of the plan administrator); or

•	asset-based fee advisory clients of William Blair.

William Blair may make certain additional exceptions to these requirements, which are discussed below.

CLASS R6 SHARES

Class R6 shares are offered to investors who acquire the shares directly through the Distributor or through those financial intermediaries with whom the Distributor has entered into written agreements specifically authorizing them to sell Class R6 shares.

Class R6 shares are offered to the following investors, provided that neither these investors nor their intermediaries require the Fund to make any type of servicing or administrative payments with respect to Class R6 shares:

•

qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, defined benefit plans and other accounts or plans whereby Class R6 shares are held through omnibus accounts (either at the plan level or the level of the plan administrator);

•	non-qualified deferred compensation plans (either at the plan level or the level of the plan administrator);

•	tax-exempt retirement plans (e.g., Profit Sharing, 401(k), Money Purchase Pension and Defined Benefit Plans) of William Blair and its affiliates and rollover accounts from those plans;

•	Board members of the Trust and partners and employees of William Blair and their families purchasing directly from the Distributor;

•	other investment companies;

•	other institutional investors;

•	investors who invest through fee-based advisory or brokerage programs of financial intermediaries that hold such shares through an omnibus account at the Fund; and

•	certain asset-based fee advisory clients of William Blair.

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Class R6 shares are not available to retail taxable or tax-advantaged accounts seeking to invest directly in the Fund outside of an omnibus account maintained by an intermediary, except as noted above. The Fund will consider requests by holders of Class I shares to convert such shares to Class R6 shares on a case by case basis, provided eligibility requirements and relevant minimums are met.

Minimum Investments.    The minimum initial investment for an account is $1 million (or any lesser amount if, in William Blair’s opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $1 million). There is no minimum for subsequent purchases.

There is no minimum initial investment for:

•

qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, defined benefit plans and other similar accounts, or plans whereby Class R6 shares are held through omnibus accounts (either at the plan level or the level of the plan administrator); or

•	asset-based fee advisory clients of William Blair that have aggregate account assets in excess of $10 million with William Blair and who the Distributor has approved for investment in Class R6 shares.

William Blair’s partners and employees, the Board members of the Trust and their family members will not be subject to the minimum investment requirement. Tax-exempt retirement plans (Profit Sharing, 401(k), Money Purchase Pension and Defined Benefit Plans) of William Blair and its affiliates and rollover accounts from those plans will also be exempt from the minimum investment requirement. William Blair may make certain additional exceptions to these requirements, which are discussed below.

Share Class Minimum Maintenance.    If an account’s balance falls below the minimum initial investment amount for that share class due to account redemptions (and not due to market depreciation), the Fund reserves the right to convert or redeem shares held by the account in the following manner:

•

Class R6 shares may be converted to Class I shares if the account value falls below the investment minimum for Class R6 shares but meets the investment minimum for Class I shares. Class R6 shares may be redeemed if the account value falls below the investment minimum for Class I shares.

The applicable shareholder or intermediary will be notified prior to any such redemption or conversion and will be allowed 60 days to make additional investments and bring the account into compliance with the applicable investment minimum before any conversion or redemption occurs. Any conversion will occur at the relative NAV of the two applicable share classes at the time of conversion and the account value will not change as a result of the conversion, although the number of shares held may change.

A conversion between share classes of the Fund is generally not a taxable event. Please consult your tax advisor for an assessment of the tax implications of any conversion.

ADDITIONAL INFORMATION AND EXCEPTIONS TO ELIGIBILITY AND MINIMUM INVESTMENT REQUIREMENTS FOR CLASS I AND CLASS R6 SHARES

The Distributor may accept investments that are less than the minimums set forth above under a group payroll deduction or similar plan. Investors investing through certain tax-qualified retirement plans and wrap fee programs may be subject to different, lower or no minimums. For omnibus accounts that meet the minimum investment requirement, the Trust does not impose any minimum investment amounts for sub-accounts, although the firm holding the omnibus account may impose its own minimum investment requirements. The Distributor may, in its discretion, waive or reduce investment minimums in other circumstances.

The Trust does not impose any sales charges in connection with purchases of Class I or Class R6 shares, although financial intermediaries and other institutions may charge their clients a fee in connection with purchases for the accounts of their clients.

The Distributor may, in its sole discretion, reject any purchase order from the shareholder and/or intermediary involved.

ADDITIONAL INFORMATION ON OTHER PAYMENTS TO FINANCIAL INTERMEDIARIES

Other Payments.    Class I shares of the Fund may reimburse William Blair for fees paid on the Fund’s behalf to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-administration, sub-transfer agency and other services provided to shareholders whose shares are held of record in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees may be based on the number of subaccounts serviced or based on average net assets held in the Fund for Class I shares.

William Blair, out of its own resources and without additional cost to the Fund or its shareholders, provides additional cash payments to certain intermediaries (which may be referred to as revenue sharing). Such payments to intermediaries are in addition to distribution

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fees, or fees paid for sub-administration, sub-transfer agency or other services by the Fund for Class I shares. William Blair may pay firms for administrative, sub-accounting, or shareholder processing services and/or for providing Class I or Class R6 shares of the Fund with “shelf space” or access to a third party platform, inclusion of Class I or Class R6 shares of the Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other sales programs, allowing William Blair access to an intermediary’s conferences and meetings and other forms of marketing support. The level of payments made may be a fixed fee or based on one or more of the following factors: current assets, number of accounts and/or number of transactions for Class I or Class R6 shares attributable to the intermediary or fund type or other measure agreed to by William Blair and the intermediary. The amount of payments is different for different intermediaries.

The Distributor expects to make payments to intermediaries in amounts that generally range from 0.01% to 0.15% of the assets of the Fund’s shares that are serviced and maintained by the intermediary. These amounts are subject to change. Receipt of, or the prospect of receiving, this compensation may influence the intermediary’s recommendation of the Fund or availability of the Fund through the intermediary. Further information on payments to third parties is included in the Statement of Additional Information.

BUYING, SELLING AND EXCHANGING SHARES

The information below relating to buying, selling and exchanging shares of the Fund applies if you are transacting directly with the Fund. Shares of the Fund are also available through certain financial intermediaries, such as a bank or a broker-dealer (each, an “intermediary”). If you are investing through an intermediary, you are not placing your orders directly with the Fund, and you must follow the intermediary’s transaction procedures. Your intermediary may impose different or additional conditions than the Fund on purchases, redemptions and exchanges of Fund shares. These differences may include different minimum initial (and subsequent) investment amounts, exchange policies, fund choices, cut-off times for investment and other trading restrictions. Your intermediary also may impose charges for its services in addition to the fees charged by the Fund. You should consult with your intermediary directly for information regarding its conditions and fees for buying, selling or exchanging shares of the Fund. The Fund is not responsible for the failure of your intermediary to carry out its responsibilities.

HOW TO BUY SHARES (By mail, by wire or by telephone)

Purchase Price.    The Fund is sold at its public offering price, which is the net asset value per share that is next computed after receipt of your order in proper form by the Distributor, the Transfer Agent or a designated agent thereof. (For more information, see “Determination of Net Asset Value.”) If you fail to pay for your order, you will be liable for any loss to the Fund and, if you are a current shareholder, the Fund may redeem some or all of your shares to cover such loss.

Note:    All purchases made by check should be in U.S. dollars and made payable to William Blair Funds, or in the case of a retirement account, the custodian or trustee of such account. Third party checks generally will not be accepted. When purchases are made by check or periodic account investment, the Fund may delay sending redemption proceeds until it determines that collected funds have been received for the purchase of such shares, which may be up to 15 calendar days.

Purchase in Kind.    You may, subject to the approval of the Fund, purchase shares of the Fund with securities that are eligible for purchase by the Fund (consistent with the Fund’s investment process, goal and philosophy) and that have values that are readily ascertainable in accordance with the Fund’s valuation policies. Call the Fund at 1-800-742-7272 if you would like to purchase shares of the Fund with other securities. Such purchases may result in the recognition of gain or loss for federal income tax purposes on the securities transferred to the Fund.

Right to Reject Your Purchase Order.    The Trust is required to obtain, verify and record certain information regarding the identity of shareholders. When opening a new account, the Trust will ask for your name, address, taxpayer identification number, date of birth and other information that identifies you. You may also be asked to show identifying documents. Applications without this information may not be accepted and orders may not be processed. The Trust reserves the right to place limits on transactions in any account until the identity of the investor is verified; refuse an investment in the Fund or involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified; or suspend the payment of withdrawal proceeds if it is deemed necessary to comply with anti-money laundering regulations. The Trust and its agents will not be responsible for any loss resulting from an investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

The Trust is required to comply with various federal anti-money laundering laws and regulations. As a result, the Trust may be required to “freeze” a shareholder account if the shareholder appears to be involved in suspicious activity or if account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or account proceeds to a government agency. The Trust may also be required to reject a purchase payment, block an investor’s account and consequently refuse to implement requests for transfers, withdrawals, surrenders or death benefits.

Short-Term and Excessive Trading.    The Fund is designed for long-term investors. The Fund discourages and does not accommodate short-term or excessive trading. Such trading may present risks to other shareholders in the Fund, including disruption

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of portfolio investment strategies, with potential resulting harm to performance, and increased trading costs or Fund expenses. Thus, such trading may negatively impact the Fund’s net asset value and result in dilution to long-term shareholders. Short-term and excessive trading in Fund shares can also negatively impact the Fund’s long-term performance by requiring the Fund to maintain more assets in cash or to liquidate holdings at a disadvantageous time. These risks may be more pronounced for the Fund because of its investment in securities that are susceptible to pricing arbitrage (e.g., international securities, emerging markets securities and small cap securities).

In an effort to protect long-term shareholders, the Board of Trustees has adopted policies and procedures that seek to deter short-term and excessive trading and to detect such trading activity at levels that may be detrimental to the Fund. The Fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor for any reason, including excessive, short-term or other abusive trading practices that may disrupt portfolio management strategies and harm Fund performance. The Fund also reserves the right to delay delivery of redemption proceeds up to seven days or to honor certain redemptions with securities, rather than cash.

In making the determination to exercise these rights, the Fund may consider an investor’s trading history in the Fund and accounts under common ownership or control. The Fund seeks to employ reasonable measures to detect short-term and excessive trading at levels that may be detrimental to the Fund. Accordingly, the Adviser uses certain materiality and volume thresholds to detect short-term or excessive trading, but otherwise seeks to apply the policies uniformly to all shareholders, as described in more detail below.

Some Fund shares are held through omnibus account arrangements, whereby a broker-dealer, investment adviser, retirement plan sponsor or other financial intermediary maintains an omnibus account with the Fund for trading on behalf of its customers. For such accounts, the Adviser generally seeks to monitor trading activity at the omnibus level in an attempt to identify disruptive trades using certain thresholds. However, shareholders seeking to engage in short-term or excessive trading may use a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to prevent short-term or excessive trading, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. Also, the ability of the Fund and its agents to detect and curtail short-term and excessive trading practices may be limited by operational systems and technological limitations. In addition, the Fund receives purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect short-term or excessive trading that may be facilitated by these intermediaries or by the use of omnibus account arrangements.

Under agreements that the Fund has entered into with intermediaries, the Fund may request transaction information from intermediaries at any time to determine whether there has been short-term trading by the intermediaries’ customers. The Fund will request that the intermediary provide individual account level detail (or participant level detail in the case of retirement plans) to the Fund at its request. If short-term trading is detected at the individual account or participant level, the Fund will request that the intermediary a) continue to monitor the individual or participant, b) issue the individual or participant a warning, or c) ban the individual or participant from making further purchases of Fund shares. An intermediary may apply its own short-term trading policies and procedures, which may be more or less restrictive than the Fund’s policies and procedures. There is no assurance that the Fund’s policies will be effective in limiting and deterring short-term and excessive trading in all circumstances.

By Mail

Opening an Account—Class I shares.    To open a new account for Class I shares of the Fund by mail, make out a check for the amount of your investment, payable to “William Blair Funds.” Complete the account application included with this Prospectus and mail the completed application and the check to the Transfer Agent, DST Asset Manager Solutions, Inc., P.O. Box 219137, Kansas City, Missouri 64121-9137.

Adding to an Account—Class I shares.    To purchase additional Class I shares, make out a check for the amount of your investment, payable to “William Blair Funds” and mail the check, together with a letter that specifies the Fund name, the account number and the name(s) in which the account is registered, to DST Asset Manager Solutions, Inc., P.O. Box 219137, Kansas City, Missouri 64121-9137.

Opening or Adding to an Account—Class R6 shares.    Opening a new account or adding to an account for Class R6 shares may only be done by wire. See “By Wire” below.

By Wire

Opening an Account—Class I shares.    First, call DST at 1-800-635-2886 (in Massachusetts, 1-800-635-2840) for an account number. Then instruct your bank to wire federal funds to:

State Street Bank and Trust Co.

ABA # 011000028

DDA # 99029340

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Attn: Custody & Shareholder Services

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111

Include the name of the Fund in which you are investing, your assigned account number and the name(s) in which the account is registered. Finally, complete the account application, indicate the account number assigned to you by DST and mail it to William Blair Funds, 150 North Riverside Plaza, Chicago, Illinois 60606.

Adding to an Account—Class I shares.    To add to your account by wire, instruct your bank to wire federal funds to:

State Street Bank and Trust Co.

ABA # 011000028

DDA # 99029340

Attn: Custody & Shareholder Services

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111

In your request, specify the name of the Fund in which you are investing, your account number, and the name(s) in which the account is registered. To add to an existing account by wire transfer of funds, you must have selected this option on your account application.

Opening or Adding to an Account—Class R6 shares.    First, call the Distributor at 1-800-742-7272 for an account number. Then instruct your bank to wire federal funds to:

State Street Bank and Trust Co.

ABA # 011000028

DDA # 99029340

Attn: Custody & Shareholder Services

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111

Include the name of the Fund in which you are investing, your assigned account number and the name(s) in which the account is registered. Finally, complete the account application, indicate the account number assigned to you by the Distributor and mail it to the Distributor, William Blair & Company, L.L.C., 150 North Riverside Plaza, Chicago, Illinois 60606.

By Telephone

Opening an Account.    See “By Wire.”

Adding to an Account.    Call DST at 1-800-635-2886 (in Massachusetts, 1-800-635-2840). You may then pay for your new shares by wire or by mail, except for Class R6 shares which may only be paid for by wire. To add to an existing account by telephone, you must have selected this option on your account application.

HOW TO SELL SHARES (By mail, by wire or by telephone)

You can arrange to take money out of your account by selling (“redeeming”) some or all of your shares. You may give instructions to redeem your shares by mail, by wire or by telephone, as described below.

By Mail

To redeem Class I shares or Class R6 shares by mail, send a written redemption request signed by all account owners to DST Asset Manager Solutions, Inc., P.O. Box 219137, Kansas City, Missouri 64121-9137.

Written redemption requests must include:

—	a letter that contains your name, your assigned account number, the Fund’s name and the dollar amount or number of shares to be redeemed; and

—

any other necessary documents, such as an inheritance tax consent or evidence of authority (for example, letters testamentary), dated not more than 60 days prior to receipt thereof by DST or the Distributor.

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By Wire

To redeem some or all of your shares by wire, you may contact DST, by mail or telephone, as explained herein. To redeem by wire, you must have elected this option on your account application and attached to the application, for Class I shares, a voided, unsigned check or deposit slip for your bank account, and for Class R6 shares, a corporate resolution authorizing those able to act on your behalf.

By Telephone

To redeem shares by telephone, you must have elected this option on your account application. Contact DST at 1-800-635-2886 (in Massachusetts, 1-800-635-2840).

Note:    Telephone redemption requests should NOT be directed to the Trust or to the Distributor.

Signature Guarantees.    A signature guarantee may be required to redeem Class I shares in certain instances. A signature guarantee is not required for redemptions of Class R6 shares. Signature guarantees must be obtained from a bank that is a member of the FDIC, from a brokerage firm that is a member of FINRA or an exchange, or from an eligible guarantor who is a member of, or a participant in, a signature guarantee program. Your redemption request with respect to Class I shares must include a signature guarantee if any of the following situations apply:

—	You wish to redeem shares having a value of $75,000 or more in a single transaction;

—	Your account registration has changed; or

—	You want a check in the amount of your redemption to be mailed to a different address from the one on your account application (address of record).

Signature guarantees, if required, must appear on the written redemption request and on any endorsed stock certificate or stock power.

Redemption Price.    The redemption price is the net asset value next calculated after receipt of your redemption request in proper order by the Distributor, Transfer Agent or a designated agent thereof. The redemption price that you receive for your shares may be more or less than the amount that you originally paid for them.

Payment for Redeemed Shares.    Payment normally will be mailed to you at the address of record for your account by the third business day after receipt by DST of a redemption request and any other required documentation and after any checks in payment for your shares have cleared.

Under normal conditions, the Fund typically expects to meet redemption requests through the use of the Fund’s holdings of cash or cash equivalents or by selling other Fund assets. A redemption in kind may be used as discussed below.

Delayed Proceeds.    The Trust reserves the right to delay delivery of your redemption proceeds—up to seven days—or to honor certain redemptions with securities, rather than cash, as described in the next section.

Redemptions In Kind.    The Trust reserves the right to make redemption payments in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the net asset value for the Fund’s shares. In making a redemption payment “in kind,” the Fund will typically distribute a pro rata portion of all securities or other financial assets, subject to certain exclusions approved by the Board of Trustees. Shareholders will receive cash for the portion of excluded securities and the Fund’s holdings of cash and receivables.

Shareholders receiving securities or other financial assets may realize a gain or loss for federal income tax purposes as a result of the redemption, and will incur any costs of sale, as well as the associated inconveniences. Notwithstanding the above, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90-day period for any one shareholder of record.

Automatic Redemptions.    The Trust reserves the right to redeem your shares in any account that, following a redemption, is below a specified minimum amount. Currently, the minimum for Class I shares is $500,000 per account for regular accounts and IRAs, and for Class R6 shares is $1 million, unless the reduction in value is due solely to market depreciation. Before the redemption is processed, you will be notified that the value of your account has fallen below the minimum and allowed to make an additional investment.

HOW TO EXCHANGE SHARES (By Mail or by Telephone)

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Subject to the following limitations, you may exchange Class I or Class R6 shares of the Fund for the same class of shares of another William Blair Fund at their relative net asset values so long as the shares to be acquired are available for sale in your state of residence and the other William Blair Fund is open to new investors. Exchanges into a closed Fund are precluded unless the shareholder already has an open account in that Fund. Exchanges will be effected by redeeming your shares and purchasing shares of the other William Blair Fund(s) requested. Shares of the Fund with a value in excess of $1 million acquired by exchange from another William Blair Fund may not be exchanged thereafter until they have been owned for 15 days (the “15 Day Hold Policy”). The Fund reserves the right to reject any exchange order for any reason, including excessive, short-term (market timing) or other abusive trading practices that may disrupt portfolio management. Exchanges will result in the recognition for federal income tax purposes of gain or loss on the shares exchanged. You should obtain and carefully read the prospectus of the William Blair Fund(s) you want to exchange into prior to making an exchange. You may obtain a prospectus by calling 1-800-635-2886 or by going to the Trust’s website at williamblairfunds.com.

Class I shares of the Fund may be exchanged for Class R6 shares of the Fund provided that your account meets the eligibility requirements for Class R6 shares and you meet the Class R6 investment minimums discussed above.

By Mail

You may request an exchange of your shares by writing a letter that specifies the Fund name, the account number and the name(s) in which the account is registered, to William Blair Funds, Attention: Exchange Department, P.O. Box 219137, Kansas City, Missouri 64121-9137.

By Telephone

You may also exchange your shares by telephone by completing the appropriate section on your account application. Once your telephone authorization is on file, DST will honor your requests to exchange shares by telephone at 1-800-635-2886 (in Massachusetts, 1-800-635-2840).

Neither the Trust nor DST will be liable for any loss, expense or cost arising out of any telephone request pursuant to the telephone exchange privilege, including any fraudulent or unauthorized request, and you will bear the risk of loss, so long as the Trust or DST reasonably believes, based upon reasonable verification procedures, that the telephonic instructions are genuine. The verification procedures include (1) recording instructions, (2) requiring certain identifying information before acting upon instructions and (3) sending written confirmations.

DIVIDENDS AND DISTRIBUTIONS

Income Dividends.    The Fund may earn dividends from stocks and interest from bond, money market and other investments, as well as net short-term capital gains from sales of securities, all of which are passed through to shareholders as income dividends as long as expenses do not exceed income.

Capital Gain Distributions.    The Fund may realize capital gains whenever it sells securities for a higher price than it paid for them, which then will generally be passed through to shareholders as capital gain distributions to the extent that the Fund’s net long-term capital gains exceed the sum of its net short-term capital losses for such year and any capital loss carryovers available from prior years.

As a shareholder, you are entitled to your portion of the Fund’s net income and gains on its investments. The Fund passes its earnings along to you as dividends and distributions. The Fund’s policy is to distribute substantially all net investment income, if any, and all realized net capital gain, if any. All distributions of income and capital gain and any return of capital have the effect of immediately thereafter decreasing net asset value per share. Income dividends and capital gain distributions will be automatically reinvested in additional shares at net asset value on the reinvestment date, unless you specifically request otherwise (see “Shareholder Services and Account Policies—Dividend Options”). Cash payments are made by the Dividend Paying Agent shortly following the reinvestment date.

When Dividends are Paid.    All income dividends, if any, and capital gain distributions, if any, generally will be declared annually and paid annually in December and/or January. The Fund may vary these dividend practices at any time. Income dividends and any capital gain distributions made by the Fund will vary from year to year. Dividends and distributions may be subject to withholding, as required by the Internal Revenue Service (the “IRS”) (see “Your Account—Federal Income Taxes”).

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FEDERAL INCOME TAXES

As with any investment, you should consider how your investment in the Fund will be taxed. If your account is not a tax-advantaged account, the federal income tax implications of your investment in the Fund include the following:

Taxes on Distributions.    The Fund’s distributions from current and accumulated earnings and profits are subject to federal income tax and may also be subject to state or local taxes. Distributions may be taxable at different tax rates depending upon the type of security and the length of time the Fund holds the security generating the income or gain that is distributed. Your distributions are generally taxable when they are paid, whether you take them in cash or reinvest them in additional shares. However, dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid before the following February 1 are treated as having been paid on December 31 of the calendar year declared for federal income tax purposes. After the close of each calendar year, the Fund will inform you of the amount and nature of distributions paid.

Under the federal income tax laws, net investment income, including interest and dividends (other than “qualified dividend income”), and net short-term capital gains are taxed as ordinary income. Distributions of qualified dividend income will generally be taxed to individuals and other non-corporate shareholders at rates applicable to long-term capital gains, provided the Fund and the shareholder each satisfy certain holding period and other requirements. Net capital gain distributions are taxed at long-term capital gain rates regardless of how long you have held your shares. A portion of the Fund’s dividends may be eligible for treatment as qualified dividend income.

Taxes on Transactions.    Redemptions of Fund shares and exchanges for shares of other William Blair Funds are generally treated as a sale of such shares subject to federal income taxation and possibly state and local taxation. If the shares are held as a capital asset, then you will recognize, subject to the discussion below, a capital gain or loss measured by the difference between your basis in your shares and the price that you receive when you sell (or exchange) such shares. The capital gain or loss upon a sale, exchange or redemption of Fund shares will generally be a short-term capital gain or loss if such shares were held for one year or less, and will be a long-term capital gain or loss if such shares were held for more than one year. Long-term capital gains are generally taxable to individuals and other non-corporate shareholders at a maximum federal income tax rate of 20%. Any loss recognized on the redemption of shares held six months or less, however, will be treated as a long-term capital loss to the extent you have received any long-term capital gain dividends on such shares. If you realize a loss on the redemption or exchange of Fund shares and acquire within 30 days before or after such redemption or exchange shares of the Fund (including through reinvestment of dividends) or substantially identical stock or securities, the two transactions may be subject to the “wash sale” rules of the Code, resulting in a postponement of the recognition of such loss for federal income tax purposes. Capital losses may be subject to limitations on their use by a shareholder.

An additional 3.8% Medicare contribution tax is imposed on certain net investment income (including income dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Effect of Foreign Taxes.    Investment income received from sources within foreign countries may be subject to foreign income and other taxes, which generally will reduce the Fund’s distributions. However, the United States has entered into tax treaties with many foreign countries that entitle certain investors to a reduced rate of tax or to certain exemptions from tax. Accordingly, the Fund will attempt to operate so as to qualify for such reduced tax rates or tax exemptions whenever practicable. Additionally, the Fund may qualify for and may elect to have foreign tax credits “passed through” to its shareholders. In such event, shareholders will be required to treat as part of the amounts distributed to them their pro rata portion of such taxes and may claim a federal income tax credit or a deduction for such taxes, subject to certain holding period and other limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions on his or her federal income tax return.

“Buying a Dividend.”    If you buy shares before the Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a distribution, which may be subject to federal income tax as described above. In addition, the Fund’s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the Fund has a negative return. See “Your Account—Dividends and Distributions” for payment schedules, and call the Distributor if you have further questions.

Tax Withholding.    The Fund may be required to withhold U.S. federal income tax at a rate of 24% on all distributions and redemption proceeds payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications or who have been notified (or when the Fund is notified) by the IRS that they are subject to backup withholding.

The foregoing is only intended as a brief summary of certain federal income tax issues relating to investment in the Fund by shareholders subject to federal income tax. Shareholders should consult their tax adviser about the application of the provisions of the tax laws, including state and local tax laws, in light of their particular situation before investing in the Fund.

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For a more detailed discussion of federal income taxes, see the Statement of Additional Information.

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SHAREHOLDER SERVICES AND ACCOUNT POLICIES

The Fund provides a variety of services to help you manage your account. If you are investing through a financial intermediary, you may not have access to all of these services. You should consult with your intermediary directly to determine what services are available to you. Class R6 shares may not be available through your financial intermediary.

Dividend Options.    You may choose to have your distributions reinvested in additional shares automatically or paid in cash by making the appropriate election on your account application. You may change your election at any time by providing written notice to DST. Dividends and distributions are treated the same for federal income tax purposes whether reinvested in additional shares or received in cash.

1. Automatic Dividend Reinvestment Plan.    The Fund automatically reinvests all income dividends and capital gain distributions in additional shares at net asset value on the reinvestment date. (For more information, see “Your Account—Dividends and Distributions.”)

2. Cash-Dividend Plan.    You may choose to have all of your income dividends paid in cash and/or have your capital gain distributions paid in cash. Any distributions you do not elect to have paid in cash will be reinvested automatically in additional shares at net asset value.

3. Automatic Deposit of Dividends.    You may elect to have all income dividends and capital gain distributions automatically deposited in a previously established bank account.

Automatic Investment Plan.    On your account application for Class I shares of the Fund, you may authorize DST to automatically withdraw an amount of money (minimum $250) from your bank account on the fifth or twentieth day of each month. This amount will be invested in additional shares. You may change your election at any time by providing written notice to DST.

Systematic Withdrawal Plan.    You may establish this plan with Class I shares presently held or through a new investment, which should be at least $500,000 for Class I shares. Under this plan, you specify a dollar amount to be paid monthly, quarterly or annually. Shares corresponding to the specified dollar amount are automatically redeemed from your account on the fifth business day preceding the end of the month, quarter or year. While this plan is in effect, all income dividends and capital gain distributions on shares in your account will be reinvested at net asset value in additional shares. There is no charge for withdrawals, but the minimum withdrawal is $250 per month. Depending upon the size of payments requested, and fluctuations in the net asset value of the shares redeemed, redemptions under this plan may reduce or even exhaust your account.

Retirement Plans and Other Plan Accounts.    The Trust may offer a variety of qualified retirement plans and other tax-advantaged accounts, including employee benefit plans, Individual Retirement Accounts (“IRAs”), Roth IRAs, Simplified Employee Pension Plan IRAs (“SEP IRAs”), Savings Incentive Match Plan for Employees IRAs (“SIMPLE IRAs”), Health Savings Accounts, Archer Medical Savings Accounts, Coverdell Education Savings Accounts (formerly known as education IRAs) and Solo 401(k) Plans (collectively, “Retirement Plan and Other Plan Accounts”). Additional information concerning Retirement Plan and Other Accounts is available from the Trust.

For Class I shares, there is no minimum initial investment for a Retirement Plan and Other Plan Account and there is no minimum for subsequent investments. Shareholders who open Retirement Plan and Other Plan Accounts may be charged additional fees by the custodian for the plan. With regard to Retirement Plan and Other Plan Accounts:

—	participation is voluntary;

—	you may terminate or change a plan at any time without penalty or charge from the Trust;

—	the Fund may pay additional expenses incurred in connection with such plans;

—	on your account application, you may select the account type in which to invest;

—	additional forms and further information may be obtained by writing or calling the Trust;

—	the Trust reserves the right to change the minimum amounts for initial and subsequent investments or to terminate any of the plans;

—	the Trust reserves the right to waive investment minimums at the discretion of the Distributor; and

—	the Trust requires a copy of the trust agreement when shares are to be held in trust.

Written Confirmations.    Each purchase, exchange or redemption transaction is confirmed in writing to the address of record by giving details of the purchase or redemption.

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Transfer of Shares.    Fund shares may be transferred by a written request addressed to the Trust and delivered to DST, giving the name and social security or taxpayer identification number of the transferee and accompanied by the same signature guarantees, if applicable, and documents as would be required for a redemption, together with specimen signatures of all transferees.

Suspension of Offering or Rejection of Purchase Orders.    The Trust reserves the right to withdraw all or any part of the offering made by this Prospectus, and/or the Trust or the Distributor may reject purchase orders from an investor or an intermediary. From time to time, the Trust may suspend the offering of shares of the Fund to new investors. During the period of such suspension, persons who are already shareholders of the Fund may be permitted to continue to purchase additional shares of the Fund, to have dividends reinvested and to make redemptions. In addition, the Fund may be liquidated and terminated at any time without shareholder approval. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Consultation With a Professional Tax Adviser is Recommended, both because of the complexity of federal tax laws and because various tax penalties are imposed for excess contributions to, and late or premature distributions from, IRAs or other qualified retirement plans. Termination of a plan shortly after its adoption may have adverse tax consequences.

Shareholder Rights.    All shares of the Fund have equal rights with respect to dividends, assets and liquidation of the Fund and equal, noncumulative voting rights. Noncumulative voting rights allow the holder or holders of a majority of shares, voting together for the election of trustees, to elect all the trustees. All shares of the William Blair Funds will be voted in the aggregate, except when a separate vote by a William Blair Fund is required under the 1940 Act. Shares are fully paid and nonassessable when issued, are transferable without restriction, and have no preemptive or conversion rights. Under Delaware law, the Trust is not required to hold shareholder meetings on an annual basis. As required by law, the Fund will, however, hold shareholder meetings when a sufficient number of shareholders request a meeting, or as deemed desirable by the Board of Trustees, for such purposes as electing or removing trustees, changing fundamental policies or approving a material amendment to the Management Agreement. (For additional information about shareholder voting rights, see the Statement of Additional Information.)

Householding.    In order to reduce the amount of mail you receive and to help reduce Fund expenses, the Trust generally sends a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call 1-800-742-7272.

Additional Information on Use of Intermediaries.    If you purchase, redeem, or exchange shares through an intermediary, that intermediary may impose charges for its services in addition to the fees charged by the Fund. These charges could reduce your yield or return. In addition, when you place orders with an intermediary, you are not placing your orders directly with the Fund, and you must follow the intermediary’s transaction procedures. Your intermediary may impose different or additional conditions than the Fund on purchases, redemptions and exchanges of Fund shares. These differences may include different minimum initial (and subsequent) investment amounts, exchange policies, fund choices, cut-off times for investment and other trading restrictions. You should consult your intermediary directly for information regarding its conditions and fees. The Fund is not responsible for the failure of your intermediary to carry out its responsibilities.

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DETERMINATION OF NET ASSET VALUE

When and How Net Asset Value (“NAV”) is Determined

The Fund’s net asset value is the value of its total assets minus its liabilities. The net asset value per share is determined by dividing the Fund’s net asset value by the number of Fund shares outstanding.

The net asset value per share shall be determined as of the close of regular trading on the New York Stock Exchange (“NYSE”), which is generally 3:00 p.m., Central time (4:00 p.m., Eastern time), on each day when the NYSE is open. The Fund does not price its shares on days when the NYSE is closed for trading.

Quotations of foreign securities in foreign currencies are converted into the United States dollar equivalents at the prevailing market rates as computed by State Street Bank and Trust Company, the Fund’s custodian. Trading in securities on exchanges and over-the-counter markets in Europe and the Far East is normally completed at various times prior to 3:00 p.m., Central time, the current closing time of the NYSE. Trading on foreign exchanges may not take place on every day that the NYSE is open. Conversely, trading in various foreign markets may take place on days when the NYSE is not open and on other days when net asset value is not calculated. Consequently, the value of the net assets held by the Fund may be significantly affected on days when shares are not available for purchase or redemption.

How the Value of Fund Securities is Determined

U.S. Equity Securities.    The value of U.S. equity securities, including exchange-traded funds, is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a recent sale on the date of determination, at the mean between the last reported bid and ask prices. Investments in other investment funds which are not traded on an exchange are valued at their respective net asset value per share.

Foreign Equity Securities.    The value of foreign equity securities is generally determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the mean between the last reported bid and ask prices. The Board of Trustees has determined that the passage of time between when the foreign exchanges or markets close and when the Fund computes its net asset value could cause the value of foreign equity securities to no longer be representative or accurate and, as a result, may necessitate that such securities be fair valued. Accordingly, for foreign equity securities, the Fund may use an independent pricing service to fair value price the security as of the close of regular trading on the NYSE in the event of market movement occurring after the close of regular trading on the foreign exchange or market where the security is primarily traded. As a result, the Fund’s value for a security may be different from the last sale price (or the mean between the last reported bid and ask prices).

U.S. and Foreign Fixed Income Securities.    Fixed income securities are generally valued using evaluated prices provided by an independent pricing service or, if a price is not available, the security is valued at the last reported bid price or mean between the last reported bid and the last reported ask (depending on the type of security), in each case obtained by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the market value of a security at a particular point in time. The pricing service determines evaluated prices for fixed income securities using inputs including, but not limited to, recent transaction prices, dealer quotes, transaction prices for securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions. Repurchase agreements and certain privately placed debt securities are valued at cost, which approximates fair value.

Derivative Instruments.    Option contracts on securities, currencies and other financial instruments traded on one or more exchanges are valued at their most recent sale price on the exchange on which they are traded most extensively. Option contracts on foreign indices are valued at the settlement price. Futures contracts (and options and swaps thereon) are valued at the most recent settlement price on the exchange on which they are traded most extensively. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate as supplied by an independent pricing service.

Over-the-Counter (“OTC”) swap contracts are valued by an independent pricing service. Depending on the product and the terms of the transaction, the independent pricing service may use a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates.

Centrally cleared swaps listed or settled on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices.

Other Valuation Factors.    Securities, and other assets, for which a market price is not available or is deemed unreliable (e.g., securities affected by unusual or extraordinary events, such as natural disasters or securities affected by market or economic events, such as bankruptcy filings), or the value of which is affected by a significant valuation event, are valued at a fair value as determined in good faith by, or under the direction of, the Board of Trustees and in accordance with the Trust’s valuation procedures. The value of fair valued securities may be

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different from the last sale price (or the mean between the last reported bid and ask prices), and there is no guarantee that a fair valued security will be sold at the price at which the Fund is carrying the security.

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INVESTMENT GLOSSARY

The following glossary explains some of the types of securities in which the Fund may invest and investment techniques it may employ, and some of the related risks. For more information, please see other sections of this prospectus, including the Summary, Additional Information Regarding Investment Objective and Strategies, and Principal Risks, as well as the Statement of Additional Information.

Convertible Securities.    Convertible securities are bonds, notes, debentures, preferred stock and other securities that are convertible into common stock. Convertible securities have general characteristics of both debt and equity securities. As debt securities, convertible securities are investments that provide a stream of income with generally higher yields than common stocks. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and conversely, tends to increase as interest rates decline. The Bond Fund will not convert or exchange convertible securities it owns into the underlying shares of common stock.

Depositary Receipts.    American Depositary Receipts (“ADRs”) are dollar-denominated securities issued by a U.S. bank or trust company that represent, and may be converted into, the underlying foreign security. Global Depositary Receipts (“GDRs”) represent a similar securities arrangement but are issued by other depositories. ADRs and GDRs may be denominated in a currency different from the underlying securities into which they may be converted. Typically, ADRs, in registered form, are designed for issuance in U.S. securities markets and GDRs, in bearer form, are designed for issuance in European securities markets. Investments in depositary receipts entail risks similar to direct investments in foreign securities. These risks are detailed in the “Principal Risks” section above and in the Statement of Additional Information.

Derivatives.    The Fund may use derivative instruments to equitize cash. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives are used to earn income and enhance returns, to hedge or adjust the risk profile of its investments, to replace more traditional direct investments, and to obtain exposure to otherwise inaccessible markets. Derivatives include options, futures, forward contracts, swaps and related products.

Options.    An option is a contract in which the “holder” (the buyer) pays a certain amount (“premium”) to the “writer” (the seller) to obtain the right, but not the obligation, to buy from the writer (in a “call”) or sell to the writer (in a “put”) a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative generally will receive fees or premiums but generally is exposed to losses due to changes in the value of the underlying asset.

Futures.    A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument, index, security or commodity for a specified price at a designated date, time and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, security or commodity or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time.

Forward Foreign Currency Contracts.    A forward foreign currency contract is an agreement to purchase or sell a specific currency at a specified future date and price agreed to by the parties at the time of entering into the contract. A forward currency contract is either settled by physical delivery of the commodity or tangible asset to an agreed-upon location at a future date, rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Fund may enter into forward currency exchange contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that the Fund does so, it will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Adviser. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency.

Swaps.    A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified process or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the “notional” principal amount). Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty. The swaps market was largely unregulated prior to the

29

enactment of the Dodd-Frank Act. Pursuant to rules promulgated under the Dodd-Frank Act, central clearing of swap agreements is currently required for certain market participants trading certain instruments, and central clearing for additional instruments is expected to be implemented by regulators until the majority of the swaps market is ultimately subject to central clearing.

Credit Default Swaps.    A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event (e.g., a ratings downgrade or default) on an underlying reference obligation, which may be a single debt instrument or baskets or indices of securities. Credit default swaps are used as a means of “buying” credit protection (i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of the Fund’s holdings) or “selling” credit protection (i.e., attempting to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer). The Fund may be a buyer or seller of a credit default swap. Where the Fund is a seller of credit protection, it adds leverage to its portfolio because the Fund is subject to investment exposure on the notional amount of the swap which would be offset to the extent of its uncommitted cash or cash equivalents. The Fund will only sell credit protection with respect to securities in which it would be authorized to invest directly.

If the Fund is a buyer of a credit default swap and no credit event occurs, the Fund will lose its premium payment and recover nothing. However, if the Fund is a buyer and a credit event occurs, the Fund will receive the full notional amount, or “par value,” of the reference obligation in exchange for the reference obligation or a payment equal to the difference in value between the full notional amount, or “par value,” of the reference obligation and the market value of the reference obligation. As a seller, the Fund receives a fixed rate of income reflecting the buyer’s premium payments through the term of the contract (typically between six months and three years), provided that there is no credit event. If a credit event occurs, the Fund must pay the buyer the full notional amount, or “par value,” of the reference obligation in exchange for the reference obligation or the difference in value between the full notional amount, or “par value,” of the reference obligation and the market value of the reference obligation. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value and may be more susceptible to liquidity and credit risk.

Private Placements.    The Fund may purchase securities in private placement transactions. Investments in private placements may be difficult to sell at the time and at the price desired by the Fund; companies making private placements may make less information available than publicly offered companies; and privately placed securities are more difficult to value than publicly traded securities. These factors may have a negative effect on the performance of the Fund. Securities acquired through private placements are not registered for resale in the general securities market and may be classified as illiquid.

Repurchase Agreements.    Repurchase agreements are instruments under which the Fund acquires ownership of a security, and the seller, a broker-dealer or a bank agrees to repurchase the security at a mutually agreed upon time and price. The repurchase agreement serves to fix the yield of the security during the Fund’s holding period. The Fund currently intends to enter into repurchase agreements only with member banks of the Federal Reserve System or primary dealers in U.S. Government securities and that are cleared through the Fixed Income Clearing Corporation (“FICC”). In all cases, the Adviser must be satisfied with the creditworthiness of the seller before entering into a repurchase agreement. In the event of the bankruptcy or other default of the seller of a repurchase agreement, the Fund could incur expenses and delays enforcing its rights under the agreement, and experience a decline in the value of the underlying securities and loss of income. The maturity of a security subject to repurchase may exceed one year. Repurchase agreements maturing in more than seven days, together with any securities that are restricted as to disposition under the federal securities laws or are otherwise considered to be illiquid, will not exceed 15% of the net assets of the Fund.

U.S. Government Securities.    These are fixed income obligations of the U.S. Government and its various agencies. U.S. Government securities issued by the U.S. Treasury (bills, notes and bonds) are backed by the full faith and credit of the federal government. Some government securities not issued by the U.S. Treasury also carry the U.S. Government’s full faith and credit backing on principal or interest payments. Some securities are backed by the issuer’s right to borrow from the U.S. Treasury, and some are backed only by the credit of the issuing organization. All U.S. Government securities are considered highly creditworthy. This guarantee, however, does not extend to the market prices for such securities, which can fluctuate.

Warrants.    Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

30

FINANCIAL HIGHLIGHTS

As of the date of this prospectus, the Fund has not commenced operations and does not have financial results to report.

31

FOR MORE INFORMATION

More information about the Fund is available without charge, upon request, including the following:

Semi-Annual/Annual Reports

The Semi-Annual and audited Annual Reports to shareholders, once available, will include financial statements, detailed performance information, portfolio holdings and statements from the Fund managers. In the Annual Report, you will find a discussion of the market conditions and investment strategies that the Adviser believes significantly affected the Fund’s performance in its last fiscal year.

Statement of Additional Information (SAI)

The SAI contains more detailed information about the Fund. The current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus, which means that it is part of this Prospectus for legal purposes.

To obtain information:

By telephone

Call: 1-800-635-2886

(In Massachusetts 1-800-635-2840)

By mail

Write to:

William Blair Funds

150 North Riverside Plaza

Chicago, Illinois 60606

or

DST Asset Manager Solutions, Inc.

(the Funds’ Transfer Agent)

P.O. Box 219137

Kansas City, Missouri 64121-9137

On the Internet

Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR Database on the SEC’s Internet site at www.sec.gov.

Reports and other information about the Fund are available on the EDGAR database of the SEC’s internet site at http://www.sec.gov. You may obtain copies of these reports and other information, after paying a duplicating fee, by sending an e-mail request to: publicinfo@sec.gov.

Reports and other information about the Fund are also available on the William Blair Funds website at: https://www.williamblairfunds.com/investor_services/prospectus_reports_forms.fs.

No person has been authorized to give any information or to make any representations not contained in this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or the Distributor. The Prospectus does not constitute an offering by the Trust or the Distributor in any jurisdiction in which such offering may not lawfully be made.

The Trust’s information, including but not limited to the Prospectus, SAI, Semi-Annual and Annual Reports and account application, can be viewed online at www.williamblairfunds.com.

William Blair Funds	[•], 2021

Investment Company Act File No.: 811-5344

32

William Blair Funds

Prospectus

China Growth Fund

©William Blair & Company, L.L.C., distributor
+1 800 742 7272 williamblairfunds.com	150 North Riverside Plaza Chicago, Illinois 60606

The information contained in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and it is not soliciting an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION,

DATED: May 28, 2021

WILLIAM BLAIR FUNDS

150 NORTH RIVERSIDE PLAZA

CHICAGO, ILLINOIS 60606

(312) 364-8000

1-800-635-2886

(In Massachusetts 1-800-635-2840)

STATEMENT OF ADDITIONAL INFORMATION

William Blair China Growth Fund

Class (Ticker): I ([ ]) R6 ([ ])

[ ], 2021

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the corresponding Prospectus of the above listed Fund dated [__], 2021, as amended. The Prospectus and Annual Report to Shareholders (once available) may be obtained without charge by calling William Blair Funds (the “Trust”) at the number listed above and on the Fund’s website (https://www.williamblairfunds.com/investor_services/prospectus_reports_forms.fs).

i

ii

MANAGEMENT OF THE TRUST

Investment Adviser. As stated in the Prospectus, William Blair Investment Management, LLC (“Adviser” or “WBIM”) is the investment adviser and manager for the Fund. Pursuant to a management agreement (the “Management Agreement”), the Adviser acts as the Fund’s adviser, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical, bookkeeping and administrative services, provides shareholder and information services and permits any of its partners or employees to serve without compensation as trustees or officers of the Fund if elected to such positions. In addition to the management fee, the Fund pays the expenses of its operations, including a portion of the Trust’s general administrative expenses, allocated on the basis of the Fund’s net assets. Expenses that will be borne directly by the Fund include, but are not limited to, the following: the fees and expenses of independent auditors, counsel, custodian and transfer agent, costs of reports and notices to shareholders, printing, postage, costs of calculating net asset value, brokerage commissions or transaction costs, taxes, registration fees, the fees and expenses of qualifying the Fund and its shares for distribution under federal and state securities laws and membership dues in the Investment Company Institute or any similar organization.

In rendering investment advisory services, the Adviser may use the portfolio management, research and other resources of William Blair International, Ltd. (U.K.) (“William Blair U.K.”), an affiliate of the Adviser. William Blair U.K. is not registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended. William Blair U.K. has entered into a Memorandum of Understanding (“MOU”) with the Adviser pursuant to which William Blair U.K. is considered a “participating affiliate” of the Adviser as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the supervision of a registered adviser. Investment professionals from William Blair U.K. may render portfolio management, research and other services to the Fund under the MOU and are subject to supervision by the Adviser.

After an initial term of two years, the Management Agreement continues in effect from year to year for the Fund for so long as its continuation is approved at least annually (a) by a majority of the trustees who are not parties to such Management Agreement or interested persons of any such party except in their capacity as trustees of the Trust and (b) by the shareholders of the Fund or the Board of Trustees. The Management Agreement may be terminated at any time upon 60 days’ notice by either party. The Fund may terminate the Management Agreement either by vote of the Board of Trustees or by majority vote of the outstanding shares of the Fund. The Management Agreement may also be terminated at any time either by vote of the Board of Trustees or by majority vote of the outstanding voting shares of the Fund if the Adviser were determined to have breached the Management Agreement. The Management Agreement will terminate automatically upon assignment. The Management Agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Management Agreement.

Upon termination of the Management Agreement and when so requested by the Adviser, the Trust or the Fund will refrain from using the name “William Blair” in its name or in its business in any form or combination.

William Blair & Company, L.L.C. is the principal underwriter and distributor of the Trust and is referred to herein as the “Distributor” or “WBC.” WBIM and WBC are referred to herein collectively as “William Blair.”

WBIM and WBC are limited liability companies that are 100% owned by WBC Holdings, L.P., a limited partnership. The affairs of WBIM and WBC are controlled by the general partner of WBC Holdings, L.P., WBC GP L.L.C., which in turn, is controlled by the Executive Committee. The Executive Committee is comprised of Stephanie G. Braming, Ryan J. DeVore, John R. Ettelson, Brent W. Gledhill, John C. Moore, and Jon W. Zindel.

Management Fees. For the services and facilities furnished by the Adviser under the Management Agreement, the Fund pays the Adviser a management fee, which is accrued daily and paid monthly on the first business day of the following month. The annual Management Fee rate for the Fund is 1.00% of the Fund’s average daily net assets.

Expense Waivers. The Adviser has entered into a contractual agreement with the Fund to waive fees and/or reimburse expenses, if necessary, in order to limit the Fund’s operating expenses, expressed as a percentage of the Fund’s average daily net assets, to the levels reflected in the table below until April 30, 2023 (excluding interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on short sales, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business). The agreement terminates upon the earlier of April 30, 2023 or the termination of the Management Agreement. The Adviser is entitled to recoupment of previously waived fees and reimbursed expenses for a period of three years subsequent to the Fund’s commencement of operations to the extent that such recoupment does not cause the annual Fund operating expenses (after the recoupment is taken into account) to exceed both (1) the expense limit in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.

Class I	Class R6

	Class I	Class R6
China Growth Fund	1.05%	1.00%

The Fund has not commenced operations as of the date of this SAI. The Fund will report the amount of gross management fees incurred, management fee waivers, and net management fees after management fee waivers and other expenses reimbursed by the Adviser after the Fund has completed a fiscal period of operations.

Portfolio Managers

Casey Preyss, CFA, is responsible for the management of the China Growth Fund and other funds and accounts. As of December 31, 2020, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	2	$1,506,331,586	0	$0
Other pooled investment vehicles	11	2,816,819,549	0	0
Other advisory accounts	13	3,370,118,269	0	0

Vivian Lin Thurston, CFA, is responsible for the management of the China Growth Fund and other funds and accounts. As of [_], information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	2	52,735,907	0	0
Other advisory accounts	1	218,528,658	0	0

Since the portfolio managers manage other accounts in addition to the Fund, conflicts of interest may arise in connection with the portfolio managers’ management of the Fund’s investments on the one hand and the investments of such other accounts on the other hand. However, the Adviser has adopted policies and procedures designed to address such conflicts, including, among others, policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades. For more information on the policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades, see the section entitled “Brokerage and Fund Transactions” in this Statement of Additional Information.

The compensation of the Adviser’s portfolio managers is based on the firm’s mission: “Empower Colleagues, Deliver Client Success and Engage in our Communities.” Mr. Preyss and Ms. Thurston are Partners of the Adviser. As of December 31, 2020, compensation for Partners of the Adviser consists of a fixed base salary, a share of the firm’s profits and, in most instances, a discretionary bonus. The discretionary bonus as well as any potential changes to the Partners’ ownership stakes are determined by the head of William Blair’s Investment Management Department and William Blair’s Executive Committee, and are based on both quantitative and qualitative factors, rather than a formula. The discretionary bonus rewards the specific accomplishments in the prior year, including short-term and long-term investment performance, quality of research ideas, and other contributions to the Adviser and its clients. Changes in ownership stake are based on an individual’s sustained, multi-year contribution to long-term investment performance, and to William Blair’s revenue, profitability, intellectual capital and brand reputation. The compensation process is a subjective one (albeit with many checks and balances and quantitative inputs) that takes into account the factors described above. Portfolio managers do not receive any direct compensation based upon the performance of any individual client account. In addition, there is no formula for evaluating the factors.

The Fund has not commenced operations as of the date of this SAI and as of the date of this SAI, Mr. Preyss and Ms. Thurston beneficially owned none of the equity securities of the Fund.

Distributor. Pursuant to separate Underwriting and Distribution Agreements, William Blair & Company, L.L.C., 150 North Riverside Plaza, Chicago, Illinois 60606, is the principal underwriter and distributor (“Distributor” or “WBC”) for the continuous offering of shares of the Trust and acts as agent of the Trust in the sale of its shares. The Underwriting Agreement provides that the Distributor will use its best efforts to distribute the Trust’s shares. The Distributor is not compensated under the Underwriting Agreement.

After an initial term of two years, the Distribution Agreement continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Distribution Agreement. The Distribution Agreement may be terminated for the Fund at any time without penalty by the Fund or the Distributor. The Distribution Agreement may be terminated for the Fund by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Distribution Agreement, or a “majority of the outstanding voting securities” of the Fund, as defined under the Investment Company Act of 1940 (“1940 Act”). The Distribution Agreement may not be amended to increase the fee to be paid by the Fund without approval by a majority of the outstanding voting securities of the Fund and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Distribution Agreement.

The Trustees and officers of the Trust who are also partners or employees of William Blair as indicated under “Trustees and Officers” have a direct or indirect financial interest in the Distribution Agreement. None of the Trustees who are not interested persons of the Trust have any direct or indirect financial interest in the Distribution Agreement.

Other Payments to Third Parties and Affiliates. The Fund may reimburse William Blair for fees paid to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-administration, sub-transfer agency and other services provided to shareholders whose shares are held of record in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. Such payments and reimbursements are made only on behalf of Class I shares of the Fund and vary, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or $15 per sub-account maintained by the intermediary.

As described in the Prospectus, William Blair, out of its own resources and without additional cost to the Fund or their shareholders, provides additional cash payments to intermediaries for the provision of services. Such payments are in addition to record keeping/sub-transfer agency fees paid by the Fund. Such payments may be made on behalf of Class I or Class R6 shares of the Fund.

The Distributor currently makes payments from its own assets in connection with the servicing, distribution and/or retention of Fund shares that generally range from 0.01% to 0.15% of the assets of the class serviced. These amounts are subject to change at the discretion of the Distributor.

As of [_], 2021, William Blair anticipates that the following firms may receive additional payments as described above:

ADP Broker-Dealer, Inc.

Charles Schwab & Co.

Charles Schwab Trust Company

Edward D. Jones & Co. L.P.

GWFS Equities, Inc.

John Hancock Retirement Services

Lincoln Retirement Services Company LLC

Massachusetts Mutual Life Insurance Company

Merrill Lynch Wealth Management

Morgan Stanley Smith Barney LLC

National Financial Services, LLC

Nationwide Financial Services, Inc.

Pershing LLC

Principal Life Insurance Company

Prudential Insurance Company of America

Raymond James Financial Services, Inc.

Reliance Trust Company

T. Rowe Price Retirement Plan Services

UBS Financial Services, Inc.

Valic Retirement Services Company

The Vanguard Group, Inc.

Voya Financial Advisors, Inc.

Wells Fargo Advisors, LLC

Wells Fargo Bank

William Blair may enter into additional arrangements or change or discontinue existing arrangements with intermediaries at any time without notice.

In addition to the payments described above, William Blair may make payments to be a named sponsor of investment conferences at which the Fund are marketed. Such payments will be from William Blair’s own resources and will not result in any additional costs to the Fund or their shareholders.

William Blair pays WBC’s Private Wealth division (“Private Wealth”) in amounts that range from 0.10% to 0.35% of the assets of Private Wealth’s advisory clients invested in any Fund’s Class I and Class R6 shares. These revenue sharing payments are made in recognition of the fact that, unlike investments in nonproprietary funds, Private Wealth does not receive any 12b-1 or other sales or asset based compensation for investments made by its clients into the Fund’s Class I and Class R6 shares.

The prospect of receiving, or the receipt of, additional compensation or promotional incentives described above by Private Wealth or intermediaries may provide Private Wealth or such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Fund over sales of shares of other mutual funds (or non-mutual fund investments) with respect to which Private Wealth or the intermediary does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receive to invest on behalf of an investor. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and discuss this matter with your investment dealer/intermediary.

Although the Fund may use an intermediary that sells shares of the Fund to its customers to effect portfolio transactions for the Fund, the Adviser does not consider sales of Fund shares as a factor in the selection of broker-dealers to execute those transactions.

Code of Ethics. The Trust, the Adviser and the Distributor have adopted a joint Code of Ethics (the “Code of Ethics”) in accordance with Rule 17j-1 under the 1940 Act. The Code of Ethics allows access persons to purchase and sell securities for their own accounts, subject to reporting requirements and trading restrictions. The Code of Ethics requires that such persons, among other things, pre-clear their securities transactions, with certain limited exceptions. The Code of Ethics also bans investment personnel from acquiring any securities in an initial public offering. The Code of Ethics prohibits all persons subject to the Code of Ethics from purchasing or selling any security if such person knows or reasonably should know at the time of the transaction that the security was being purchased or sold or was being considered for such purchase or sale by the Fund. Finally, the Code of Ethics prohibits members of a portfolio management team from trading a security within seven calendar days prior to the Fund or an account managed by that portfolio management team trading in that same security. The foregoing description is qualified in its entirety by the Code of Ethics, a copy of which has been filed with the SEC.

Proxy Voting Policy. The Board of Trustees of the Trust has delegated proxy voting authority to the Adviser, who has agreed to vote the Fund’s proxies according to the Adviser’s proxy voting policies and procedures. The Adviser’s Proxy Voting Policy Statement and Procedures (the “Proxy Voting Policy”) provide that the Adviser will vote proxies solely in the best interest of its clients, including the Trust, in their capacity as shareholders of a company. The Proxy Voting Policy addresses, among other things, conflicts of interest that will likely arise between the interests of the Adviser and its affiliates and the interests of the Trust and sets forth the Adviser’s procedures for voting proxies.

The Adviser has engaged Institutional Shareholder Services Inc. (the “Proxy Administrator”) to assist in the administration and voting of proxies. The Adviser’s U.S. Proxy Voting Guidelines and International Proxy Voting Guidelines (the “Guidelines”) set forth the Adviser’s general position on frequent proxy proposals, such as routine matters, shareholder rights, anti-takeover matters, proxy contests, capital structure, executive and director compensation and social and environmental issues. To the extent a particular proposal is not covered by the Guidelines or the Guidelines provide for voting on a “case-by-case” basis, the Proxy Administrator will consult the Adviser’s Proxy Committee, which will review the issues and vote proxies based on information from the company, the Adviser’s internal analysis and third party research services. Although the Guidelines set forth the Adviser’s general position on various proposals, the Adviser may determine under some circumstances to vote contrary to those positions. The Adviser will report any such contrary votes to the Trust’s Board of Trustees.

As indicated above, the Proxy Voting Policy describes the way in which the Adviser will address potential conflicts of interest. If any of the potential conflicts that the Adviser has identified in the Proxy Voting Policy arise with respect to a matter, the Proxy Committee will vote all such proxies in accordance with the Guidelines, unless the Guidelines have no recommendation or provide for a vote on a

“case-by-case” basis. In such case, the Proxy Committee will vote consistent with the voting recommendation provided by the Proxy Administrator.

In international markets where share blocking applies, the Adviser typically will not vote proxies due to liquidity constraints. Share blocking is the “freezing” of shares for trading purposes in order to vote proxies. Share blocking typically takes place between one and twenty days before a shareholder meeting, depending on the market. While shares are frozen, they may not be traded. Therefore, there is the potential for a pending trade to fail if trade settlement falls on a date during the blocking period or the Fund would not be able to sell a security if portfolio management believed it advisable if share blocking were in effect.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is not currently available, but once it is available, can be obtained by visiting the Trust’s website at www.williamblairfunds.com or by visiting the SEC’s website at www.sec.gov.

Trustees and Officers.† The trustees and officers of the William Blair Funds, their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair and other significant affiliations are set forth below. The address of each officer and trustee is 150 North Riverside Plaza, Chicago, Illinois 60606.

Interested Trustees

Name and Year of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee*	Other Directorships Held by Trustee**
Stephanie G. Braming, 1970(2)	Chairman of the Board and President, previously Senior Vice President	Chairman of the Board and President since 2018, and Senior Vice President 2014 to 2018	Global Head of Investment Management since 2017, portfolio manager (2014 to 2017) and Partner, William Blair	21	Chairman, William Blair SICAV

Arthur J. Simon, 1954(2)	Trustee	Since 2018	General Counsel and Partner, William Blair (2015 to 2020)	21	Director, William Blair SICAV

*	The number shown does not include two additional series of the Trust that are in existence, but not currently offered to the public.
**	Includes directorships of public companies and other registered investment companies held during the past five years.
(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement, or removal as provided in the Trust’s Declaration of Trust.
(2)	Ms. Braming and Mr. Simon are interested persons of the Trust because they are partners of William Blair, and with respect to Ms. Braming also due to her position as an officer of the Trust.
†

William Blair Investment Management, LLC and William Blair & Company, L.L.C. are collectively referred to in this section as “William Blair”, each of which is a wholly owned subsidiary of WBC Holdings, L.P., which is wholly owned by certain William Blair employees (employee owners are referred to as ‘partners’).

Non-Interested Trustees

Name and Year of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee*
Vann A. Avedisian, 1964	Trustee	Since 2012	Co-founder and Partner, Newbond Holdings (real estate operations) (since 2021); formerly, Principal, Highgate Holdings (hotel investments) (2009 to 2021); co-founder and Managing Director, Oxford Capital Partners Inc. (1994 to 2006)	21	Potbelly Sandwich Works (2001 to 2015 and since 2021)

Kathleen T. Barr, 1955	Trustee	Since 2013	Retired; Chairman of the Governing Council, Independent Directors Council (since 2020); formerly, President, Productive Capital Management, Inc. (registered investment adviser to public entities) and Owner, KT Barr Consulting, LLC (mutual fund and investment management consulting) (2010 to 2013); prior thereto, Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisors, LLC in 2009) (2004 to 2010)	21	Muzinich BDC, Inc. (since 2019); Board of Governors, Investment Company Institute (since 2019); Professionally Managed Portfolios (since 2018)

Name and Year of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee*
Daniel N. Leib, 1966(2)	Trustee	Since 2016	Chief Executive Officer, Donnelley Financial Solutions, Inc. (since 2016); formerly, Executive Vice President and Chief Financial Officer (2011 to 2016) and Group Chief Financial Officer (2009 to 2011), R. R. Donnelley & Sons Company	21	Donnelley Financial Solutions, Inc. (since 2016)

Dorri C. McWhorter, 1973	Trustee	Since 2019	Chief Executive Officer, YWCA Metropolitan Chicago (since 2013); formerly, Partner, Crowe LLP (2008 to 2013)(3)	21	Skyway Concession Company, LLC (since 2018); Illinois CPA Society (since 2017); Lifeway Foods, Inc. (since 2020); American Institute of Certified Public Accountants (2013 to 2016); Chicago Finance Exchange (2009 to 2017)

Thomas J. Skelly, 1951	Trustee	Since 2007	Advisory Board Member for various U.S. companies (since 2005); formerly, Managing Partner of various divisions at Accenture (1994 to 2004)	21	Mutual Trust Financial Group (provider of insurance and investment products)

Steven R. Zenz, 1954	Trustee	Since 2018	Consultant, Steven R. Zenz Consulting LLC (merger and acquisition transactions and SEC reporting and filings) (since 2011); formerly, Partner, KPMG LLP (1987 to 2010)(4)	21	Engine Media Holdings, Inc. (media group supporting esports, news streaming and gaming) (2020 to 2021); Frankly Inc. (technology products/services for media industry) (since 2016 to its 2020 acquisition by Engine Media Holdings); Insignia Systems, Inc. (in-store advertising services for consumer packaged goods manufacturers) (2013 to 2019)

*	Includes directorships of public companies and other registered investment companies held during the past five years.
(1)

Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement, or removal as provided in the Trust’s Declaration of Trust. Retirement for Independent Trustees occurs no later than at the conclusion of the calendar year that occurs after the earlier of (a) the Independent Trustee’s 75th birthday or (b) the 17th anniversary of the date that the Independent Trustee became a member of the Board of Trustees.

(2)

The Trust and William Blair use Donnelley Financial Solutions, Inc. (“DFS”) for financial printing and other services. DFS is a public company. The Trust and William Blair in the aggregate paid DFS approximately $188,000 and $214,000 in 2019 and 2020, respectively, for the services provided. DFS’s revenue was approximately $900 million in 2019 and $895 million in 2020.

Mr. Leib, as the Chief Executive Officer of DFS, is not directly involved in any of the services provided to the Trust or William Blair and his compensation is not materially affected by the fees DFS receives from the Trust and William Blair.
(3)

As a former partner of the audit firm Crowe LLP (formerly, Crowe Horwath LLP), Ms. McWhorter receives distributions of her capital in the firm over time and those distributions were completed in March 2021. The Trust and William Blair made no payments to Crowe LLP over the past three years.

(4)

The Trust engages KPMG to provide foreign tax services in Taiwan. KPMG does not provide audit or audit-related services to the Trust. Mr. Zenz is a former partner of KPMG and receives pension/retirement funds from KPMG.

Officers

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years
Marcelo Assalin, 1973	Senior Vice President	Since 2020	Associate, William Blair (since 2020); formerly, NN Investment Partners (formerly, ING Investment Management) (2013-2020)
Thomas Clarke, 1968	Senior Vice President	Since 2011	Partner, William Blair
Daniel Crowe, 1972	Senior Vice President	Since 2016	Partner, William Blair
Robert J. Duwa, 1967	Senior Vice President	Since 2019	Partner, William Blair
Simon Fennell, 1969	Senior Vice President	Since 2013	Partner, William Blair
Andrew G. Flynn, 1961	Senior Vice President	Since 2013	Partner, William Blair
David C. Fording, 1967	Senior Vice President	Since 2006	Partner, William Blair
James S. Golan, 1961	Senior Vice President	Since 2005	Partner, William Blair
James E. Jones, 1977	Senior Vice President	Since 2019	Partner, William Blair
Mark T. Leslie, 1967	Senior Vice President	Since 2005	Partner, William Blair
Stephen Livingston, 1981	Senior Vice President	Since 2021	Partner, William Blair (since 2017); formerly, Associate, William Blair
Kenneth J. McAtamney, 1966	Senior Vice President	Since 2008	Partner, William Blair
Todd M. McClone, 1968	Senior Vice President	Since 2005	Partner, William Blair
David S. Mitchell, 1960	Senior Vice President	Since 2003	Partner, William Blair
John C. Murphy, 1969	Senior Vice President	Since 2014	Partner, William Blair
Casey K. Preyss, 1976	Senior Vice President	Since 2015	Partner, William Blair
David P. Ricci, 1958	Senior Vice President	Since 2006	Partner, William Blair
Lisa D. Rusch, 1970	Senior Vice President Vice President	Since 2020 2018-2020	Partner, William Blair (since 2020); formerly, Associate, William Blair
Ward D. Sexton, 1974	Senior Vice President	Since 2016	Partner, William Blair
Brian D. Singer, 1960	Senior Vice President	Since 2011	Partner, William Blair
Mark C. Thompson, 1976	Senior Vice President	Since 2020	Partner, William Blair
Vivian Lin Thurston, 1972	Senior Vice President	Since 2021	Partner, William Blair
Dan Zelazny, 1971	Senior Vice President	Since 2019	Associate, William Blair (since 2019); formerly, Managing Director, AQR Capital Management (2011-2019)

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years
Ruta Ziverte, 1973	Senior Vice President	Since 2020	Partner, William Blair (since 2021); formerly, Associate, William Blair (2019-2021); formerly, Oppenheimer Funds (2015-2019)
Kathleen M. Lynch, 1971	Vice President	Since 2020	Associate, William Blair
Marco Ruijer, 1975	Vice President	Since 2020	Associate, William Blair (since 2020); formerly, NN Investment Partners (formerly, ING Investment Management) (2013-2020)
Paul J. Sularz, 1967	Vice President	Since 2009	Associate, William Blair
John M. Raczek, 1970	Treasurer Assistant Treasurer	Since 2019 2010-2019	Associate, William Blair
Andrew T. Pfau, 1970	Secretary	Since 2009	Associate, William Blair
David M. Cihak, 1982	Assistant Treasurer	Since 2019	Associate, William Blair
Walter R. Randall, Jr., 1960	Chief Compliance Officer and Assistant Secretary	Since 2009	Associate, William Blair
Robert J. Toner, 1967	Assistant Secretary	Since 2016	Associate, William Blair

(1)

The Trust’s officers, except the Chief Compliance Officer, are elected annually by the Board of Trustees. The Trust’s Chief Compliance Officer is designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of independent trustees. Length of Time Served for all officers indicates the year the individual became an officer of the Trust.

Board of Trustees. The primary responsibility of the Board of Trustees is to represent the interests of the shareholders of the Trust and to provide oversight of the management of the Trust. The Trust’s day to day operations are managed by the Adviser and other service providers who have been approved by the Board. The Board is currently comprised of eight trustees, six of whom are classified under the 1940 Act as “non-interested” persons of the Trust (“Independent Trustees”) and two of whom are classified as an “interested” person of the Trust (“Interested Trustee”). In light of the general characteristics of the Trust, including the number of series (or “funds”), the nature of the funds’ investments and the historical relationship between the Trust and the Adviser, the Board has developed a governance structure that fosters the type of meaningful dialogue between the Adviser and the Independent Trustees that results in an appropriate balance of cooperation with and oversight of the Adviser. The Independent Trustees have appointed Mr. Skelly to serve as Lead Independent Trustee.

The Lead Independent Trustee is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Adviser and counsel to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Trust’s service providers, particularly the Adviser; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee.

Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law. The Board has established three standing committees, the Audit Committee, the Nominating and Governance Committee and the Compliance Committee, each comprised entirely of the Independent Trustees, to which it has delegated certain responsibilities as described below. In addition, the Board has also established a Valuation Committee as discussed further below. Each of the three standing Committees reports its activities to the Board on a regular basis. The Board and its committees meet regularly throughout the year to oversee the Trust’s activities, including reviewing at one or more meetings, the Trust’s arrangements with the Adviser and other service providers, the operation of the Trust’s investment policies, compliance and regulatory matters and the Fund’s investment performance. The Independent Trustees are represented by independent legal counsel at Board and committee meetings. As part of its general oversight of the Trust, the Board is involved in the risk oversight of the Trust directly and through its committees. The Board reviews the investment performance of the Fund with the Adviser, including meeting regularly with portfolio managers, at its regularly scheduled quarterly Board meetings. In addition, the Board must approve any material changes to the Fund’s investment policies or restrictions. With respect to compliance matters, the Board is involved in compliance oversight directly and through its Compliance Committee. The Trust’s Chief Compliance Officer provides the annual compliance report required by Rule 38a-1 under the 1940 Act. With respect to valuation, the Board and its Valuation Committee and Audit Committee oversee a pricing committee comprised of Fund officers and Adviser personnel and the Board has approved Valuation Procedures, including fair valuation procedures, applicable to valuing the Fund’s securities, which the Board reviews at least annually. The Audit Committee is responsible for monitoring the Trust’s accounting policies, financial reporting and internal control systems, as well as the work of the independent auditors. On a quarterly basis, the Audit Committee also reviews a report from the Chief Compliance Officer and the pricing committee on valuation and pricing matters. The Compliance Committee is primarily responsible for overseeing the administration and operation of the compliance policies and procedures of the Trust and its service providers and assisting the Board in fulfilling its responsibility to oversee regulatory and compliance matters involving the Trust. The Compliance Committee receives a quarterly report from the Chief Compliance Officer regarding the operation of the Trust’s compliance policies and procedures, including any material compliance issues that arose during the quarter and meets in executive session with the Chief Compliance Officer at its quarterly meetings. The Nominating and Governance Committee is primarily responsible for the selection of individuals who would qualify to serve as independent trustees and the nomination of trustees for Board membership and for overseeing the administration of the Trust’s Governance Guidelines and Procedures.

The members of the Audit Committee, all of whom are Independent Trustees, include Messrs. Zenz (Chairman), Avedisian, Leib and Skelly and Mses. Barr and McWhorter. The Audit Committee held four meetings in 2020.

The members of the Compliance Committee, all of whom are Independent Trustees, include Mses. McWhorter (Chairman) and Barr and Messrs. Avedisian, Leib, Skelly and Zenz. The Compliance Committee held four meetings in 2020.

The members of the Nominating and Governance Committee, all of whom are Independent Trustees, include Messrs. Avedisian (Chairman), Leib, Skelly and Zenz and Mses. Barr and McWhorter. Pursuant to the Trust’s Governance Guidelines and Procedures, shareholders may submit suggestions for Board candidates by sending a resume of a candidate to the Secretary of the Trust for the attention of the Chairman of the Nominating and Governance Committee. The Nominating and Governance Committee held two meetings in 2020.

The members of the Valuation Committee include Mr. Simon (Interested Trustee) and Mr. Leib (Independent Trustee). Ms. Braming has been designated as an alternate member in the event that Mr. Simon is unavailable. The other independent trustees are designated as alternate members in the event that Mr. Leib is unavailable. The Valuation Committee was consulted two times in 2020.

To facilitate shareholder communications with the Board (or with any individual Trustee), shareholders are instructed to forward correspondence (including suggestions for independent trustee candidates) by U.S. mail or other courier service to the Secretary of the Trust, 150 North Riverside Plaza, Chicago, Illinois 60606. Correspondence addressed to the Board will be forwarded to the Chairman of the Nominating and Governance Committee and correspondence addressed to a specific Trustee will be forwarded to that Trustee.

Trustee Qualifications. The following is a brief discussion of the experiences and qualifications that led to the conclusion, as of the date of this SAI, that each current Board member should serve as a Trustee. Generally, the professional, business and educational experience of each Trustee was considered in determining his or her qualifications to serve as a Trustee of the Trust. Each Trustee’s previous record of service, as applicable, as a Trustee or officer of the Trust was considered and served to demonstrate his or her understanding of and commitment to the Trust. With respect to each Trustee, the Board considered, among other factors, the following experiences and qualifications:

The Board considered Vann A. Avedisian’s professional experience serving in various executive positions with companies in the real estate industry, including co-founding and serving as a Managing Director of Oxford Capital Partners, Inc., directing the capital market activities of Highgate Holdings, where he was a Principal, and, currently, serving as a Partner of Newbond Holdings, which he co-founded. The Board considered the executive, financial, operations and risk management experience that Mr. Avedisian gained over the course of his career. The Board also considered Mr. Avedisian’s experience serving as a director of various private and public organizations, including service as the compensation committee chair of a public company.

The Board considered Kathleen T. Barr’s professional experience serving in various executive positions in the financial services industry, including serving as former owner of a registered investment adviser, Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisors, LLC in 2009). The Board considered the executive, compliance, investment product, distribution, administrative, operations and risk management experience that Ms. Barr gained over the course of her career. The Board also considered Ms. Barr’s experience serving on the board of another mutual fund group and serving as a member of the Board of Governors of the Investment Company Institute and current chair of the Independent Directors Council.

The Board considered Stephanie G. Braming’s professional experience in the financial services industry, including as a Partner of William Blair Investment Management, LLC and William Blair & Company, L.L.C. where she serves on the executive committee and as the global head of William Blair’s Investment Management division. The Board considered the executive, investment and financial experience that Ms. Braming gained over the course of her career. The Board also considered that because of Ms. Braming’s positions with William Blair, she is involved in the day-to-day management of the Adviser and the Trust.

The Board considered Daniel N. Leib’s professional experience serving in various executive positions with companies in the printing, advertising and marketing and retail industries, including currently serving as Chief Executive Officer of Donnelley Financial Solutions, Inc., and prior thereto serving in roles as Executive Vice President, Chief Financial Officer, Senior Vice President and Treasurer, of R.R. Donnelley & Sons Company. The Board considered the executive, financial (including treasury and pension oversight), operations and risk management experience that Mr. Leib gained over the course of his career.

The Board considered the executive, audit, and risk management experience that Dorri C. McWhorter gained over the course of her career. The Board considered Ms. McWhorter’s professional experience as a certified public accountant and auditor, including her experience as a partner at Crowe LLP, where she was responsible for risk consulting, and her experience as Director of Internal Audit for a public company. The Board likewise considered Ms. McWhorter’s executive experience, including her current position as Chief Executive Officer of YWCA Metropolitan Chicago. Further, the Board considered Ms. McWhorter’s service as a board member for various organizations.

The Board considered Arthur J. Simon’s professional training and experience as an attorney and his executive experience gained as a Partner of William Blair Investment Management, LLC and William Blair & Company, L.L.C., including formerly having served on William Blair’s executive committee and as General Counsel of William Blair. The Board considered the legal and executive experience that Mr. Simon gained over the course of his career. The Board considered that because of Mr. Simon’s former position with William Blair, he is involved in the day-to-day management of the Adviser and the Distributor.

The Board considered Thomas J. Skelly’s professional experience serving in various executive positions at Accenture, including his experience as the managing partner of Accenture’s U.S. operations and as the chairman of the Accenture Pension Fund. The Board considered the executive, operations, information technology, financial and investment experience that Mr. Skelly gained over the course of his career. The Board also considered Mr. Skelly’s experience serving as a director or trustee of a public company and various private organizations. Further, the Board considered Mr. Skelly’s service on various advisory boards for private and public companies.

The Board considered Steven R. Zenz’s professional training and experience as a certified public accountant and auditor, including his experience as a partner of KPMG LLP providing advice to clients in a variety of industries and serving as Partner in Charge of KPMG’s Minneapolis-based Investment Banking Practice as well as various other leadership roles within KPMG LLP. The Board considered the executive, financial and audit experience that Mr. Zenz gained over the course of his career. Further, the Board considered Mr. Zenz’s experience serving on the boards of other public and private companies and organizations.

References to the experience and qualifications of the Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Trustee Compensation. Trustees who are not affiliated with the Adviser receive an annual retainer plus fees for attendance at Board and Committee meetings. Fees paid to Trustees for meeting attendance vary depending on whether the meeting is a regular quarterly meeting or a special meeting. Trustees do not receive compensation for attendance at the Valuation Committee meetings. The Lead Independent Trustee and the Chairmen of the Audit Committee, Compliance Committee and Nominating and Governance Committee each receive an additional retainer for serving in such positions. The Independent Trustees receive one-half of the annual retainer in cash and the other half is invested in Fund shares as directed by the Independent Trustees. The Trustees and officers affiliated with the Adviser receive no compensation from the Trust.

The following table sets forth the compensation earned by the Independent Trustees from the Fund and the Trust for the fiscal year ended December 31, 2020:

Trustee	Aggregate Compensation from the Fund(1)	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from the Trust(2)
Vann A. Avedisian	$–	$0	$0	$156,000
Kathleen T. Barr	$–	$0	$0	$156,000
Daniel N. Leib	$–	$0	$0	$158,000
Dorri C. McWhorter	$–	$0	$0	$150,000
Thomas J. Skelly	$–	$0	$0	$175,000

Trustee	Aggregate Compensation from the Fund(1)	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from the Trust(2)
Steven R. Zenz	$–	$0	$0	$150,000

Total Trustee Compensation	$–	$0	$0	$945,000

(1)	The Fund has not commenced operations as of the date of this SAI, and therefore the Independent Trustees did not earn compensation from the Fund as of December 31, 2020.
(2)	As of December 31, 2020, the Trust was offering 20 separate series.

Trustees’ and Officers’ Holdings of Fund Shares. The following table sets forth, for each Trustee, the dollar range of shares owned in the Fund as of December 31, 2020, as well as the aggregate dollar range of shares owned in the Trust as of the same date.

Name of Trustee and Dollar Range of Fund Shares Beneficially Owned
	Interested Trustees		Independent Trustees
Name of Fund	Stephanie G. Braming	Arthur J. Simon	Vann A. Avedisian	Kathleen T. Barr	Daniel N. Leib	Dorri C. McWhorter	Thomas J. Skelly	Steven R. Zenz
China Growth Fund(1)	None	None	None	None	None	None	None	None
Aggregate Dollar Range of Trust Shares Owned	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

(1)	The Fund has not yet commenced operations as of the date of this SAI, and therefore the Independent Trustees did not own shares of the Fund as of December 31, 2020.

As of the date of this SAI, the Trustees and officers, as a group did not own any of the outstanding shares of the Fund.

Trustees’ Holdings in Certain Affiliates of the Adviser. In addition to investing in the various William Blair Funds, Independent Trustees may from time to time invest in limited partnerships that are managed by the Adviser or an affiliate of the Adviser. The Independent Trustees may also from time to time, invest in third party investment ventures in which affiliates and employees of the Adviser also invest. In addition, Messrs. Avedisian and Skelly employ the Adviser to manage assets that they control.

Principal Shareholders. As of the date of this SAI, the Adviser owned all outstanding shares of the Fund. Shareholders who have the power to vote a large percentage of shares (at least 25%) of the Fund can control the Fund and could determine the outcome of a shareholders’ meeting.

Brokerage and Fund Transactions. Decisions on portfolio transactions (including the decision to buy or sell, the appropriate price, allocation of brokerage, use of a broker as agent or dealer as principal and negotiation of commissions) normally are made by the Adviser. In purchasing and selling portfolio securities, the Adviser seeks to obtain the most favorable overall result, taking into account the net price, the method of execution and research services provided by the broker.

Portfolio transactions may increase or decrease the return of the Fund depending upon the Adviser’s ability to efficiently execute such transactions. A portfolio turnover rate for any year is determined by dividing the lesser of sales or purchases (excluding in either case cash equivalents, such as short-term corporate notes) by the portfolio’s monthly average net assets and multiplying by 100 (with all securities with maturities and expirations of one year or less excluded from the computation). The Fund’s turnover rate will vary from year to year due to, among other things, a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the Adviser’s investment outlook. As of the date of this SAI, the Fund has not yet commenced operations and thus, does not have a portfolio turnover rate to report.

Selection of a broker for a particular portfolio transaction depends on many factors, some of which are subjective and that include the net price, confidentiality, reliability, integrity, size and nature of the transaction and the market in which it is to occur and any research or other services that the broker has provided. The Adviser does not consider the sale of Fund shares in selecting brokers. Transactions in over-the-counter securities are generally executed as principal trades with primary market makers, except where it is believed that a better combination of price and execution could otherwise be obtained. The Adviser determines the overall reasonableness of brokerage commissions and of premiums and discounts on principal transactions (which do not involve commissions) by review of comparable trades for the Adviser’s other clients and in the market generally. If more than one broker is believed to be equally qualified to effect a portfolio transaction, the Adviser may assign the transaction to a broker that has furnished research services, but the Adviser has no agreement or formula as to allocation of brokerage in such circumstances.

The Trust may pay to brokers that provide research and other services to the Adviser a commission higher than another broker might have charged if the Adviser determines that the commission is reasonable in relation to the value of the brokerage and research services that are provided, viewed in terms of either the particular transaction or the Adviser’s overall responsibility to its advisory accounts. The extent to which such commissions exceed commissions solely for execution cannot be determined, but such research and other services, which are involved in portfolio transactions for the Trust and for the Adviser’s other advisory accounts, can be of benefit to both the Trust and such other accounts. The value of research and other services that are provided by brokers who handle portfolio transactions for the Trust cannot be precisely determined and such services are supplemental to the Adviser’s own efforts, which are undiminished thereby. The Adviser does not believe that its expenses are reduced by reason of such services, which benefit the Trust and the Adviser’s other clients. The Adviser receives research products and services from broker/dealers and third parties in the form of written reports on individual companies and industries of particular interest to the Adviser, general economic conditions, pertinent federal and state legislative developments and changes in accounting practices; direct access by telephone or meetings with leading research analysts throughout the financial community and industry experts; comparative performance and evaluation and technical measurement services for issuers, industries and the market as a whole; access to and monitoring of equity valuation models; and services from recognized experts on investment matters of particular interest to the Adviser.

The Adviser also participates in “commission sharing arrangements” and “client commission arrangements” under which the Adviser effects transactions through a broker-dealer and requests that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to the Adviser. The Adviser also utilizes Electronic Communication Networks and other alternative trading platforms (collectively, “ECNs”) to execute trades in connection with commission sharing arrangements. In such instances, the Adviser will execute a trade with the ECN and pay a commission to the ECN. The ECN will then credit a negotiated portion of the commission to a broker as requested by the Adviser for the purpose of funding a pool to be used to pay for research services received by the Adviser from other firms. In addition, the ECN will credit a further portion of the commission to the broker for its services in administering the commission sharing arrangements. The commission sharing and client commission arrangements, as well as the research provided in connection with such arrangements, are intended to comply with Section 28(e) of the Securities Exchange Act of 1934, as interpreted by the SEC. The Adviser believes that participating in commission sharing and client commission arrangements enable the Adviser to consolidate payments for research through one or more channels using accumulated client commissions or credits from transactions executed through a particular broker-dealer or ECN to obtain research provided by other firms. Such arrangements also help to provide the continued receipt of research services while facilitating best execution in the trading process. The Adviser also believes such research services are useful in its investment decision-making process by, among other things, providing access to a variety of high quality research, access to individual analysts and availability of resources that might not be available to the Adviser absent such arrangements.

Generally, the investment decisions for the Fund are reached independently from those for other accounts managed by the Adviser. However, some other accounts may make investments in the same type of instruments or securities as the Fund at the same time as the Fund. Such other accounts may include private investment funds operated by the Adviser that compete directly with the Fund for securities—particularly those sold in private placements or initial public offerings (“IPOs”); the Adviser and its personnel may stand to benefit more personally from good investment performance by these private investment funds than by equivalent performance of the Fund. In those instances where the Fund and another client of the Adviser trade in the same type of instrument at the same time, the Adviser has established trade order aggregation and trade allocation procedures to allocate such trades among its various clients and the Fund equitably. In some cases this procedure may affect the size or price of the position obtainable for the Fund.

Although the Adviser may execute portfolio transactions for the Fund under conditions set forth in applicable rules of the SEC and in accordance with procedures adopted by the Board of Trustees, the Adviser or any affiliated broker-dealer of the Adviser is not compensated for executing portfolio transactions for the Fund. The Fund may purchase securities from other members of an underwriting syndicate of which the Adviser or an affiliated broker-dealer is a participant, but only under conditions set forth in applicable rules of the SEC and in accordance with procedures adopted by the Board of Trustees.

The Fund is required to identify any securities of its “regular brokers or dealers” (as defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. The Fund has not commenced operations as of the date of this SAI, and the Fund does not hold any securities of its regular broker-dealers as of the date of this SAI.

Disclosure of Portfolio Holdings. The Fund does not disseminate nonpublic information about portfolio holdings except in accordance with the Trust’s policies and procedures. The Trust’s policies and procedures governing disclosure of portfolio holdings permit nonpublic portfolio holding information to be shared with the Trust’s service providers and others who generally need access to such information in the performance of their duties and responsibilities, such as the Trust’s Adviser, custodian, pricing services, fund accountants, independent public accountants, attorneys, officers and trustees. In addition, the Fund’s portfolio holdings may be discussed with third parties (e.g., broker/dealers) for the purpose of analyzing or trading such securities. Portfolio holding information may also be disclosed to rating agencies and companies that collect information about mutual funds (such as Morningstar, Inc., Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., and Broadridge Financial Solutions, Inc.) only after its public disclosure.

The Fund’s complete portfolio holdings as of the end of each calendar month are posted on the Trust’s website on or about fifteen days after the month-end. This posted information generally remains accessible for thirty days, until the Trust posts the information for the next calendar month to the Trust’s website. The Fund’s specific portfolio holdings may be disclosed sooner than fifteen or thirty days, as applicable, after the month-end if they are publicly disseminated (e.g., via the Trust’s website or interviews with the news media).

Any disclosure of portfolio holdings or characteristics not addressed by the Trust’s policies and procedures must be submitted to the Chief Compliance Officer for review before dissemination. Prior to such disclosure, the Chief Compliance Officer must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund and that the recipient assents or otherwise has a duty to keep information confidential and agrees in writing not to disclose, trade or make any investment recommendation based on the information received. No compensation or other consideration is received by the Trust or any affiliates of the Trust for disclosure of portfolio holdings information.

The Chief Compliance Officer provides the Board of Trustees or the Compliance Committee thereof with reports of any potential exceptions to, or violations of, the Trust’s policies and procedures governing disclosure of portfolio holdings that are deemed to constitute a material compliance matter. The Fund discloses its portfolio holdings to the extent required by law.

INVESTMENT POLICIES AND RESTRICTIONS

The Trust has adopted certain fundamental investment restrictions for the Fund that cannot be changed without approval by holders of a “majority of the outstanding voting securities” of the Fund, which is defined in the 1940 Act to mean the lesser of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding voting shares of the Fund are present in person or by proxy; or (b) more than 50% of the outstanding voting shares of the Fund. The Fund has elected to be classified as a non-diversified series of an open-end management investment company. As a non-diversified series of an open-end management investment company, the Fund is permitted to invest a larger percentage of its assets in one or more issuers or in fewer issuers than diversified mutual funds. All percentage restrictions on investments apply at the time the investment is made and shall not be considered to violate the applicable limitation unless, immediately after or as a result of the investment, a violation of the restriction occurs. There can be no assurance that the Fund will meet its investment objective.

The following fundamental investment restrictions apply to the Fund:

Concentration. The Fund will not make investments that will result in the concentration (as that term is defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or in tax-exempt securities.

This restriction also does not limit the Fund from investing in instruments, such as repurchase agreements, secured by obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The SEC staff currently interprets concentration to mean investing more than 25% of a fund’s net assets in a particular industry or group of industries.

Senior Securities and Borrowing. The Fund may not borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

Underwriting. The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Real Estate. The Fund may not purchase or sell real estate unless the real estate is acquired as a result of ownership of securities or other instruments; and provided that this restriction does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interest therein.

Commodities. The Fund may not purchase or sell commodities unless acquired as a result of ownership of securities or other instruments; however, this restriction shall not prevent the Fund from engaging in transactions involving futures contracts, options or other derivative instruments, investing in securities that are secured by commodities or investing in companies or other entities that are engaged in a commodities or commodities trading business or that have a significant portion of their assets in commodities related investments.

Lending. The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, and investing in loans, including assignments and participation interests.

The following are the Fund’s non-fundamental operating policies, which may be changed by the Trust’s Board of Trustees without shareholder approval.

The Fund may not:

(1)	Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of companies with their principal office in the People’s Republic of China (“PRC”). For the avoidance of doubt, the PRC shall include mainland China, Hong Kong and Macau but exclude Taiwan. The Fund may pursue this objective through purchases of class A-Shares of companies listed on the Shanghai and Shenzhen Stock Exchanges, H-Shares listed in Hong Kong, American Depositary Receipts, Global Depositary Receipts and dual listed securities.

The Fund will provide shareholders with at least 60 days’ prior notice of any change in its investment objective or its 80% investment policy.

INVESTMENT PRACTICES AND RISKS

The Prospectus describes the Fund’s investment objective as well as certain investment policies and investment techniques that the Fund may employ in pursuing its investment objective. The following discussion supplements the discussion contained in the Prospectus, including the Investment Glossary at the end of the Prospectus. The Fund may not invest in all of the types of investments listed below.

Borrowings. The Fund may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements).

Convertible Securities. Convertible securities are bonds, notes, debentures, preferred stocks and other securities that are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which the Fund may invest are either fixed income or zero coupon debt securities that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments that provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds.

Derivative Instruments. In General. The Fund may use derivative instruments for the purpose of bona fide hedging or risk management as well as to equitize cash in situations involving large cash inflows or anticipated large redemptions.

Derivative instruments are commonly defined to include securities or contracts whose values depend on (or “derive” from) the value of one or more other assets, such as securities, currencies or commodities. These “other assets” are commonly referred to as “underlying assets.” A derivative instrument generally consists of, is based upon or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic “building blocks” of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (“OTC”) options (including caps, floors, collars and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.

An option is a contract in which the “holder” (the buyer) pays a certain amount (“premium”) to the “writer” (the seller) to obtain the right, but not the obligation, to buy from the writer (in a “call”) or sell to the writer (in a “put”) a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative generally will receive fees or premiums but generally is exposed to losses due to changes in the value of the underlying asset.

A forward is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

The Fund can also maintain short positions in forward currency exchange transactions, in which the Fund agrees to exchange currency that it does not own at that time for another currency at a future date and specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Fund has contracted to receive in the exchange. In some cases (e.g., with respect to forwards that are contractually required to “cash-settle”), under current regulatory requirements, the Fund will cover the amount of the daily net (marked-to-market) obligation arising from the transaction, rather than the notional amount of the underlying contract. By covering the amount of the net obligation rather than the notional amount, the Fund will have the ability to employ leverage to a greater extent than if it set aside cash or other liquid assets equal to the notional amount of the contract which may increase the risk associated with such transactions.

Hedging. The Fund may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or are anticipated to be held in, its portfolio. Derivatives may also be used to “lock-in” realized but unrecognized gains in the value of its portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. To the extent that a hedge matures prior to or after the disposition of the investment subject to the hedge, any gain or loss on the hedge will be realized earlier or later than any offsetting gain or loss on the hedged investment.

Managing Risk. The Fund may also use derivative instruments to manage the risks of its portfolio. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations in its portfolio, establishing a position in the derivatives markets as a substitute for buying or selling certain securities, or creating or altering exposure to certain asset classes, such as equity, debt or foreign securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than “traditional” securities (i.e., stocks or bonds) would.

Exchange and OTC Derivatives. Derivative instruments may be exchange-traded or traded in OTC transactions between private parties. Exchange-traded derivatives are standardized derivatives contracts traded on a regulated exchange. Exchange contracts are generally very liquid. The exchange clearinghouse is the counterparty of every contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. OTC transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument, and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Risks and Special Considerations. The use of derivative instruments involves risks and special considerations as described below. Risks pertaining to particular derivative instruments are described in the sections that follow.

(1) Market Risk. The primary risk of derivatives is the same as the risk of the underlying assets, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the ability to predict movements of the securities, currencies and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

(2) Counterparty Risk. The Fund will be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

(3) Contractual Default and Cross-Default Risk. A default by the Fund under a contract with any single counterparty (or the subsequent termination of such contract), in addition to triggering rights and remedies in favor of the counterparty, may result in or constitute a default by the Fund under other contracts with that counterparty (or any of its affiliates) and/or with other counterparties. Any default by the Fund under one of its contracts and any action taken by one or more counterparties following the Fund’s default could adversely affect the Fund and its investing activities.

(4) Correlation Risk. When a derivative transaction is used to hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and the hedged position are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

(5) Liquidity Risk. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange-traded derivatives are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC derivatives are less liquid than exchange-traded derivatives since they often can be closed out only with the other party to the transaction. The Fund might be required by current applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts and/or make margin payments when they take positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund was unable to close out their positions in such instruments, they might be required to continue to maintain such assets or accounts or make such payments until the position expired, matured or was closed out. The requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sells a portfolio security at a disadvantageous time. The Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

(6) Legal Risk. Legal risk is the risk of loss caused by the legal unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside gain in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(7) Systemic or “Interconnection” Risk. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses at other dealers and destabilize the entire market for OTC derivative instruments.

(8) Regulatory Risk. It is possible that government regulation of the use of derivatives by mutual funds or of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent the Fund from using derivatives as a part of its investment strategies. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using certain derivatives.

The futures, options and swaps markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, Commodity Futures Trading Commission (“CFTC”) and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of futures, options and swaps transactions in the United States is a changing area of law and is subject to modification by government and judicial action.

In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law on July 21, 2010. The Dodd-Frank Act changed the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a legislative framework for OTC derivatives, including financial instruments, such as swaps, in which the Fund may invest. Title VII of the Dodd-Frank Act made broad changes to the OTC derivatives market, grants significant authority to the SEC, the CFTC and other federal regulators to regulate OTC derivatives and market participants, and requires clearing and exchange trading of many OTC derivatives transactions. The CFTC and the SEC finalized the definition of “swap” and “security-based swap” and provided parameters around which contracts will be subject to further regulation under the Dodd-Frank Act.

Provisions in the Dodd-Frank Act include new capital and margin requirements and the mandatory use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. While certain of the rules are now effective, other rules are not yet final, so it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on the Fund.

General Limitations on Derivatives. The use of derivative instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, the CFTC and various state regulatory authorities. In addition, the Fund’s ability to use derivative instruments may be limited by certain tax considerations. Current CFTC requirements subject registered investment companies and advisers to regulation by the CFTC if the Fund invests more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps, or if the fund markets itself as providing investment exposure to such instruments. Accordingly, the Adviser has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Fund under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Adviser is not, therefore, subject to registration or regulation as a “commodity pool operator” with respect to the Fund under the CEA.

Certain derivatives transactions expose the Fund to an obligation to make future payments to third parties. Examples of these types of transactions, include, but are not limited to, derivatives such as swaps, futures, forwards, and options.

In order for the Fund not to consider certain derivatives transactions borrowings under the 1940 Act, under current regulatory requirements, the Fund will either (1) segregate cash or liquid assets (often referred to as “asset segregation”) or (2) otherwise “cover” its future obligations under the transactions such as by holding an offsetting investment. The amount that needs to be segregated for a particular derivative investment will vary by investment. The Fund may be required to segregate the entire value of the investment or the daily net (mark-to-market) obligation. To the extent the Fund is only required to segregate the daily mark-to-market obligation, the Fund will have the ability to employ leverage to a greater extent than if it set aside cash or other liquid assets equal to the notional amount of the contract, which may increase the risk associated with such transactions.

Assets used as segregation or “cover” cannot be sold while the position in the corresponding transaction is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets for segregation and “cover” purposes could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations. Segregating assets or otherwise “covering” for these purposes does not necessarily limit the percentage of the assets of the Fund that may be at risk with respect to certain derivative transactions.

In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. Subject to certain exceptions, and after an eighteen-month transition period, the final rule requires the Fund to trade derivatives and other transactions that create future payment or delivery obligations subject to a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. However, subject to certain conditions, funds that do not invest heavily in derivatives may be deemed limited derivatives users and would not be subject to the full requirements of the new rule. These requirements may limit the ability of the Fund to use derivatives, short sales, reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors. In connection with the final rule, the SEC and its staff will rescind and withdraw applicable guidance and relief regarding asset segregation and coverage transactions reflected in the Fund’s asset segregation and cover practices discussed above. Compliance with the new rule will be required in August 2022.

Options. An option is a contract in which the “holder” (the buyer) pays a certain amount (“premium”) to the “writer” (the seller) to obtain the right, but not the obligation, to buy from the writer (in a “call”) or sell to the writer (in a “put”) a specific asset at an agreed upon price (“strike price” or “exercise price”) at or before a certain time (“expiration date”). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. The Fund may buy or write (sell) put and call options on assets, such as securities, currencies, futures, commodities, commodities indices and indices of debt and equity securities and enter into closing transactions with respect to such options to terminate an existing position. Options used by the Fund may include European, American and Bermuda style options. If an option is exercisable only at maturity, it is a “European”

option; if it is also exercisable prior to maturity, it is an “American” option. If it is exercisable only at certain times, it is a “Bermuda” option.

The purchase of a call option serves as a long position, and the purchase of a put option serves as a short position. Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. If the Fund uses options for hedging purposes, writing call options may serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Fund could be considered illiquid. Writing put options may serve as a limited long hedge because decreases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

The Fund may effectively terminate a right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate an obligation under a call or put option that they had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option they had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and the other party to the transaction (“counterparty”) (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchase or write an OTC option, they rely on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration. If the Fund was unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

The Fund also may engage in options transactions as described above on securities indices and other financial or commodities indices and, in so doing, can achieve many of the same objectives they would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial or commodities indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from their effectiveness.

Futures Contracts. The Fund may enter into contracts for the purchase or sale for future delivery of equity or fixed income securities, foreign currencies and contracts based on financial indices, including indices of U.S. Government securities or equity or foreign government securities, or commodities. The Fund may also purchase put and call options, and write covered put and call options, on futures in which they are allowed to invest. If the Fund uses futures for hedging purposes, the purchase of futures or call options thereon may serve as a long hedge, and the sale of futures or the purchase of put options thereon may serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates.

The Fund may use futures contracts for the purpose of bona fide hedging or risk management, as well as to equitize cash, particularly in situations involving large cash inflows or anticipated large redemptions. When entering into futures contracts for hedging purposes, the Fund’s primary purpose in entering into futures contracts is to protect that Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund could enter into a futures contract based upon a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index, as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance. Conversely, if the Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. The Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities. Although techniques other than sales and purchases of futures contracts could be used to reduce the Fund’s exposure to market or interest rate fluctuations, the Fund may be able to hedge their exposure more effectively and perhaps at a lower cost through the use of futures contracts.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument, index, security or commodity for a specified price at a designated date, time and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, security or commodity or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

No price is paid by the Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, “initial margin” consisting of cash and/or other appropriate liquid assets in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of their initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, they might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund was unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, they could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the underlying investments. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the underlying investments. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

Swap Agreements. Swap agreements include total return, interest rate, securities index, commodity, security, currency exchange rate, credit default, variance and volatility swaps and related caps, floors and collars. The Fund may use swaps as part of its principal investment strategies. Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts (see additional disclosure below regarding recent requirements under the Dodd-Frank Act for the clearing of swaps). In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (e.g., the change in the value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). Swap agreements may include caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that a specified index exceeds a specified rate or amount, or “cap”; floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that a specified index falls below a specified level, or “floor”; and collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against movements in interest or values exceeding given minimum or maximum levels. The amount of the Fund’s potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Fund’s potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund’s potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

The “notional amount” of a swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Fund, the obligations of the parties would be exchanged on a “net basis.” Consequently, the Fund’s obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. The Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and, under current regulatory requirements, any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating cash and/or other appropriate liquid assets.

Whether the Fund’s use of swap agreements will be successful depends, in part, on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that the Adviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. Certain restrictions imposed on the Fund by the Code also may limit the Fund’s ability to use swap agreements.

The swap market has grown substantially in recent years with a large number of banking firms acting as both principals and agents using standardized swap documentation. As a result, the swap market has become relatively liquid. However, swap agreements may still be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Caps, floors and collars are more recent innovations for which standardized documentation has not been fully developed and, accordingly, swaps with these features are less liquid.

The Dodd-Frank Act requires certain OTC derivatives, such as swaps and security-based swaps (referred to collectively as “swaps”), in which the Fund may be authorized to invest to be executed on registered exchanges or through swap execution facilities, cleared through a regulated clearinghouse and publicly reported. The statutory requirements of the Dodd-Frank Act are being implemented primarily through rules and regulations adopted by the SEC, the CFTC, and/or the prudential regulators (described below). The CFTC is responsible for the regulation of most swaps, and has completed most of its rules implementing the Dodd-Frank Act swap regulations. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits. Other federal regulators, including the US Federal Reserve Bank, the US Office of the Comptroller of Currency, the US Federal Deposit Insurance Corporation, the US Farm Credit Administration and the US Federal Housing Finance Authority (collectively, “prudential regulators”) are responsible for adopting rules establishing capital and margin requirements for swap dealers and major swap participants for which there exists an applicable prudential regulator.

As of the date of this SAI, central clearing is required only for certain market participants trading certain swaps, although central clearing for additional swaps is expected to be implemented by the CFTC until the majority of the swaps market is ultimately subject to central clearing. In addition, uncleared OTC swaps will be subject to regulatory collateral requirements that could adversely affect the Fund’s ability to enter into swaps in the OTC market. The CFTC, the prudential regulators and the SEC have each completed rulemakings under the Dodd-Frank Act on margin for uncleared OTC swaps (and option agreements that qualify as swaps). The CFTC and prudential regulator variation margin requirements went into effect for the largest swap entities in September 2016, and went into effect for financial end users in March 2017. The CFTC and prudential regulator initial margin requirements, and the SEC variation and initial margin requirements, will likely come into full effect in 2022. Under these regulations, swap dealers (such as sell-side counterparties to swaps), major swap participants, and financial end users (such as buy-side counterparties to swaps who are not physical traders) are required in most instances, to post and collect initial and variation margin for their OTC swaps, depending on the regulatory classification and swap positions of their counterparty. As a result of these requirements, additional capital will be required to be committed to the margin accounts to support transactions involving uncleared OTC swaps and, consequently, these transactions may become more expensive. These developments could adversely impact the profitability (if any) to the Fund from entering into these transactions.

Until the mandated rulemaking and regulations are implemented completely, it will not be possible to determine the complete impact of the Dodd-Frank Act and related regulations on the Fund, and the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to value or trade. However, it is expected that swap dealers, major market participants and swap counterparties will experience other new and/or additional regulations, requirements, compliance burdens and associated costs. Future legislation and rules may exert a negative effect on the Fund, either through limits or requirements imposed on the Fund or its counterparties. The swap market could be disrupted or limited as a result of the legislation, and the new requirements may increase the cost of the Fund’s investments and of doing business, which could adversely affect the Fund’s ability to buy or sell OTC derivatives.

Additional information about certain swap agreements that the Fund may be authorized to utilize is provided below.

Total Return Swaps. A total return swap is a contract whereby two parties agree to make payments to each other based on the positive or negative performance of an underlying asset (e.g., security, index or other financial instrument). The payments to be made in connection with a total return swap are calculated with respect to a “notional amount” (i.e., the change in the value of a particular dollar amount invested in the underlying asset). In certain total return swaps, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount.

Interest Rate Swaps. Interest rate swaps involve a commitment between parties to pay either a fixed interest rate or a floating interest rate based on a notional amount of principal. The parties make payments at predetermined intervals throughout the life of the swap. As a payor, the Fund would make the fixed payment and receive the floating payment. As a receiver, the Fund would make the floating payment and receive the fixed payment.

Additional Derivative Instruments and Strategies. In addition to the derivative instruments and strategies described above and in the Prospectus, the Adviser expects additional derivative instruments and other hedging or risk management techniques to develop from time to time. The Adviser may utilize these new derivative instruments and techniques to the extent that they are consistent with the Fund’s investment objective and permitted by the Fund’s investment limitations, operating policies and applicable regulatory authorities.

Dividend-Paying Investments. The Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds that invest in similar asset classes but employ a different investment style. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Additionally, depending upon market conditions and political and legislative responses to market conditions, dividend-paying securities that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. For example, in response to the outbreak of a novel strain of coronavirus (known as COVID-19), the U.S. Government passed the Coronavirus Aid, Relief and Economic Security Act in March 2020, which established loan programs for certain issuers impacted by COVID-19. Among other conditions, borrowers under these loan programs are generally restricted from paying dividends. The adoption of any future legislation could further limit or restrict the ability of issuers to pay dividends. To the extent that dividend-paying securities are concentrated in only a few market sectors, the Fund may be subject to the risks of volatile economic cycles and/or conditions or developments that may be particular to a sector to a greater extent than if its investments were diversified across different sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. A sharp rise in interest rates or an economic downturn could cause an issuer to abruptly reduce or eliminate its dividend. This may limit the ability of the Fund to produce current income.

Equity Securities. Equity securities include common stocks, preferred stocks and securities convertible into common stocks. Common stock represents an ownership interest in a company. Preferred stock has a preference over common stock in liquidation, but is subordinated to the liabilities of the issuer in all respects. Preferred stock may offer the opportunity for capital appreciation as well as periodic income. The value of the equity securities the Fund holds may decrease in response to the activities of an individual company or in response to general market, business and economic conditions. If this occurs, the Fund’s share price may also decrease. In addition, there is the risk that individual securities may not perform as expected.

Exchange-Traded Notes. The Fund may invest in exchange traded notes (“ETNs”). ETNs are securities that combine aspects of a bond and an ETF. ETN returns are based upon the performance of a market index or other reference asset less fees, and can be held to maturity as a debt security. ETNs are traded on a securities exchange. Their value is based on their reference index or strategy and the credit quality of the issuer. ETNs are subject to the additional risk that they may trade at a premium or discount to value attributable to their reference index. When the Fund invests in an ETN, shareholders of the Fund bear their proportionate share of the ETN’s fees and expenses, as well as their share of the Fund’s fees and expenses. There may also not be an active trading market available for some ETNs. Additionally, trading of ETNs may be halted and ETNs may be delisted by the listing exchange.

Fixed Income Securities. Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

Interest rate risk is the risk that a fixed income security will lose value because of changes in interest rates. An increase in interest rates may lower the Fund’s value and the overall return on your investment. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Currently, interest rates in the United States are near historic lows. Very low or negative interest rates may magnify interest rate risk for the markets as a whole and for the Fund. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from the Fund’s performance. To the extent the Fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the Fund would generate a negative return on that investment. Rising interest rates may lead to decreased liquidity in the bond markets, making it more difficult for the Fund to value or sell some or all of its bond holdings at any given time.

Certain instruments in which the Fund may invest rely in some fashion upon the London Interbank Offered Rate (LIBOR). The United Kingdom’s (“UK”) Financial Conduct Authority (“FCA”), has announced plans to discontinue supporting LIBOR and transition away from LIBOR by the end of 2021. However, subsequent announcements by the FCA, the LIBOR administrator and other regulators indicate that it is possible that certain LIBOR tenors may continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known. Various financial industry groups have begun planning for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). The transition process may involve, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Various pending legislation, including in the U.S. Congress and the New York state legislature, may affect the transition of LIBOR-based instruments as well by permitting trustees and calculation agents to transition instruments with no LIBOR transition language to an alternative reference rate selected by such agents. Those legislative proposals include safe harbors from liability, which may limit the recourse the Fund may have if the alternative reference rate does not fully compensate the Fund for the transition of an instrument from LIBOR. It is uncertain whether such legislative proposals will be signed into law. Any such effects, as well as other unforeseen effects, could result in losses to the Fund.

Foreign Securities. The Fund invests in foreign securities. The Fund may invest in securities issued by foreign governments, agencies, corporations and foreign money market instruments. Investing in foreign securities involves a series of risks not present in investing in U.S. securities. Most of the foreign securities held by the Fund will not be registered with the SEC, nor will the foreign issuers be subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. companies. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets and enforcement of existing regulations may be extremely limited. Foreign companies and, in particular, companies in smaller and emerging markets are not generally subject to uniform accounting, auditing and financial reporting standards, or to other regulatory requirements comparable to those applicable to U.S. companies. Financial or accounting information with respect to issuers located in these countries may not reflect the issuer’s financial position in the same way as it would be reflected if the financial and accounting information had been prepared in accordance with U.S. Generally Accepted Accounting Principles. As a result, it may be difficult to assess the value or prospects of an investment in such issuers. It may also be more difficult for shareholders to bring derivative litigation. Moreover, the legal remedies for investors in emerging markets may be more limited than the remedies available in the United States, and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited. In addition, emerging countries may have less established accounting and financial reporting systems than those in more developed markets.

The costs attributable to foreign investing that the Fund must bear frequently are higher than those attributable to domestic investing; this is particularly true with respect to emerging markets. For example, the costs of maintaining custody of foreign securities exceeds custodian costs for domestic securities and transaction and settlement costs of foreign investing also frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing. Investment income and capital gains from certain foreign securities in which the Fund may invest may be subject to foreign withholding or other taxes that could reduce the return of these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign tax to which the Fund would be subject. In addition, the Fund may invest in passive foreign investment companies, which are subject to additional federal income tax considerations, as described further in the “General Trust Information—Federal Income Tax Matters” section.

The economies of individual emerging market and developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (v) the absence of a capital market structure or market-oriented economy; and (vi) the possibility that favorable economic developments may be slowed or reversed by unanticipated economic, political or social events in such countries.

In addition, many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation in the past. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries.

Investments in some foreign countries may involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, the

Fund could lose a substantial portion of any investments it has made in the affected countries. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to portfolio shareholders. Further, no accounting standards exist in certain foreign countries.

The Fund endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) will be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

Foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss investment opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

The system of share registration and custody in some emerging market countries may create certain risks of loss (including in some cases the risk of total loss) and the Fund may be required to establish special custodial or other arrangements before making investments in these countries. There is an increased risk of uninsured loss due to lost, stolen or counterfeit stock certificates or unauthorized trading, or other fraudulent activity.

Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions may also have a particularly significant negative affect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Depositary Receipts. Foreign securities may be purchased through depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs and GDRs may be denominated in other currencies and are designed for use in the European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European receipts evidencing a similar arrangement. For purposes of the Fund’s investment policies, ADRs, EDRs and GDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs, EDRs and GDRs shall be treated as indirect foreign investments. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock. ADR, EDR and GDR depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

ADR facilities may be established as either “unsponsored” or “sponsored.” While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders with respect to the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Risks of Investing in China. By investing in securities or instruments that are economically tied to the People’s Republic of China (“PRC”) excluding Hong Kong, Macau and Taiwan, the Fund is subject to certain risks in addition to those generally applicable to investment in foreign and emerging markets. The PRC has had a relatively stable political environment in recent periods but such stability is not guaranteed to continue. The Fund’s exposure to the PRC is also subject to certain other risks including, among others, risks associated with (i) inefficiencies associated with inconsistent growth, (ii) the limited operating history and relatively small size of many companies in China, (iii) the potential for, at times significant, government intervention in markets or the economy at large, (iv) the uncertainty inherent in, and potential changes that could be made in respect of, the rules and regulations of the market access programs that govern many investments in the PRC, and (v) uncertainty in whether the PRC’s government is committed to continuing economic reforms. In addition to these risks, the relationship between the PRC and Taiwan and/or the PRC and Hong Kong may present a risk to the Fund’s investment in either the PRC, Taiwan or Hong Kong. Controls on foreign investment in the PRC and limitations on repatriation of invested capital present additional risks for the Fund’s investment in the PRC. Although there has been a recent relaxation of requirements governing the repatriation of funds under certain market access programs, it is not clear whether and how these relaxed requirements will be implemented in practice. As a result, due to regulatory requirements in the PRC, the Fund may be limited in its ability to invest in securities or instruments tied to the PRC and/or may be required to liquidate its holdings in securities or instruments tied to the PRC, including at an inopportune time – which could result in losses for the Fund. Securities exchanges in the PRC also typically have the right to suspend or limit trading in any security traded on the relevant exchange. The PRC government or relevant PRC regulators may also implement policies that may adversely affect the PRC financial markets. Such suspensions, limitations or policies may have a negative impact on the performance of the Fund’s investments.

Risks of Investing through China Stock Connect. The Shanghai-Hong Kong and Shenzhen-Hong Kong stock connect program (the “Stock Connect”) is a securities trading and clearing links program developed by Hong Kong Exchanges and Clearing Limited (“HKEX”), the Shanghai Stock Exchange (“SSE”), the Shenzhen Stock Exchange (“SZSE”) and China Securities Depositary and Clearing Corporation Limited (“ChinaClear”) with an aim to achieve mutual stock market access between the People’s Republic of China (“PRC”) and Hong Kong.

Quota Limitations. The Stock Connect is subject to quota limitations; in particular, once the remaining balance of the relevant quota drops to zero or the daily quota is exceeded, buy orders will be rejected (although investors will be permitted to sell their cross-boundary securities regardless of the quota balance). Therefore, quota limitations may restrict the Fund’s ability to invest through the Stock Connect on a timely basis, and the relevant Fund may not be able to effectively pursue its investment strategy.

Legal/Beneficial Ownership. The SSE and SZSE A-shares in respect of the Fund are held by the Depositary/sub-custodian in accounts in the Hong Kong Central Clearing and Settlement System maintained by the Hong Kong Securities Clearing Company Limited (“HKSCC”) as central securities depositary in Hong Kong. HKSCC in turn holds the SSE and SZSE A-shares, as the nominee holder, through an omnibus securities account in its name registered with ChinaClear. The precise nature and rights of the Fund as the beneficial owners of the SSE and SZSE A-shares through HKSCC as nominee is not well defined under PRC law. Because HKSCC is only a nominee holder and not the beneficial owner of SSE or SZSE A-shares, in the unlikely event that HKSCC becomes subject to winding up proceedings in Hong Kong, investors should note that SSE and SZSE A-shares will not be regarded as part of the general assets of HKSCC available for distribution to creditors even under Mainland China law. However, HKSCC will not be obliged to take any legal action or enter into court proceedings to enforce any rights on behalf of investors in SSE or SZSE A-shares in Mainland China. Foreign investors, like the Fund investing through the Stock Connect holding the SSE or SZSE A-shares through HKSCC, are the beneficial owners of the assets and are therefore eligible to exercise their rights through the nominee only.

Clearing and Settlement Risk. HKSCC and ChinaClear have established the clearing links and each has become a participant of the other to facilitate clearing and settlement of cross-boundary trades. For cross-boundary trades initiated in a market, the clearing house of that market will on one hand clear and settle with its own clearing participants, and on the other hand undertake to fulfill the clearing and settlement obligations of its clearing participants with the counterparty clearing house. As the national central counterparty of the PRC’s securities market, ChinaClear operates a comprehensive network of clearing, settlement and stock holding infrastructure. ChinaClear has established a risk management framework and measures that are approved and supervised by the China Securities Regulatory Commission. The chances of ChinaClear default are considered to be remote. In the remote event of a ChinaClear default, HKSCC’s liabilities in SSE and SZSE A-shares under its market contracts with clearing participants will be limited to assisting clearing participants in pursuing their claims against ChinaClear. HKSCC should in good faith, seek recovery of the outstanding stocks and monies from ChinaClear through available legal channels or through ChinaClear’s liquidation. In that event, the relevant Fund may suffer delay in the recovery process or may not fully recover its losses from ChinaClear.

Suspension Risk. Each of the Stock Exchange of Hong Kong (“SEHK”), SSE and SZSE reserves the right to suspend trading if necessary for ensuring an orderly and fair market and that risks are managed prudently. Consent from the relevant regulator would be sought before a suspension is triggered. Where a suspension is effected, the Fund’s ability to access the PRC market will be adversely affected.

Differences in Trading Day. The Stock Connect only operates on days when both the PRC and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. It is therefore possible that there are occasions when it is a normal trading day for the PRC market but the Fund cannot carry out any trading via the Stock Connect. The Fund may be subject to a risk of price fluctuations during the time when the Stock Connect is not trading as a result.

Restrictions on Selling Imposed by Front-end Monitoring. PRC regulations require that before an investor sells any A-share, there should be sufficient shares in the account; otherwise the SSE or SZSE will reject the sell order concerned. SEHK will carry out pre-trade checking on sell orders of its participants (i.e., the stock brokers) to ensure there is no over-selling. If the Fund intends to sell certain A-shares it holds, it must transfer those shares to the respective accounts of its broker(s) before the market opens on the day of selling (“trading day”). If it fails to meet this deadline, it will not be able to sell those shares on the trading day. Because of this requirement, the Fund may not be able to dispose of its holdings in a timely manner.

Operational Risk. The Stock Connect is premised on the functioning of the operational systems of the relevant market participants. Market participants are permitted to participate in this program subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearing house. The securities regimes and legal systems of the two markets differ significantly and market participants may need to address issues arising from the differences on an on-going basis. There is no assurance that the systems of the SEHK and market participants will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in both markets through Stock Connect could be disrupted. The Fund’s ability to access the market (and hence to pursue its investment strategy) may be adversely affected.

Regulatory Risk. The Stock Connect is a novel concept. The current regulations are untested and there is no certainty as to how they will be applied. In addition, the current regulations are subject to change and there can be no assurance that the Stock Connect will not be abolished. New regulations may be issued from time to time by the regulators/stock exchanges in the PRC and Hong Kong in connection with operations, legal enforcement and cross-border trades under the Stock Connect. Fund may be adversely affected as a result of such changes.

Recalling of Eligible Stocks. When a stock is recalled from the scope of eligible stocks for trading via the Stock Connect, the stock can only be sold but is restricted from being bought. This may affect the investment portfolio or strategies of the relevant Fund, for example, if the Adviser wishes to purchase a stock that is recalled from the scope of eligible stocks.

No Protection by Investor Compensation Fund. Investment in SSE and SZSE A-shares via the Stock Connect is conducted through brokers, and is subject to the risks of default by such brokers’ in their obligations. Investments of Fund are not covered by the Hong Kong’s Investor Compensation Fund, which has been established to pay compensation to investors of any nationality who suffer pecuniary losses as a result of default of a licensed intermediary or authorized financial institution in relation to exchange-traded products in Hong Kong. Since default matters in respect of SSE and SZSE A-shares via Stock Connect do not involve products listed or traded in SEHK or Hong Kong Futures Exchange Limited, they will not be covered by the Investor Compensation Fund. Therefore, the Fund are exposed to the risks of default of the broker(s) it engages in its trading through the Stock Connect.

Risks of Investing through China Bond Connect. The Fund may invest in bonds traded in the China Interbank Bond Market (“CIBM”) through the Bond Connect program (“Bond Connect Securities”). Bond Connect is an arrangement between Hong Kong and Mainland China that enables Hong Kong and overseas investors to trade various types of fixed income instruments in the CIBM through a connection between the relevant respective financial infrastructure institutions. Eligible foreign investors may submit trade requests for bonds circulated in the CIBM market through offshore electronic bond trading platforms (such as Tradeweb and Bloomberg), which will in turn transmit the requests for quotation to the China Foreign Exchange Trade System & National Interbank Funding Centre (“CFETS”). CFETS will send the requests for quotation to a number of approved onshore dealers (including market makers and others engaged in the market making business) in Mainland China. The approved onshore dealers will respond to the requests for quotation via CFETS and CFETS will send their responses to those eligible foreign investors through the same offshore electronic bond trading platforms. Once the eligible foreign investor accepts the quotation, the trade is concluded on CFETS. Under the settlement link between CMU, as an offshore custody agent, and the China Central Depository & Clearing Co. (“CCDC”) or the Shanghai Clearing House (“SCH”), as onshore custodians and clearing institutions in Mainland China, CCDC or SCH will effect gross settlement of confirmed trades onshore and CMU will process bond settlement instructions from CMU members on behalf of eligible foreign investors in accordance with its relevant rules. Since the introduction of delivery versus payment (“DVP”) settlement, the movement of cash and securities is carried out simultaneously on a real-time basis. However, it should be noted that there is no assurance that settlement risks can be eliminated and DVP settlement practices in the PRC may differ from practices in developed markets. In particular, such settlement may not be instantaneous and be subject to a delay of a period of hours. Where the counterparty does not perform its obligations under a transaction or there is otherwise a failure due to CCDC or SCH (as applicable), the Fund may sustain losses.

Trading through Bond Connect is performed through newly developed trading platforms and operational systems. There is no assurance that such systems will function properly or will continue to be adapted to changes and developments in the market. In the event that the relevant systems fail to function properly, trading through Bond Connect may be disrupted. The Fund’s ability to trade through Bond Connect (and hence to pursue its investment strategy) may therefore be adversely affected.

A failure or delay by CMU, CCDC or SCH in the performance of their respective obligations may result in a failure of settlement, or the loss, of Bond Connect Securities and/or monies in connection with them and the Fund may suffer losses as a result. In the event that the nominee holder (i.e., CMU) becomes insolvent, such Bond Connect Securities may form part of the pool of assets of the nominee holder available for distribution to its creditors and the Fund, as a beneficial owner, may have no rights whatsoever in respect thereof.

Under the prevailing applicable Bond Connect regulations, the Fund participates in Bond Connect through an offshore custody agent, registration agent or other third parties (as the case may be), who would be responsible for making the relevant filings and account opening with the relevant authorities. The Fund is therefore subject to the risk of default or errors on the part of such agents.

Trading through Bond Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. Investments made through Bond Connect are subject to order, clearance and settlement procedures that are relatively untested, which could pose risks to the Fund. Furthermore, the Fund’s investments through Bond Connect will be held on behalf of the Fund via a book entry omnibus account in the name of the CMU maintained with a Mainland China-based custodian (either CCDC or SCH). The Fund’s ownership interest in investments through Bond Connect will not be reflected directly in book entry with CCDC or SCH and will instead only be reflected on the books of its Hong Kong sub-custodian. This custody arrangement subjects the Fund to various risks, including the risk that the Fund may have a limited ability to enforce rights as a beneficial owner as well as the risks of settlement delays and counterparty default or error of the Hong Kong sub-custodian. While the ultimate investors hold a beneficial interest in their investments through Bond Connect, the mechanisms that beneficial owners may use to enforce their rights are relatively new and courts in Mainland China have limited experience in applying the concept of beneficial ownership. As such, the Fund may not be able to participate in corporate actions affecting its rights as a bondholder, such as timely payment of distributions, due to time constraints or for other operational reasons. Bond Connect trades are settled in CNY and investors must have timely access to a reliable supply of CNY in Hong Kong, which may incur conversion costs and cannot be guaranteed. Moreover, Bond Connect Securities generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.

Investing through Bond Connect will subject the Fund to Chinese laws and rules applicable to investors in Chinese fixed income instruments. Therefore, the Fund’s investments through Bond Connect are generally subject to Mainland China’s securities laws and listing requirements, among other restrictions. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Bond Connect. The Fund will not benefit from access to Hong Kong’s Investor Compensation Fund, which is set up to protect against defaults of trades, when investing through Bond Connect. Finally, uncertainties in Mainland China’s tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for the Fund. The withholding tax treatment of interests and capital gains payable to overseas investors currently is unsettled.

Bond Connect is a relatively new program and may be subject to further interpretation, guidance or modifications. Laws, rules, regulations, policies, notices, circulars or guidelines relating to the Bond Connect as published or applied by any of the authorities are untested and are subject to change from time to time. There can be no assurance that Bond Connect will not be restricted, suspended, discontinued or abolished in the future. In addition, the trading, settlement and information technology systems required for overseas investors to trade through Bond Connect are relatively new and continuing to evolve. In the event that the relevant systems do not function properly, trading through Bond Connect could be disrupted. In addition, the application and interpretation of the laws and regulations of Hong Kong and Mainland China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of Bond Connect are uncertain and may affect the Fund’s investments.

Bond Connect is only available on days when markets in both Mainland China and Hong Kong are open. As a result, prices of Bond Connect Securities may fluctuate at times when the Fund is unable to add to or exit its position and, therefore, may limit the Fund’s ability to trade when it would otherwise do so.

Potential lack of liquidity due to low trading volume of certain Bond Connect Securities may result in prices of certain fixed income securities traded on such market fluctuating significantly, which may expose the Fund to liquidity risks. The bid and offer spreads of the prices of Bond Connect Securities may be large, and the Fund may therefore incur significant trading and realization costs and may even suffer losses when disposing of such investments.

Hedging activities under Bond Connect are subject to Bond Connect regulations and any prevailing market practice. There is no guarantee that the Fund will be able to carry out hedging transactions at terms which are satisfactory and to the best interest of the Fund. The Fund may also be required to unwind its hedge in unfavorable market conditions.

The People’s Bank of China will exercise on-going supervision of the Fund as a participant in the CIBM and may take relevant administrative actions such as suspension of trading and mandatory exit against the Fund and/or the Adviser in the event of non-compliance with the local market rules as well as Bond Connect regulations.

As a result of investing in the PRC, the Fund may be subject to withholding and various other taxes imposed by the PRC.

Except for interest income from certain bonds (i.e., government bonds, local government bonds and railway bonds which are entitled to a 100% PRC Corporate Income Tax (“CIT”) exemption and 50% CIT exemption respectively in accordance with the Implementation Rules to the Enterprise Income Tax Law and a circular dated March 19, 2016 on the Circular on Income Tax Policies on Interest Income from Railway Bonds under Caishui [2016] No. 30), interest income derived by non-resident institutional investors from other bonds traded through Bond Connect is PRC-sourced income and should be subject to PRC withholding income tax at a rate of 10% and value-added tax (“VAT”) at a rate of 6%. On November 22, 2018, the Ministry of Finance and State Administration of Taxation jointly issued Circular 108, the circular dated 7 November 2018 on the Taxation Policy of Corporate Income Tax and Value-Added Tax in relation to Bond Investments made by Offshore Institutions in Domestic Bond Market, to clarify that foreign institutional investors (including foreign institutional investors under Bond Connect) are temporarily exempt from PRC withholding income tax and VAT with respect to bond interest income derived in the PRC bond market for the period from November 7, 2018 to November 6, 2021. Circular 108 is silent on the PRC withholding income tax and VAT treatment with respect to non-government bond interest derived prior to November 7, 2018, which is subject to clarification from the PRC tax authorities.

Capital gains derived by non-resident institutional investors (with no place or establishment or permanent establishment in the PRC) from the trading of bonds through the Bond Connect are technically non PRC-sourced income under the current CIT law and regulations, therefore, not subject to PRC CIT. While the PRC tax authorities are currently enforcing such non-taxable treatment in practice, there is a lack of clarity on such non-taxable treatment under the current CIT regulations.

The tax law and regulations of the PRC are constantly changing, and they may be changed with retrospective effect to the advantage or disadvantage of shareholders. The interpretation and applicability of the tax law and regulations by tax authorities may not be as consistent and transparent as those of more developed nations, and may vary from region to region. It should also be noted that any provision for taxation made by the Adviser may be excessive or inadequate to meet final tax liabilities. Consequently, shareholders may be advantaged or disadvantaged depending upon the final tax liabilities, the level of provision and when they subscribed and/or redeemed their shares of the Fund.

Forward Foreign Currency Transactions. The foreign securities held by the Fund may be denominated in foreign currencies and the Fund may hold foreign currency in connection with such investments. As a result, the value of the assets held by the Fund may be affected favorably or unfavorably by changes in foreign currency exchange rates, by exchange control regulations and by indigenous economic and political developments. Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded. Certain of these currencies have historically experienced a steady devaluation relative to the U.S. dollar. Any continued devaluations in the currencies in which the Fund’s securities are denominated may have a detrimental impact on that Fund.

The Fund may enter into forward foreign currency contracts (“forward currency contracts”) in an effort to control some of the uncertainties of foreign currency rate fluctuations. The Fund may engage in forward currency contracts as an attempt to hedge against changes in foreign currency exchange rates affecting the values of securities that the Fund holds or intends to purchase. A forward currency contract is an agreement to purchase or sell a specific currency at a specified future date and price agreed to by the parties at the time of entering into the contract. The Fund will not engage in forward currency contracts in which the specified future date is more than one year from the time of entering into the contract.

The Fund may use forward currency contracts to fix the value of certain securities it has agreed to buy or sell. For example, when the Fund enters into a contract to purchase or sell securities denominated in a particular foreign currency, the Fund could effectively fix the maximum cost of those securities by purchasing or selling a forward currency contract, for a fixed value of another currency, in the amount of foreign currency involved in the underlying transaction. In this way, the Fund can protect the value of securities in the underlying transaction from an adverse change in the exchange rate between the currency of the underlying securities in the transaction and the currency denominated in the forward currency contract during the period between the date the security is purchased or sold and the date on which payment is made or received.

The Fund may also use forward currency contracts to hedge the value, in U.S. dollars, of securities they currently own. For example, if the Fund held securities denominated in a foreign currency and anticipated a substantial decline (or increase) in the value of that currency against the U.S. dollar, the Fund may enter into a forward currency contract to sell (or purchase), for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of all or a portion of the securities held which are denominated in such foreign currency.

Upon the maturity of a forward currency transaction, the Fund may either accept or make delivery of the currency specified in the contract or, at any time prior to maturity, enter into a closing transaction that involves the purchase or sale of an offsetting contract. An offsetting contract terminates the Fund’s contractual obligation to deliver the foreign currency pursuant to the terms of the forward currency contract by obligating the Fund to purchase the same amount of the foreign currency, on the same maturity date and with the same currency trader, as specified in the forward currency contract. The Fund realizes a gain or loss as a result of entering into such an offsetting contract to the extent the exchange rate between the currencies involved moved between the time of the execution of the original forward currency contract and the offsetting contract.

The use of forward currency contracts to protect the value of securities against the decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities the Fund owns or intends to acquire, but it does fix a future rate of exchange. Although such contracts minimize the risk of loss resulting from a decline in the value of the hedged currency, they also limit the potential for gain resulting from an increase in the value of the hedged currency. The benefits of forward currency contracts to the Fund will depend on the ability of the Adviser to accurately predict future currency exchange rates.

Foreign Currency Futures. The Fund may enter into foreign currency futures. Generally, foreign futures contracts will be executed on a U.S. exchange. To the extent they are not, however, engaging in such transactions will involve the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic (U.S.) exchange regulates the activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the exchange may be liquidated by a transaction on the appropriate domestic market. Moreover, applicable laws or regulations will vary depending on the foreign country in which the foreign futures transaction occurs. Therefore, entities (such as the Fund) that trade foreign futures contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, CFTC regulations, the rules of the National Futures Association or those of a domestic (U.S.) exchange. In particular, monies received from customers for foreign futures transactions may not be provided the same protections as monies received in connection with transactions on U.S. futures exchanges. In addition, the price of any foreign futures and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time the order for the futures contract is placed and the time it is liquidated, offset or exercised.

Illiquid Securities. Illiquid securities are any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Board of Trustees has adopted a Liquidity Risk Management Program as required by Rule 22e-4 under the 1940 Act, pursuant to which the administrator of the Liquidity Risk Management Program (the “Liquidity Risk Management Program Administrator”) determines and monitors each security’s liquidity. The Board of Trustees has designated the Adviser’s Liquidity Risk Management Committee, which is a multidisciplinary committee comprised of individuals serving in various roles in different departments with the Adviser, as the Liquidity Risk Management Program Administrator.

Dislocations in certain parts of markets are resulting in reduced liquidity for certain investments. It is uncertain when financial markets will improve and economic conditions will stabilize. Liquidity of financial markets may also be affected by government intervention and political, social, health, economic or market developments. During period of market stress, the Fund’s assets could potentially experience significant levels of illiquidity.

Investment Companies. Subject to the provisions of the 1940 Act (including exemptive relief granted by the Securities and Exchange Commission to other registered investment companies on which the Fund may rely), the Fund may invest in the shares of investment companies that may include exchange-traded funds (“ETFs”) or business development companies. Investment in other investment companies may provide advantages of diversification and increased liquidity; however, when the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses. Several foreign governments permit investments by non-residents in their markets only through participation in certain investment companies specifically organized to participate in such markets. In addition, investments in unit trusts and country funds permit diversified investments in foreign markets that are smaller than those in which the Fund would ordinarily invest directly. Investments in such pooled vehicles should enhance the geographical diversification of the Fund’s assets, while reducing the risks associated with investing in certain smaller foreign markets. Investments in such vehicles should provide increased liquidity and lower transaction costs than are normally associated with direct investments in such markets; however, when the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses.

When the Fund invests in ETFs in reliance on exemptive orders granted to the ETFs, the Fund will be subject to any applicable conditions of the exemptive orders or any agreements with the ETFs and may be required to vote such ETFs’ shares in the same proportion as the vote of all other holders of such securities in certain circumstances. The Fund invests in ETFs in reliance on exemptive orders granted to the ETFs.

Investment by the Fund in other investment companies covers a wide variety of asset classes. The risks associated with various types of investment companies that invest in different asset classes are described below. As new investment company products become available, the Fund will be able to invest in those funds, consistent with its investment objective and subject to its investment policies and restrictions.

By investing in securities of other investment companies, the Fund’s shareholders will indirectly bear the fees of that other investment company in addition to the Fund’s own fees and expenses.

In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company beyond the limitations set forth in Section 12(d)(1) of the 1940 Act (commonly known as “fund-of-funds” arrangements) to invest in another investment company. These changes include, among other things, amendments to the existing regulatory framework for fund-of-funds, the adoption of new Rule 12d1-4 under the 1940 Act, and the rescission of certain exemptive relief and the withdrawal of certain no-action letters issued by the SEC and its staff permitting fund-of-funds arrangements. Rule 12d1-4 and the related regulatory changes became effective on January 19, 2021, subject to a one-year transition period after which compliance with the new fund-of-funds regulatory framework and Rule 12d1-4 will be required and the prior fund-of-funds exemptive relief and no-action letters will be rescinded and withdrawn, respectively. These changes and actions may adversely impact the Fund’s investment strategies and operations.

Aggressive Investment Technique Risk. Other investment companies may use investment techniques and financial instruments that could be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. Another investment company’s investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Such instruments, particularly when used to create leverage, may expose the other investment company to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index. The use of aggressive investment techniques also exposes another investment company to risks different from, or possibly greater than, the risks associated with investing directly in securities on which the aggressive technique is based, including: 1) the risk that an instrument is temporarily mispriced; 2) credit, performance or documentation risk on the amount each other investment company expects to receive from a counterparty; 3) the risk that securities prices, interest rates and currency markets will move adversely and another investment company will incur significant losses; 4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust another investment company’s position in a particular instrument when desired.

Borrowing/Leverage Risk. Other investment companies may borrow money for investment purposes, commonly referred to as “leveraging.” As a result, the other investment company’s exposure to fluctuations in the price of its assets will be increased as compared to its exposure if the fund did not borrow. Borrowing activities by another investment company will amplify any increase or decrease in the net asset value of the fund. In addition, the interest which the other investment company pays on borrowed money, together with the additional costs of maintaining a borrowing facility, are additional costs borne by the fund and could reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the other investment company compared with what it would have been without borrowing. When the other investment company borrows money it must comply with certain asset coverage requirements, which at times may require the fund to dispose of some of its portfolio holdings even though it may be disadvantageous to do so at the time.

Commodity Risk. Investing in other investment companies that have exposure to investments in the commodities market may subject the Fund to greater volatility than investments in traditional securities. Commodities include metals, energy, agricultural products, livestock and minerals. Certain other investment companies may buy certain commodities (such as gold) or may invest in commodity-linked derivative instruments. The value of commodities and commodity contracts are affected by a variety of factors, including, but not limited to: global supply and demand, changes in interest rates, commodity index volatility, and factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargos, government regulation, tariffs and taxes, world events and economic, political and regulatory developments. The Fund’s ability to invest in other investment companies that invest in or have exposure to investments in the commodities market may be significantly limited by the federal income tax rules applicable to regulated investment companies.

Concentration Risk. Some other investment companies may be concentrated in a narrow industry. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the other investment company will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments. An index-based other investment company may have significant exposure to individual companies or industry sectors that constitute a significant portion of the referenced index. As a result, such an other investment company will be more susceptible to the risks associated with that specific company or industry sector, which may be different from the risks generally associated with the companies contained in the index. In addition, the Fund may invest in investment companies that focus on hedging or alternative investment strategies.

Correlation Risk. There is a risk that changes in the value of hedging instruments used on other investment companies will not match those of the investment being hedged. Other investment companies benchmarked to an inverse multiple of an index should lose value as the index or security underlying such ETF’s benchmark is increasing (gaining value), a result that is the opposite from traditional mutual funds.

Currency Risk. The Fund’s assets and net asset value are denominated in U.S. dollars. Investing in other investment companies that have exposure to currencies other than the U.S. dollar involves certain risks. The value of such other investment company’s shares relates directly to the value of foreign securities held by the other investment company. Fluctuations in the price of foreign securities could materially and adversely affect the value of the other investment company’s shares. The price of the currency may fluctuate widely. Several factors may affect the price of the currency, including, but not limited to: debt level and trade deficit; inflation rates of the United States and foreign countries and investors’ expectations concerning inflation rates; investment and trading activities of mutual funds, hedge funds and currency funds; and global or regional political, economic or financial events and situations. In addition, a currency may not maintain its long-term value in terms of purchasing power in the future. When the price of the country’s currency declines relative to another currency, it is expected that the price of another investment company’s holding such a currency will decline as well.

Distressed and Defaulted Securities Risk. The other investment companies may invest in the securities of financially distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

Geographical Concentration Risk. Certain other investment companies that focus their investments in particular countries or geographic regions may be particularly susceptible to economic, political or regulatory events affecting those countries or regions. In addition, currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, other investment companies that focus their investments in a particular geographic region or country may be more volatile than a more geographically diversified fund.

Non-Diversified Risk. Certain other investment companies have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of issuers. This would make the performance of the other investment company more susceptible to a single economic, political or regulatory event than a diversified mutual fund or ETF might be. This risk may be particularly acute with respect to another investment company whose index underlying its benchmark comprises a small number of stocks or other securities.

Large Redemptions. Large redemption activity could result in the Fund being forced to sell portfolio securities at a loss or before the Adviser would otherwise decide to do so. In such circumstances, the large redemption activity could adversely affect the Fund’s ability to conduct its investment program which, in turn, could adversely impact the Fund’s performance. Periods of market illiquidity may exacerbate this risk for fixed income and money market funds. To the extent the Fund is invested in a money market fund, regulation applicable to money market funds may subject the Fund’s redemption from such money market fund to liquidity fees and/or redemption gates under certain circumstances, including in periods of market illiquidity. Large redemptions may also result in increased expense ratios (including as a result of the Fund’s expenses being allocated over a smaller asset base), higher and/or accelerated levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher brokerage commissions and other transaction costs. Large redemptions can also affect the liquidity of the Fund’s portfolio because the Fund may be unable to sell illiquid securities at its desired time or price or the price at which the securities have been valued for purposes of the Fund’s net asset value. Large redemptions may result in the Fund no longer remaining at an economically viable size, in which case, the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments in the Fund at an inopportune time.

Large Trade Notifications. The Fund or its agent may from time to time receive notice that a current or prospective investor will place, or that a financial intermediary has received, a purchase, redemption or exchange order for a large trade in the Fund’s shares. The Fund may determine to enter into portfolio transactions in anticipation of that order, even though the order may not have been processed at the time the Fund entered into such portfolio transactions. This practice provides for a closer correlation between the time shareholders place large trade orders and the time the Fund enters into portfolio transactions based on those orders, and may permit the Fund to be more fully invested in investment securities, in the case of purchase orders, and to more orderly liquidate its investment positions, in the case of redemption orders. The current or prospective shareholder or financial intermediary, as applicable, may not, however, ultimately process the order. In this case, (i) if the Fund enters into portfolio transactions in anticipation of an order for a large redemption of Fund shares; or (ii) if the Fund enters into portfolio transactions in anticipation of an order for a large purchase of Fund shares and such portfolio transactions occur on the date on which the current or prospective shareholder or financial intermediary, as applicable, indicated that such order would occur, the Fund will bear any borrowing, trading overdraft or other transaction costs or investment losses resulting from such portfolio transactions. Conversely, the Fund would benefit from any earnings and investment gains resulting from such portfolio transactions.

Lending. The Fund has no present intention to lend portfolio securities.

Limited Liability Companies (“LLCs”). Consistent with its investment objective and policies and subject to the limitations of the Code and the 1940 Act, the Fund may invest in common units or other securities of LLCs, including preferred units, subordinated units and debt securities. LLC common units represent an equity ownership interest in an LLC, entitling the holder to a share of the LLC’s success through distributions and/or capital appreciation. LLCs typically do not pay federal income tax at the entity level and are typically required by their operating agreements to distribute a large percentage of their current operating earnings. In the event of liquidation, LLC common unit holders have a right to the LLC’s remaining assets after bond holders, other debt holders and preferred unit holders, if any, have been paid in full. LLC common units may trade on a national securities exchange or over-the-counter.

Market Conditions and Events. As global economies and financial markets become increasingly interconnected, political, economic and other conditions and events in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, the occurrence of, among other events, natural or man-made disasters, severe weather or geological events, fires, floods, earthquakes, outbreaks of disease (such as COVID-19, avian influenza or H1N1/09), epidemics, pandemics, malicious acts, cyber-attacks, terrorist acts or the occurrence of climate change, may also adversely impact the performance of the Fund. Such events may result in, among other things, closing borders, exchange closures, health screenings, healthcare service delays, quarantines, cancellations, supply chain disruptions, lower consumer demand, market volatility and general uncertainty. Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. The Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to such conditions and events that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. In addition, such negative political and economic conditions and events could disrupt the processes necessary for the Fund’s operations.

Moreover, in response to the outbreak of COVID-19, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including, among other things, lowering interest rates. Interest rates in the United States are currently at historically low levels. During periods when interest rates are low (or negative), the Fund’s yield (or total return) may also be low and fall below zero. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility. Certain European countries and Japan have pursued negative interest rate policies. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with negative value intended to help create self-sustaining growth in the local economy. To the extent the Fund holds a debt instrument with a negative interest rate, the Fund would generate a negative return on that investment. If negative interest rates become more prevalent in the market, investors may seek to reallocate their investment to other income-producing assets, which could further reduce the value of instruments with a negative yield.

New Companies. The Fund may invest its assets in the securities of companies with continuous operations of less than three years (“new companies”). Investments in new companies involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements and accounting standards, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of new companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because such companies normally have fewer securities outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant amounts of such securities without an unfavorable impact on prevailing prices. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in business prospects than are larger, more established companies. There is typically less publicly available information concerning these companies than for larger, more established ones.

Although investing in securities of these companies offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ securities could significantly decline in value. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in more established, larger companies.

Non-Diversification Risk. The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Repurchase Agreements. In a repurchase agreement, the Fund buys a security at one price and at the time of sale, the seller agrees to repurchase the security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. The Adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the event of default, a repurchase agreement provides that the Fund is entitled to sell the underlying collateral. The loss, if any, to the Fund will be the difference between the proceeds from the sale and the repurchase price. However, if bankruptcy proceedings are commenced with respect to the seller of the security, disposition of the collateral by the Fund may be delayed or limited. Although no definitive creditworthiness criteria are used, the Adviser reviews the creditworthiness of the banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate those risks. The Adviser will review and monitor the creditworthiness of broker-dealers and banks with which the Fund enters into repurchase agreements. The Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. Government securities to be investments in U.S. Government securities.

Restricted Securities. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the “Securities Act”). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund would be in a position where more of its net assets are invested in illiquid securities, including restricted securities that are not readily marketable (except for 144A Securities and 4(a)(2) commercial paper deemed to be liquid), than is permitted by its investment restrictions, the Fund will take such steps as it deems advisable, if any, in accordance with its procedures for monitoring liquidity.

Small Companies. While smaller companies generally have the potential for rapid growth, investments in smaller companies often involve greater risks than investments in larger, more established companies because smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances the securities of smaller companies are traded only over-the-counter or on a regional securities exchange and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations. In addition, the Fund and its investments may be adversely impacted by volatility and other developments associated with market trading activity and investor interest, including those driven by factors unrelated to financial performance or market conditions. The value of investments, particularly short positions or exposures, may fluctuate dramatically in these circumstances. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities. The Adviser’s research efforts may also play a greater role in selecting securities for the portfolio than in a fund that invests in larger, more established companies.

Temporary Defensive Position. The Fund may significantly alter its make-up as a temporary defensive strategy. A defensive strategy will be employed if, in the judgment of the Adviser, investments in the Fund’s usual markets or types of investments become decidedly unattractive because of current or anticipated non-normal market conditions, including adverse economic, financial, political and social factors. For temporary defensive purposes, the Fund may invest up to 100% of its assets in other types of securities or assets, including high-quality commercial paper, obligations of banks and savings institutions, U.S. Government securities, government agency securities and repurchase agreements, or it may retain funds in cash. At such time as the Adviser determines that the Fund’s defensive strategy is no longer warranted, the Fund will adjust its portfolio back to its normal complement of securities as soon as practicable. When the Fund is invested defensively, it may not meet its investment objective.

U.S. Government Securities. There are two broad categories of U.S. Government-related debt instruments: (a) direct obligations of the U.S. Treasury, and (b) securities issued or guaranteed by U.S. Government agencies.

Examples of direct obligations of the U.S. Treasury are Treasury bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the U.S. Treasury, while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

U.S. Government securities may include “zero coupon” securities that have been stripped by the U.S. Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a U.S. Government agency or instrumentality.

Interest rates on U.S. Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day U.S. Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the U.S. Government securities in the Fund’s portfolio does not guarantee the net asset value of the shares of the Fund. There are market risks inherent in all investments in securities and the value of an investment in the Fund will fluctuate over time. Normally, the value of investments in U.S. Government securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in U.S. Government securities will tend to decline, and as interest rates fall the value of the Fund’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain mortgage-backed securities, such as Ginnie Mae Certificates. Prepayments of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of the Fund and may even result in losses to the Fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of mortgage-backed securities may decline, resulting in the extension of the Fund’s average portfolio maturity. As a result, the Fund’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

ADDITIONAL INFORMATION ABOUT THE FUND

General. The public offering price of all share classes of the Fund is the next determined net asset value. No initial sales charge or contingent deferred sales charge is imposed. Since the Fund’s shares are sold without an initial sales charge, the full amount of the investor’s purchase payment will be invested in shares for the investor’s account. Orders for the purchase of shares of the Fund will be confirmed at a price based on the net asset value of that Fund next determined after receipt by the Distributor or the transfer agent of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value (see “General Trust Information—Determination of Net Asset Value”) and transmitted to the Distributor or the transfer agent prior to a specified time before the start of the next business day will be confirmed at a price based on the net asset value determined on the day the order was received by the dealer or financial services firm (“trade date”). The Fund reserves the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased.

Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund’s shares. Some may establish a higher minimum investment requirement than established by the Fund. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients’ return. Firms also may hold the Fund’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund’s transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Distributor for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their client’s accounts for servicing including, without limitation, transfers of registration and dividend payee changes, and may perform functions such as generation of confirmation statements and reimbursement of cash dividends. Such firms may receive compensation from the Fund through the Distributor for these services. This Statement of Additional Information should be read in connection with such firms’ material regarding their fees and services.

The Fund reserves the right to withdraw all or any part of the offering made by this Statement of Additional Information and reject purchase orders. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Certain financial intermediaries are authorized to accept purchase and redemption orders for the Fund’s shares. Those financial intermediaries may also designate other parties to accept purchase and redemption orders on the Fund’s behalf. Orders for purchase or redemption will be deemed to have been received by the Trust when such financial intermediaries or their authorized designees accept the orders. Subject to the terms of the contract between the Distributor and the financial intermediary, ordinarily orders will be priced at the Fund’s net asset value next computed after acceptance by such financial intermediaries or their authorized designees. Further, if purchases or redemptions of the Fund’s shares are arranged and settlement is made at an investor’s election through any other financial intermediary, that financial intermediary may, at its discretion, charge a fee for that service. The Trust and the Distributor each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trust and the Distributor may suspend or terminate the offering of shares of the Fund at any time for any reason.

Summary of Fees Paid to William Blair for Class I Shares. In addition to a management fee, Class I shares of the Fund may reimburse William Blair for fees paid to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-administration, sub-transfer agency and other services provided to shareholders whose shares are held of record in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. See “Other Payments to Third Parties and Affiliates” for more information. The Fund does not pay a distribution fee for Class I shares.

Summary of Fees Paid to William Blair for Class R6 Shares. Class R6 shares of the Fund pay a management fee but do not pay a distribution fee, sub-administration or sub-transfer agency fee.

Share Certificates. Share certificates will not be issued for any share class of the Fund.

Suspension of Redemption or Delay in Payment. The Trust may not suspend the right of redemption or delay payment on its shares for more than seven days except (a) during any period when the New York Stock Exchange is closed (other than on weekends and customary holidays); (b) when trading in the markets that the portfolio normally utilizes is restricted or any emergency exists as determined by the SEC, so that disposal of the Fund’s investments or determination of its net asset value is not reasonably practicable; or (c)  for such other periods as the SEC may permit by order for protection of the Trust’s shareholders.

Special Redemptions. Although it is the present policy of the Fund to redeem shares in cash, the Trust reserves the right to pay the redemption price in whole or in part by a distribution of portfolio instruments in lieu of cash, in conformity with the applicable rules of the SEC, taking such instruments at the same value used to determine net asset value and selecting the instruments in such manner as the Board of Trustees may deem fair and equitable. If such a distribution occurs, shareholders receiving instruments and selling them before their maturity could receive less than the redemption value of such instruments and could also incur transaction costs. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem portfolio shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the portfolio during any 90-day period for any one shareholder of record. Distributions of portfolio instruments in redemption of shares is a taxable event to the redeeming shareholder for federal income tax purposes.

Exchange Privileges. Shareholders of Class I and Class R6 shares may exchange their shares for shares of the corresponding class of other William Blair Funds in accordance with the provisions set forth in the Fund’s prospectus.

General. Exchanges will be effected by redeeming your shares and purchasing shares of the other William Blair Fund or William Blair Funds requested. Shares of a William Blair Fund with a value in excess of $1 million acquired by exchange from another William Blair Fund may not be exchanged thereafter until they have been owned for 15 days (the “15 Day Hold Policy”). For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including without limitation accounts administered by a financial services firm offering market timing, asset allocation or similar services. The Fund reserves the right to reject any exchange order for any reason, including excessive, short-term (market timing) or other abusive trading practices that may disrupt portfolio management. The total value of shares being exchanged must at least equal the minimum investment requirement of the William Blair Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder’s adjusted cost basis of such shares. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other William Blair Funds from dealers, other firms or the Distributor. Exchanges may be accomplished by a written request or by telephone if the shareholder has given authorization. During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for the William Blair Funds that are available for sale in the shareholder’s state of residence.

Conversion Privilege. Class I shareholders who are eligible to invest in Class R6 shares may request a conversion of their Class I shares to Class R6 shares of the same Fund. The Fund will consider such requests on a case-by-case basis, provided eligibility requirements and relevant minimums are met. For federal income tax purposes, a same-Fund conversion is not expected to result in the realization by the investor of a capital gain or loss.

GENERAL TRUST INFORMATION

Determination of Net Asset Value. For the Fund, net asset value is determined as of the close of regular trading on the New York Stock Exchange, which is generally 3:00 p.m., Central time (4:00 p.m., Eastern time). Net asset value is not determined on the days that the New York Stock Exchange is closed, which generally includes the observance of New Year’s Day, Dr. Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value is not required to be computed on a day when no orders to purchase shares were received and no shares were tendered for redemption.

U.S. Equity Securities. The value of U.S. equity securities, including exchange-traded funds, is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a recent sale on the date of determination, at the mean between the last reported bid and ask prices. Investments in other investment funds which are not traded on an exchange are valued at their respective net asset value per share.

Foreign Equity Securities. The value of foreign equity securities is generally determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the mean between the last reported bid and ask prices. The Board of Trustees has determined that the passage of time between when the foreign exchanges or markets close and when the Fund computes its net asset value could cause the value of foreign equity securities to no longer be representative or accurate and, as a result, may necessitate that such securities be fair valued. Accordingly, for foreign equity securities, the Fund may use an independent pricing service to fair value price the security as of the close of regular trading on the New York Stock Exchange. As a result, the Fund’s value for a security may be different from the last sale price (or the mean between the last reported bid and ask prices).

U.S. and Foreign Fixed Income Securities. Fixed income securities are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the market value of a security at a particular point in time. The pricing service determines evaluated prices for fixed income securities using inputs including, but not limited to, recent transaction prices, dealer quotes, transaction prices for securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions. Repurchase agreements are valued at cost, which approximates fair value.

Derivative Instruments. Option contracts on securities, currencies and other financial instruments traded on one or more exchanges are valued at their most recent sale price on the exchange on which they are traded most extensively. Option contracts on foreign indices are valued at the settlement price. Futures contracts (and options and swaps thereon) are valued at the most recent settlement price on the exchange on which they are traded most extensively. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate as supplied by an independent pricing service.

Over-the-Counter (“OTC”) swap contracts are valued by an independent pricing service. Depending on the product and the terms of the transaction, the independent pricing service may use a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates.

Centrally cleared swaps listed or settled on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices.

Other Valuation Factors. Securities, and other assets, for which a market price is not available, is deemed unreliable (e.g., securities affected by unusual or extraordinary events, such as natural disasters or securities affected by market or economic events, such as bankruptcy filings), or the value of which is affected by a significant valuation event, are valued at a fair value as determined in good faith by, or under the direction of, the Board of Trustees and in accordance with the Trust’s valuation procedures. The value of fair valued securities may be different from the last sale price (or the mean between the last reported bid and ask prices), and there is no guarantee that a fair valued security will be sold at the price at which the Fund is carrying the security.

Federal Income Tax Matters. The following is intended to be a general summary of certain federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable federal income tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may change or be subject to new interpretation by the courts or the Internal Revenue Service (“IRS”), possibly with retroactive effect. Investors are therefore advised to consult with their tax advisors before making an investment in the Fund.

Fund Taxation. Each series (Fund) of the Trust is treated as a separate entity for federal income tax purposes. The Fund has qualified and elected to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to continue to so qualify in the future. As such, and by complying with the applicable provisions of the Code regarding the sources of its income, the amount and timing of its distributions and the diversification of its assets, the Fund generally will not be subject to federal income tax on its taxable income (including net short-term and net long-term capital gains) that is distributed to shareholders in accordance with the requirements of the Code. However, the Fund would be subject to federal income tax at corporate rates on any undistributed taxable income.

In order to qualify as a regulated investment company, the Fund must, among other things, (i) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in qualified publicly traded partnerships (“qualifying income”), (ii) distribute with respect to each taxable year an amount equal to or exceeding the sum of 90% of its “investment company taxable income,” as that term is defined in the Code (which generally includes, among other things dividends, interest and the excess of any net short-term capital gains over net long-term capital losses as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and 90% of its tax-exempt interest income, net of expenses allocable thereto and (iii) at the end of each fiscal quarter (a) maintain at least 50% of the value of its total assets in cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities with such other securities limited, with respect to each issuer, to an amount no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer and (b) have no more than 25% of the value of its total assets invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. The requirements for qualification as a regulated investment company may significantly limit the extent to which the Fund may invest in some investments.

The Fund intends to declare and make distributions during the calendar year of an amount sufficient to prevent imposition of a nondeductible 4% federal excise tax. The required distribution generally is the sum of (1) at least 98% of the Fund’s ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gain net income for the twelve-month period ending on October 31 of such calendar year and (3) the sum of all undistributed ordinary income and capital gain net income from any prior year, less any over-distribution from any prior year.

If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, such Fund would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions (including net tax-exempt interest income and net long-term capital gains, if any), to the extent derived from its current or accumulated earnings and profits, would generally constitute dividends. Such income would generally be eligible for the dividends received deduction available to corporate shareholders. Furthermore, individual and other non-corporate shareholders generally would be able to treat such distributions as “qualified dividend income” eligible for reduced rates of federal income taxation, provided in both cases certain holding period and other requirements are satisfied.

If the Fund invests in certain positions, such as zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net investment income, including such accrued income, to shareholders to avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Fund may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund elects to include the market discount in income as it accrues, as discussed above.

The Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

Special federal income tax provisions may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses or alter the holding periods of certain of the Fund’s securities. Specifically, the mark-to-market rules of the Code may require the Fund to recognize unrealized gains and losses on certain options on broad-based equity indices, forward contracts, futures and foreign currency futures held by the Fund at the end of its taxable year. Under these provisions, 60% of any gain or loss deemed to be recognized at the end of the Fund’s taxable year or arising from actual sales of such positions during the taxable year will generally be treated as long-term capital gain or loss, and 40% of any such gain or loss will generally be treated as short-term capital gain or loss. Although certain foreign currency forward contracts and foreign currency futures contracts are marked-to-market, any gain or loss related to foreign currency fluctuations is generally treated as ordinary income or loss under Section 988 of the Code (see below). In addition, the straddle rules of the Code require deferral of certain losses realized on positions of a straddle to the extent that the portfolio has unrealized gains in offsetting positions at year end. Furthermore, the Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing such Fund to realize gain, but not loss, on the position.

Generally, the character of the income or capital gains that the Fund receives from another investment company, including certain ETFs, will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as regulated investment companies. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions that involve certain foreign currency-denominated securities, certain foreign currency options, foreign currency forward contracts, foreign currencies or payables or receivables denominated in a foreign currency are generally subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. For example, if the Fund sold a foreign bond and part of the gain or loss on the sale was attributable to an increase or decrease in the value of a foreign currency, then the currency gain or loss may be treated as ordinary income or loss. If such transactions result in higher net ordinary income, the dividends paid by the Fund will be increased.

Shareholder Taxation. Shareholders will be subject to federal income taxes on distributions made by the Fund out of earnings and profits whether received in cash or additional shares of the Fund. Distributions of net investment income (including any net short-term capital gain in excess of any net long-term capital loss), other than qualified dividend income, if any, will be taxable to shareholders as ordinary income. Distributions of qualified dividend income, as such term is defined in Section 1(h)(11) of the Code (generally dividends received from U.S. domestic corporations and qualified foreign corporations), by the Fund to its non-corporate shareholders generally will be taxed at the federal income tax rates applicable to net capital gain, provided certain holding period and other requirements described below are satisfied at both the Fund and shareholder levels. Distributions of net capital gain (the excess of net long-term capital gains over net short-term capital losses), if any, will be taxable to non-corporate shareholders at a maximum federal income tax rate of 20%, without regard to how long a shareholder has held shares of the Fund. Distributions of net investment income received by corporate shareholders of the Fund may qualify for the 50% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations during the year, provided that certain holding period and other requirements under the Code are satisfied at both the Fund and shareholder levels. Generally, however, dividends received on stocks of foreign issuers are not eligible for the dividends received deduction.

To be eligible for treatment as qualified dividend income, shareholders generally must hold their shares for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. In order for dividends received by the Fund’s shareholders to be treated as qualified dividend income, the Fund must also meet holding period and other requirements with respect to such dividend paying stocks it owns. A dividend will not be treated as qualified dividend income at the Fund level if the dividend is received with respect to any share of stock held for 60 days or fewer during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 90 days or fewer during the 181-day period beginning 90 days before such date). In addition to the above holding period requirements, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level), (1) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (2) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest or (3) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with an exception for stock that is readily tradable on an established securities market in the United States) or (b) treated as a PFIC for its current or preceding taxable year or a surrogate foreign corporation that is not treated as a domestic corporation under Section 7874(b) of the Code.

Distributions declared by the Fund during October, November or December to shareholders of record during such months and paid by January 31 of the following year will be treated for federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which they are declared, rather than in the calendar year in which they are received. After the close of each calendar year, the Fund will notify its shareholders of the amount and type of dividends and distributions it paid.

Gain or loss realized upon a redemption or other disposition (such as an exchange) of shares of the Fund by a shareholder will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such a period, as short-term capital gain or loss. Any loss on the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any net capital gain dividends paid to the shareholder with respect to such shares. Any loss a shareholder realizes on a sale or exchange of shares will be disallowed if the shareholder acquires other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) or substantially identical stock or securities within a 61-day period beginning 30 days before and ending 30 days after the shareholder’s sale or exchange of the shares. In such case, the shareholder’s basis in the shares acquired will be adjusted to reflect the disallowed loss. Capital losses may be subject to limitations on their use by a shareholder.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

When a shareholder opens an account, IRS regulations require that the shareholder provide a taxpayer identification number (TIN), certify that it is correct, and certify that he, she or it is not subject to backup withholding under IRS regulations. If a shareholder fails to provide a TIN or the proper tax certifications, the Fund is required to withhold 24% of all the distributions (including dividends and capital gain distributions) and redemption proceeds paid to the shareholder. The Fund is also required to begin backup withholding on an account if the IRS instructs it to do so. Amounts withheld may be applied to the shareholder’s federal income tax liability and the shareholder may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year.

Foreign Taxation. Investment income received or capital gains recognized by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

The Fund may qualify for and make an election permitted under the “pass through” provisions of Section 853 of the Code, which allows a regulated investment company to elect to have its foreign tax credit taken by its shareholders. To be eligible for this credit, more than 50% of the value of the Fund’s total assets at the close of its taxable year must consist of stock or securities in foreign corporations, and the Fund must have distributed at least 90% of its (i) investment company taxable income (determined without regard to the deduction for dividends paid) and (ii) net tax-exempt interest income, if any, for such taxable year.

If the Fund makes this election, it may not take any foreign tax credit and may not take a deduction for foreign taxes paid. However, the Fund would be allowed to include the amount of foreign taxes paid in its dividends paid deduction. Each shareholder would include in his, her or its gross income, and treat as paid by such shareholder, his, her or its proportionate share of the foreign taxes paid by the Fund and may take either a credit or deduction for such foreign taxes on his, her or its federal income tax return, subject in each case to certain limitations contained in the Code. No deduction may be claimed by a shareholder who does not itemize deductions for federal income tax purposes.

If the Fund is not eligible for the election to pass through to its shareholders their proportionate shares of any foreign taxes paid by the Fund, shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by the Fund and will not be required to include such taxes in their gross income.

If the U.S. Government were to impose any restrictions, through taxation or other means, on foreign investments by U.S. investors the Board of Trustees will promptly review the Fund’s policies to determine whether significant changes in its investments are appropriate.

Other Taxes. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisors regarding the application of federal, foreign, state and local taxes to their particular situation. Non-U.S. investors who invest in the Fund when such investment is not treated as being effectively connected with the conduct of a U.S. trade or business will generally be subject to U.S. federal income tax treatment that is different from that described above and in the Prospectus. Such investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on dividends and certain other payments from the Fund, and must provide the Fund with an effective IRS Form W-8 or authorized substitute for Form W-8. However, the Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. investor with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) reported as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly reported by the Fund. The Fund may choose not to designate such amounts. Non-U.S. investors should consult their tax advisors regarding such treatment and the application of foreign taxes to an investment in the Fund.

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, the “Foreign Account Tax Compliance Act” or “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions and on the proceeds of the sale, redemption, or exchange of Fund shares. The Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Special rules apply to foreign persons who receive distributions from the Fund that are attributable to gain from “United States real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “United States real property holding corporation” or former United States real property holding corporation. The Code defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, if the Fund is a United States real property holding corporation (determined without regard to certain exceptions), distributions by the Fund that are attributable to (a) gains realized on the disposition of USRPIs by the Fund and (b) distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders and will be subject to U.S. federal withholding tax. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a non-U.S. shareholder, including the rate of such withholding and character of such distributions (e.g., ordinary income or USRPI gain) will vary depending on the extent of the non-U.S. shareholder’s current and past ownership of the Fund.

In addition, if the Fund is a United States real property holding corporation or former United States real property holding corporation, the Fund may be required to withhold U.S. tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. However, no such withholding is generally required with respect to amounts paid in redemption of shares of a fund if the fund is a domestically controlled qualified investment entity, or, in certain other limited cases, if a fund (whether or not domestically controlled) holds substantial investments in regulated investment companies that are domestically controlled qualified investment entities.

Shareholders should consult their tax advisors about the application of the provisions of tax law, including foreign, state and local tax laws, in light of their particular tax situations before investing in the Fund.

Independent Registered Public Accounting Firm. The Trust’s independent registered public accounting firm is Ernst & Young LLP, 155 North Wacker Drive, Chicago, Illinois 60606. Ernst & Young LLP audits and reports upon the Trust’s annual financial statements, reviews certain regulatory reports, reviews the Trust’s federal and state tax returns and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust.

Custodian. The Trust’s custodian, State Street Bank and Trust Company (“State Street”), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, has custody of all securities and cash of the Trust and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Trust, as well as certain bookkeeping, data processing and administrative services pertaining to the Trust’s operations, including compliance monitoring and preparation of the Trust’s tax returns. The Adviser pays State Street’s compliance monitoring fees.

Transfer Agent Services. DST Asset Manager Solutions, Inc. (“DST”), 2000 Crown Colony Drive, Quincy, Massachusetts 02169-0953, is the Trust’s transfer agent and dividend-paying agent. DST, as the shareholder service agent, provides certain bookkeeping, data processing and administrative services pertaining to the maintenance of shareholder accounts.

Reports to Shareholders. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

SHAREHOLDER RIGHTS

The Fund is one of the twenty-one series currently offered for sale by the Trust. All shares of each William Blair Fund have equal rights with respect to dividends, assets and liquidation of a portfolio and equal, noncumulative voting rights. Noncumulative voting rights allow the holder or holders of a majority of shares, voting together for the election of trustees, to elect all the trustees. All shares of each William Blair Fund will be voted in the aggregate, except when a separate vote by the Fund is required under the 1940 Act. Shares are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights.

Under Delaware law, the Trust generally is not required to hold annual shareholders’ meetings. Upon the written request of ten or more shareholders that have held Trust shares for at least six months in an amount equal to the lesser of 1% of the outstanding shares, the Trust will either disseminate appropriate materials (at the expense of the requesting shareholders) or provide such shareholders access to a list of names and addresses of all shareholders of record. The written notice must state that the shareholders making such request wish to communicate with the other shareholders to obtain the signatures necessary to demand a meeting to consider removal of a trustee. The Trust will hold shareholders’ meetings when requested to do so in writing by one or more shareholders collectively holding at least 10% of the shares entitled to vote, such request specifying the purpose or purposes for which each meeting is to be called, or when determined by a majority of the Board of Trustees in their discretion. Shareholders’ meetings also will be held in connection with the following matters: (1) the election or removal of trustees, if a meeting is called for such purpose; (2) the adoption of any contract for which shareholder approval is required by the 1940 Act; (3) any termination of the Trust, if a meeting is called for such purpose; (4) certain amendments to the Declaration of Trust; (5) any merger, consolidation or sale of all or substantially all assets of the Trust; (6) incorporation of the Trust; and (7) such additional matters as may be required by law, the Declaration of Trust, the By-Laws of the Trust or any registration of the Trust with the SEC or any state, or that the trustees may consider necessary or desirable, such as changes in fundamental investment objectives, policies or restrictions.

The trustees serve until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of their successors or until a director sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote or by a majority of the trustees. In accordance with the 1940 Act, the Trust will hold a shareholders’ meeting for the election of trustees at such time that (1) less than a majority of the trustees has been elected by the shareholders and (2) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders. A trustee may be removed from office by a vote of the holders of a majority of the outstanding shares entitled to vote.

Derivative Claims of Shareholders. The By-Laws contain provisions regarding derivative claims of shareholders. Under these provisions, a shareholder must make a pre-suit demand upon the Board to bring the subject action unless an effort to cause the Board to bring such an action is not likely to succeed. For purposes of the foregoing sentence, a demand on the Board shall only be deemed not likely to succeed and therefore excused if a majority of the Board, or a majority of any committee of the Board established to consider the merits of such action, is composed of Trustees who are not “independent trustees” (as that term is defined in the Delaware Statutory Trust Act).

Unless a demand is not required under the foregoing first paragraph, shareholders eligible to bring such derivative action under the Delaware Statutory Trust Act who collectively hold at least 10% of the outstanding shares of the Trust, or who collectively hold at least 10% of the outstanding shares of the fund or class to which such action relates, shall join in the request for the Board to commence such action. Further, unless a demand is not required under the foregoing first paragraph, the Board must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Board shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Board determine not to bring such action.

Forum for Adjudication of Disputes. The By-Laws provide that, unless the Trust consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Trust, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Trustee, officer or other agent of the Trust to the Trust or the Trust’s shareholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware Statutory Trust Act or the Declaration of Trust or the By-Laws, (iv) any action to interpret, apply, enforce or determine the validity of the Declaration of Trust or the By-Laws or (v) any action asserting a claim governed by the internal affairs doctrine shall be the U.S. District Court for the District of Delaware or the Court of Chancery of the State of Delaware, or, if the Court of Chancery of the State of Delaware does not have jurisdiction, the Superior Court of the State of Delaware.

The By-Laws provide that any person purchasing or otherwise acquiring or holding any interest in shares of beneficial interest of the Trust shall be deemed to have notice of and consented to the provisions relating to forum for adjudication of disputes terms contained in the By-Laws, and to have waived any argument relating to the inconvenience of the forums referenced above in connection with any action or proceeding described in the foregoing paragraph.

This forum selection provision may limit a shareholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with Trustees, officers or other agents of the Trust and its service providers, which may discourage such lawsuits with respect to such claims. If a court were to find the forum selection provision contained in the By-Laws to be inapplicable or unenforceable in an action, the Trust may incur additional costs associated with resolving such action in other jurisdictions.

TRUST HISTORY

The Trust is a Delaware statutory trust organized under a Declaration of Trust dated September 3, 1999. The Trust was formerly organized as a Maryland corporation on September 22, 1987 under the name of William Blair Ready Reserves, Inc. (the “Company”). On April 30, 1991, a reorganization of the Company and Growth Industry Shares, Inc., a Maryland corporation, occurred such that Growth Industry Shares, Inc. was reorganized into a separate portfolio of the Company, the Growth Fund, and the Company changed its name to William Blair Mutual Funds, Inc. On December 15, 1999, the Company was reorganized into the Trust and changed its name to William Blair Funds. The Trust operates as an open-end, management investment company, as defined in the 1940 Act. Presently, the Trust is offering shares of twenty-one William Blair Funds. All of the series of the Trust, except the Fund, the Emerging Markets Debt Fund and the Large Cap Growth Fund (two series of the Trust which are offered through separate registration statements), are diversified portfolios. The Fund is a non-diversified portfolio as defined under the 1940 Act. The Board of Trustees of the Trust may, however, establish additional portfolios with different investment objectives, policies and restrictions in the future.

FINANCIAL INFORMATION OF THE TRUST

As of the date of this SAI, the Fund has not commenced operations and therefore no financial statements are available.

APPENDIX A

RATINGS OF DEBT OBLIGATIONS

COMMERCIAL PAPER RATINGS

A S&P Global Ratings commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P Global Standard and Poor’s for commercial paper:

“A-1” - A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

“A-2” - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” - A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” - A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody’s for commercial paper:

“P-1” - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings’ short-term ratings apply generally to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

“F-1” - Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F-2” - Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.

“F-3” - Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.

“B” - Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” - High Short-Term Default Risk. Default is a real possibility.

“RD” - Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” - Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

CORPORATE LONG-TERM DEBT RATINGS

The following summarizes the ratings used by S&P Global Ratings for corporate and municipal debt:

“AAA” - An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” - An obligation rated “AA” differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” - An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” - An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC,” and “C” - Obligations rated “BB,” “B,” “CCC,” “CC,” and “C are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” - An obligation rated “BB” is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” - An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” - An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” - An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” - An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” - An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed exchange offer.

PLUS (+) OR MINUS (-) - Ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the rating categories.

The following summarizes the ratings used by Moody’s for corporate and municipal long-term debt:

“Aaa” - Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk

“Aa” - Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” - Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” - Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” - Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” - Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” - Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” - Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” - Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

The following summarizes the ratings used by Fitch Ratings for corporate bonds:

“AAA” - Highest Credit Quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. The capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” - Very High Credit Quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” - High Credit Quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” - Good Credit Quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” - Speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” - Highly Speculative. “B” ratings indicate that material credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

“CCC” - Substantial Credit Risk. “CCC” ratings indicate that default is a real possibility.

“CC” - Very High Levels of Credit Risk. “CC” ratings indicate that default of some kind appears probable.

“C” - Exceptionally High Levels of Credit Risk. “C” indicates that default is imminent or inevitable.

Ratings in the categories of “CCC,” “CC” and “C” can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.

“RD” - Restricted default. “RD” ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating.

“D” - Default. “D” ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories.

WILLIAM BLAIR FUNDS

PART C

OTHER INFORMATION

ITEM 28.	Exhibits

(a)

(i)        Declaration of Trust dated September 3, 1999 (Incorporated herein by reference to Post-Effective Amendment No.  23 to Registrant’s Registration Statement on Form N-1A as filed on December 21, 1999).

(ii)

Amendment to the Declaration of Trust dated April 24, 2001 (Incorporated herein by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A as filed on April 30, 2001).

(iii)

Amendment to the Declaration of Trust effective October 23, 2001 (Incorporated herein by reference to Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A as filed on April 12, 2002).

(iv)

Amendment to Declaration of Trust effective October 21, 2003 (Incorporated herein by reference to Post-Effective Amendment No. 36 to Registrant’s Registration Statement on Form N-1A as filed on December 24, 2003).

(v)

Amendment to the Declaration of Trust effective August 16, 2010 (Incorporated herein by reference to Post-Effective Amendment No. 71 to Registrant’s Registration Statement on Form N-1A as filed on April 29, 2011).

(vi)

Written Instrument Establishing and Designating Shares of the William Blair Institutional International Growth Fund dated April 23, 2002 (Incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A as filed on April 30, 2003).

(vii)

Written Instrument Establishing and Designating Shares of the William Blair Small-Mid Cap Growth Fund dated September 18, 2003 (Incorporated herein by reference to Post-Effective Amendment No. 35 to Registrant’s Registration Statement on Form N-1A as filed on October 10, 2003).

(viii)

Written Instrument Establishing and Designating Shares of the William Blair International Equity Fund and the William Blair Institutional International Equity Fund dated February 18, 2004 (Incorporated herein by reference to Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A as filed on May 24, 2004).

(ix)

Written Instrument Establishing and Designating Shares of the William Blair Emerging Markets Growth Fund dated February 18, 2005 (Incorporated herein by reference to Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A as filed on March 4, 2005).

(x)

Written Instrument Establishing and Designating Shares of the William Blair International Small Cap Growth Fund dated July 19, 2005 (Incorporated herein by reference to Post-Effective Amendment No. 46 to Registrant’s Registration Statement on Form N-1A as filed on August 8, 2005).

(xi)

Written Instrument Establishing and Designating Shares of the William Blair Mid Cap Growth Fund dated October 25, 2005 (Incorporated herein by reference to Post-Effective Amendment No. 49 to Registrant’s Registration Statement on Form N-1A as filed on November 17, 2005).

(xii)

Written Instrument Establishing and Designating Shares of the William Blair Bond Fund dated February 14, 2007 (Incorporated herein by reference to Post-Effective Amendment No. 52 to Registrant’s Registration Statement on Form N-1A as filed on February 15, 2007).

(xiii)

Written Instrument Establishing and Designating Shares of the William Blair Global Growth Fund dated July 24, 2007 (Incorporated herein by reference to Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A as filed on August 1, 2007).

(xiv)

Written Instrument Establishing and Designating Shares of William Blair Emerging Leaders Growth Fund dated November 30, 2007 (Incorporated herein by reference to Post-Effective Amendment No. 58 to Registrant’s Registration Statement on Form N-1A as filed on December 14, 2007).

(xv)

Written Instrument Establishing and Designating Shares of William Blair Low Duration Fund dated September 15, 2009 (Incorporated herein by reference to Post-Effective Amendment No. 65 to Registrant’s Registration Statement on Form N-1A as Filed on September 17, 2009).

(xvi)

Amendment to the Written Instrument Establishing and Designating Shares of the William Blair Emerging Leaders Growth Fund dated February 18, 2010 (Incorporated herein by reference to Post-Effective Amendment No. 68 to Registrant’s Registration Statement on Form N-1A as filed on March 2, 2010).

(xvii)

Written Instrument Establishing and Designating Shares of William Blair Emerging Markets Small Cap Growth Fund dated July 26, 2011 (Incorporated herein by reference to Post-Effective Amendment No. 73 to Registrant’s Registration Statement on Form N-1A as filed on August 8, 2011).

(xviii)

Written Instrument Establishing and Designating Shares of William Blair Macro Allocation Fund dated July 26, 2011 (Incorporated herein by reference to Post-Effective Amendment No. 74 to Registrant’s Registration Statement on Form N-1A as filed on September 1, 2011).

(xix)

Written Instrument Establishing and Designating Shares of William Blair International Leaders Fund dated April 24, 2012 (Incorporated herein by reference to Post-Effective Amendment No. 94 to Registrant’s Registration Statement on Form N-1A as filed on May 4, 2012).

(xx)

Amendment to the Written Instrument Establishing and Designating Shares of William Blair Emerging Leaders Growth Fund dated October 23, 2012 (Incorporated herein by reference to Post-Effective Amendment No. 101 to Registrant’s Registration Statement on Form N-1A as filed on January 25, 2013).

(xxi)

Amendment to the Written Instrument Establishing and Designating Shares of William Blair Global Growth Fund dated October 23, 2012 (Incorporated herein by reference to Post-Effective Amendment No. 101 to Registrant’s Registration Statement on Form N-1A as filed on January 25, 2013).

(xxii)

Written Instrument Amending the Declaration of Trust dated July 24, 2014 (Incorporated herein by reference to Post-Effective Amendment No. 120 to the Registrant’s Registration Statement on Form N-1A as filed on April 29, 2016).

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(xxiii)

Written Instrument Amending the Declaration of Trust dated November 18, 2015 (Incorporated herein by reference to Post-Effective Amendment No. 120 to the Registrant’s Registration Statement on Form N-1A as filed on April 29, 2016).

(xxiv)

Written Instrument Amending the Declaration of Trust dated January 15, 2016 (Incorporated herein by reference to Post-Effective Amendment No. 120 to the Registrant’s Registration Statement on Form N-1A as filed on April 29, 2016).

(xxv)

Written Instrument Amending the Declaration of Trust dated June 15, 2016 (Incorporated herein by reference to Post-Effective Amendment No. 122 to the Registrant’s Registration Statement on Form N-1A as filed on April 28, 2017).

(xxvi)

Amendment to the Written Instrument Establishing and Designating Shares of William Blair International Equity Fund and the William Blair Institutional International Equity Fund dated April 24, 2017 (Incorporated herein by reference to Post-Effective Amendment No. 122 to the Registrant’s Registration Statement on Form N-1A as filed on April 28, 2017).

(xxvii)

Written Instrument Establishing and Designating Shares of William Blair Small-Mid Cap Value Fund dated July 26, 2011 (Incorporated herein by reference to Post-Effective Amendment No. 76 to Registrant’s Registration Statement on Form N-1A as filed on September 30, 2011).

(xxviii)

Written Instrument Amending the Declaration of Trust dated June 15, 2017 (Incorporated herein by reference to Post-Effective Amendment No. 126 to Registrant’s Registration Statement on Form N-1A as filed on February 27, 2019).

(xxix)

Written Instrument Establishing and Designating Class R6 Shares of the William Blair Growth Fund, William Blair Large Cap Growth Fund, William Blair Mid Cap Growth Fund, William Blair Small-Mid Cap Growth Fund, William Blair Small-Mid Cap Value Fund, William Blair Small Cap Growth Fund, William Blair Small Cap Value Fund, William Blair International Developed Plus Fund, William Blair International Growth Fund and William Blair Income Fund dated February 20, 2019 (Incorporated herein by reference to Post-Effective Amendment No. 126 to Registrant’s Registration Statement on Form N-1A as filed on February 27, 2019).

(xxx)

Amendments to the Written Instruments Establishing and Designating Institutional Class Shares of the William Blair Global Leaders Fund, William Blair International Leaders Fund, William Blair International Small Cap Growth Fund, William Blair Emerging Markets Leaders Fund, William Blair Emerging Markets Growth Fund, William Blair Emerging Markets Small Cap Growth Fund, William Blair Bond Fund, William Blair Low Duration Fund and William Blair Macro Allocation Fund dated May 1, 2019 (Incorporated herein by reference to Post-Effective Amendment No. 128 to Registrant’s Registration Statement on Form N-1A as filed on April 30, 2019).

(xxxi)

Written Instrument Establishing and Designating Shares of the William Blair Small-Mid Cap Core Fund dated June 6, 2019. (Incorporated herein by reference to Post-Effective Amendment No. 130 to Registrant’s Registration Statement on Form N-1A as filed on June 27, 2019).

(xxxii)

Written Instrument Establishing and Designating Shares of William Blair Large Cap Growth Fund and William Blair Small Cap Growth Fund dated October 19, 1999 (Incorporated herein by reference to Post-Effective Amendment No. 133 to Registrant’s Registration Statement on Form N-1A as filed on April 29, 2020).

3

(xxxiii)

Written Instrument Establishing and Designating Shares of the William Blair Emerging Markets Debt Hard Currency Fund (Incorporated herein by reference to Post-Effective Amendment No. 135 to Registrant’s Registration Statement on Form N-1A as filed on May 19, 2020).

(xxxiv)

Form of Amendment to the Written Instrument Establishing and Designating Shares of the William Blair Emerging Markets Debt Hard Currency Fund (Incorporated herein by reference to Post-Effective Amendment No. 135 to Registrant’s Registration Statement on Form N-1A as filed on May 19, 2020).

(xxxv)

Form of Written Instrument Abolishing Shares of the William Blair Small-Mid Cap Value Fund (Incorporated herein by reference to Post-Effective Amendment No. 139 to Registrant’s Registration Statement on Form N-1A as filed on April 30, 2021).

(xxxvi)	Written Instrument Establishing and Designating Shares of the William Blair China Growth Fund dated April 8, 2021 (Filed herewith).

(b)

Amended and Restated By-laws dated September 14, 2020 (Incorporated herein by reference to Post-Effective Amendment No. 139 to Registrant’s Registration Statement on Form N-1A as filed on April 30, 2021).

(c)

Declaration of Trust dated September 3, 1999 (see Section 8.1) (Incorporated herein by reference to Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A as filed on December 21, 1999).

(d)

(i)        Management Agreement (Amended and Restated) dated December 15, 1999 (Incorporated herein by reference to Post-Effective Amendment No.  45 to Registrant’s Registration Statement on Form N-1A as filed on May 24, 2005).

(ii)

Letter Agreement to Management Agreement dated April 23, 2002 (Incorporated herein by reference to Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A as filed on June 26, 2002).

(iii)

Letter Agreement to Management Agreement dated December 23, 2003 (Incorporated herein by reference to Post-Effective Amendment No. 36 to Registrant’s Registration Statement on Form N-1A as filed on December 24, 2003).

(iv)

Letter Agreement to Management Agreement dated May 24, 2004 (Incorporated herein by reference to Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A as filed on May 24, 2004).

(v)

Letter Agreement to Management Agreement dated February 18, 2005 (Incorporated herein by reference to Post-Effective Amendment No. 45 to Registrant’s Registration Statement on Form N-1A as filed on May 24, 2005).

(vi)

Letter Agreement to Management Agreement dated July 19, 2005 (Incorporated herein by reference to Post-Effective Amendment No. 48 to Registrant’s Registration Statement on Form N-1A as filed on October 26, 2005).

(vii)

Letter Agreement to Management Agreement dated October 25, 2005 (Incorporated herein by reference to Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A as filed on January 30, 2006).

4

(viii)

Letter Agreement to Management Agreement dated February 15, 2007 (Incorporated herein by reference to Post-Effective Amendment No. 55 to Registrant’s Registration Statement on Form N-1A as filed on April 27, 2007).

(ix)

Letter Agreement to Management Agreement dated October 12, 2007 (Incorporated herein by reference to Post-Effective Amendment No. 57 to Registrant’s Registration Statement on Form N-1A as filed on October 12, 2007).

(x)

Letter Agreement to Management Agreement dated February 26, 2008 (Incorporated herein by reference to Post-Effective Amendment No. 61 to Registrant’s Registration Statement on Form N-1A as filed on March 25, 2008).

(xi)

Letter Agreement to Management Agreement dated November 30, 2009 (Incorporated herein by reference to Post-Effective Amendment No. 66 to Registrant’s Registration Statement on Form N-1A as Filed on November 30, 2009).

(xii)

Letter Agreement to Management Agreement dated May 1, 2010 (Incorporated herein by reference to Post-Effective Amendment No. 70 to Registrant’s Registration Statement on Form N-1A as filed on April 30, 2010).

(xiii)

Letter Agreement to Management Agreement dated October 24, 2011 (Incorporated herein by reference to Post-Effective Amendment No. 77 to Registrant’s Registration Statement on Form N-1A as filed on October 21, 2011).

(xiv)

Letter Agreement to Management Agreement dated October 26, 2011 (Incorporated herein by reference to Post-Effective Amendment No. 82 to Registrant’s Registration Statement on Form N-1A as filed on November 28, 2011).

(xv)

Letter Agreement to Management Agreement dated December 15, 2011 (Incorporated herein by reference to Post-Effective Amendment No. 84 to Registrant’s Registration Statement on Form N-1A as filed on December 13, 2011).

(xvi)

Letter Agreement to Management Agreement dated April 25, 2012 (Incorporated herein by reference to Post-Effective Amendment No. 92 to Registrant’s Registration Statement on Form N-1A as filed on April 24, 2012).

(xvii)

Letter Agreement to Management Agreement dated August 16, 2012 (Incorporated herein by reference to Post-Effective Amendment No. 99 to Registrant’s Registration Statement on Form N-1A as filed on August 15, 2012).

(xviii)

Letter Agreement to Management Agreement dated April 10, 2013 (Incorporated herein by reference to Post-Effective Amendment No. 105 to Registrant’s Registration Statement on Form N-1A as filed on April 9, 2013).

(xix)

Letter Agreement to Management Agreement dated February 19, 2014 (Incorporated herein by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A as filed on February 28, 2014).

(xx)

Letter Agreement to Management Agreement dated April 29, 2014 (Incorporated herein by reference to Post-Effective Amendment No. 114 to the Registrant’s Registration Statement on Form N-1A as filed on April 30, 2014).

5

(xxi)

Letter Agreement to Management Agreement dated April 28, 2015 (Incorporated herein by reference to Post-Effective Amendment No. 118 to the Registrant’s Registration Statement on Form N-1A as filed on April 30, 2015).

(xxii)

Assignment and Assumption of Management Agreement and Expense Limitation Agreement dated June 30, 2015 (Incorporated herein by reference to Post-Effective Amendment No. 120 to the Registrant’s Registration Statement on Form N-1A as filed on April 29, 2016).

(xxiii)

Letter Agreement to Management Agreement dated April 27, 2018 (Incorporated herein by reference to Post-Effective Amendment No. 125 to Registrant’s Registration Statement on Form N-1A as filed on April 30, 2018).

(xxiv)

Letter Agreement to Management Agreement dated April 26, 2019 (Incorporated herein by reference to Post-Effective Amendment No. 128 to Registrant’s Registration Statement on Form N-1A as filed on April 30, 2019).

(xxv)

Form of Letter Agreement to Management Agreement dated August 30, 2019 (Incorporated herein by reference to Post-Effective Amendment No. 131 to Registrant’s Registration Statement on Form N-1A as filed on August 28, 2019).

(xxvi)

Form of Letter Agreement to Management Agreement dated April 29, 2020 (Incorporated herein by reference to Post-Effective Amendment herewith No. 133 to Registrant’s Registration Statement on Form N-1A as filed on April 29, 2020).

(xxvii)

Letter Agreement to Management Agreement dated July 31, 2020 (Incorporated herein by reference to Post-Effective Amendment No. 136 to Registrant’s Registration Statement on Form N-1A as filed on July 31, 2020).

(xxviii)

Form of Letter Agreement to Management Agreement Related to the William Blair Small Cap Value Fund dated March 1, 2021 (Incorporated herein by reference to Post-Effective Amendment No. 138 to Registrant’s Registration Statement on Form N-1A as filed on February 26, 2021).

(xxix)	Letter Agreement to Management Agreement (to be filed by Amendment).

(e)	Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant’s Registration Statement on Form N-1A as filed on March 1, 1996).

(f)	None.

(g)	(i) Custodian Agreement (Incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A as filed on September 29, 1999).

(ii)	Amended and Restated Delegation Agreement (Incorporated herein by reference to Post-Effective Amendment No. 45 to Registrant’s Registration Statement on Form N-1A as filed on May 24, 2005).

(iii)	Amendment Agreement dated August 1, 2001 (Incorporated herein by reference to Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A as filed on April 12, 2002).

6

(iv)

Amendment to Custodian Agreement dated November 1, 2004 (Incorporated herein by reference to Post-Effective Amendment No. 120 to the Registrant’s Registration Statement on Form N-1A as filed on April 29, 2016).

(v)

Amendment to Custodian Agreement dated November 1, 2012 (Incorporated herein by reference to Post-Effective Amendment No. 102 to Registrant’s Registration Statement on Form N-1A as filed on February 28, 2013).

(vi)

Amendment to Custodian Agreement dated June 17, 2015 (Incorporated herein by reference to Post-Effective Amendment No. 120 to the Registrant’s Registration Statement on Form N-1A as filed on April 29, 2016).

(vii)

Amendment to Custodian Agreement dated August 1, 2016 (Incorporated herein by reference to Post-Effective Amendment No. 122 to the Registrant’s Registration Statement on Form N-1A as filed on April 28, 2017).

(viii)

Form of Amendment to Custodian Agreement dated August 1, 2019 (Incorporated herein by reference to Post-Effective Amendment herewith No. 133 to Registrant’s Registration Statement on Form N-1A as filed on April 29, 2020).

(ix)

Form of Amendment to Custodian Agreement dated July 31, 2020 (Incorporated herein by reference to Post-Effective Amendment No. 136 to Registrant’s Registration Statement on Form N-1A as filed on July 31, 2020).

(h)

(i)        Transfer Agency and Service Agreement dated January 1, 2008 (Incorporated herein by reference to Post-Effective Amendment No.  61 to Registrant’s Registration Statement on Form N-1A as filed on March 25, 2008).

(ii)

Amendment to Transfer Agency and Service Agreement dated November 19, 2012 (Incorporated herein by reference to Post-Effective Amendment No. 102 to Registrant’s Registration Statement on Form N-1A as filed on February 28, 2013).

(iii)

Amendment to Transfer Agency and Service Agreement dated July 25, 2016 (Incorporated herein by reference to Post-Effective Amendment No. 122 to the Registrant’s Registration Statement on Form N-1A as filed on April 28, 2017).

(iv)

Form of Expense Limitation Agreement dated May 1, 2021 (Incorporated herein by reference to Post-Effective Amendment No. 139 to Registrant’s Registration Statement on Form N-1A as filed on April 30, 2021).

(v)	Expense Limitation Agreement (to be filed by Amendment).

(vi)	Form of Indemnification Agreement (Incorporated herein by reference to Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A as filed on March 4, 2005).

(vii)	Administration Agreement dated November 1, 2004 (Incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A as filed on April 29, 2005).

(viii)

Amendment to Administration Agreement dated January 18, 2005 (Incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A as filed on April 29, 2005).

7

(ix)

Amendment to Administration Agreement dated August 1, 2007 (Incorporated herein by reference to Post-Effective Amendment No. 57 to Registrant’s Registration Statement on Form N-1A as filed on October 12, 2007).

(x)

Amendment to Administration Agreement dated April 12, 2010 (Incorporated herein by reference to Post-Effective Amendment No. 70 to Registrant’s Registration Statement on Form N-1A as filed on April 30, 2010).

(xi)

Amendment to Administration Agreement dated November 1, 2012 (Incorporated herein by reference to Post-Effective Amendment No. 102 to Registrant’s Registration Statement on Form N-1A as filed on February 28, 2013).

(xii)

Amendment to Administration Agreement dated August 1, 2016 (Incorporated herein by reference to Post-Effective Amendment No. 122 to the Registrant’s Registration Statement on Form N-1A as filed on April 28, 2017).

(xiii)

Form of Amendment to Administration Agreement dated August 1, 2019 (Incorporated herein by reference to Post-Effective Amendment No. 133 to Registrant’s Registration Statement on Form N-1A as filed on April 29, 2020).

(xiv)

Form of Amendment to Administration Agreement dated July 31, 2020 (Incorporated herein by reference to Post-Effective Amendment No. 136 to Registrant’s Registration Statement on Form N-1A as filed on July 31, 2020).

(i)	Opinion and Consent of Dechert LLP (to be filed by Amendment).

(j)	Not applicable.

(k)	Not applicable.

(l)	Not applicable.

(m)	(i) Amended Distribution Plan – Class N (Incorporated herein by reference to Post-Effective Amendment No. 66 to Registrant’s Registration Statement on Form N-1A as Filed on November 30, 2009).

(ii)	Distribution Agreement – Class N (Incorporated herein by reference to Post-Effective Amendment No. 71 to Registrant’s Registration Statement on Form N-1A as filed on April 29, 2011).

(n)	Amended and Restated Multi-Class Plan (to be filed by Amendment).

(o)

Powers of Attorney for each Trustee, dated February 21, 2019 (Incorporated herein by reference to Post-Effective Amendment No. 126 to Registrant’s Registration Statement on Form N-1A as filed on February 27, 2019).

(p)	Amended Code of Ethics (Incorporated herein by reference to Post-Effective Amendment No. 120 to the Registrant’s Registration Statement on Form N-1A as filed on April 29, 2016).

ITEM 29. Persons Controlled by or Under Common Control with Registrant

Not applicable.

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ITEM 30. Indemnification

Section 5.2 of Article  V of the Registrant’s Declaration of Trust provides for indemnification of directors and officers under certain circumstances but does not allow such indemnification in cases of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Each of the trustees who is not an “interested person” (as defined under the Investment Company Act of 1940) of Registrant (a “Non-interested Trustee”) has entered into an indemnification agreement with Registrant, which agreement provides that the Registrant shall indemnify the Non-interested Trustee against certain liabilities which such Trustee may incur while acting in the capacity as a trustee, officer or employee of the Registrant to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The indemnification agreement cannot be altered without the consent of the Non-interested Trustee and is not affected by amendment of the Declaration of Trust. In addition, the indemnification agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses more timely, efficient and certain. In accordance with Section 17(h) of the Investment Company Act of 1940, the indemnification agreement does not protect a Non-interested Trustee against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Registrant has purchased insurance policies insuring its officers and trustees against certain liabilities which such officers and trustees may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and trustees by way of indemnification against such liabilities, subject to certain deductibles.

The Management Agreement between the Registrant and William Blair Investment Management, LLC (the “Adviser”) provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties thereunder on the part of the Adviser, the Adviser shall not be liable for any error of judgment or mistake of law, or for any loss suffered by the Fund in connection with the matters to which such Agreement relates.

ITEM 31.	Business and Other Connections of Investment Adviser

Registrant’s investment adviser is William Blair Investment Management, LLC, a limited liability company.

The principal occupations of the partners and primary officers of William Blair Investment Management, LLC are their services as partners and officers of William Blair Investment Management, LLC and/or William Blair & Company, L.L.C., the Registrant’s principal underwriter and a dually registered investment adviser and broker-dealer. The address of William Blair Investment Management, LLC, William Blair & Company, L.L.C. and the Registrant is 150 North Riverside Plaza, Chicago, Illinois 60606.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each partner of William Blair Investment Management, LLC and/or William Blair & Company, L.L.C. is, or at any time during the last two fiscal years has been, engaged for his own account or in the capacity of director, officer, employee, partner or trustee:

Name and Position with William Blair Investment Management, LLC and/or William Blair &Company, L.L.C.	Name of Company and/or Principal Business	Capacity

Robert Abbe, Partner

9

Name and Position with William Blair Investment Management, LLC and/or William Blair &Company, L.L.C.	Name of Company and/or Principal Business	Capacity

David L. Adams, Partner

Jason N. Ader, Partner

Ryan D. Airola, Partner

Alaina M. Anderson, Partner

Andrew Arno, Partner

Henry Baby, Partner

Simon Baertl, Partner

James Bennett, Partner

William W. Benton, Partner

Derek Beres, Partner	Clarendon Capital Centergate Capital TFX Capital Ridgemont Equity Partners Piper Jaffray Merchant Bank Rove Worldwide Express Vet Evolve Little Spoon Organics	Limited Partner Limited Partner Limited Partner Limited Partner Investor Investor Investor Investor Investor

James M. Bertram, Partner	Gryphon Partners 3.5, LLP	Limited Partner

Rakhee Bhagat, Partner

Ro Bhandari, Partner

10

Name and Position with William Blair Investment Management, LLC and/or William Blair &Company, L.L.C.	Name of Company and/or Principal Business	Capacity

James F. Bishop, Jr., Partner

Olga Bitel, Partner

Edward McC. Blair, Jr., Partner	Pharos Innovations LLC	Director Life

Stephanie G. Braming, Partner	William Blair Funds	Chairman of the Board and President

Christopher Brathwaite, Partner

Christina Bresani, Partner	Bedford Historical Society Bedford Hills Live	Board Member Board Member

David J. Brown, Partner	4FMM, LLC	Investor and Member

Drew P. Buckley, Partner

Fritz Buerger, Partner

Harvey H. Bundy, III, Partner

Michaelle Burstin, Partner

Jeffrey A. Burtelow, Partner

Mike Cavanaugh, Partner

Manuel Chavez, Partner

Carl Chiou, Partner

Justine Chiou, Partner

11

Name and Position with William Blair Investment Management, LLC and/or William Blair &Company, L.L.C.	Name of Company and/or Principal Business	Capacity

Ellen-Blair Chube, Partner	Oil-Dri Corporation of America Equity Commonwealth	Board Member Board Member

John Cimaroli, Partner

Cissie Citardi, Partner

Thomas M. Clarke, Partner	William Blair Funds	Senior Vice President

Matt Conaty, Partner

Daniel J. Connolly, Partner

James J. Connors, Partner

E. David Coolidge, III, Vice Chairman	Duluth Holdings Inc. Shields Meneley Partners Coolhart Enterprises, LLC	Director Advisory Director Managing Member

Spencer Crawford, Partner

Daniel Crowe, Partner	William Blair Funds	Senior Vice President

John W. Cultra, Partner

Kevin Cunningham, Partner

Benjamin W. Curtis, Partner

Peter Dalrymple, Partner

Ryan S. Daniels, Partner

Daniel G. Daul, Partner

12

Name and Position with William Blair Investment Management, LLC and/or William Blair &Company, L.L.C.	Name of Company and/or Principal Business	Capacity

Ryan J. DeVore, Partner	Naval War College Foundation Merit School of Music Young President’s Organization (YPO)	Trustee Trustee Member

Ryan Dimas, Partner

Brandon B. Dobell, Partner	Quicket Solutions, Inc. Crossed Flags LLC dba Only 2 Flags Matter	Director Owner

Brian Doherty, Partner

Gareth A. Down, Partner

Brian J. Doyle, Partner

Michael J. Doyle, Partner

Brian P. Drab, Partner

David Dreifuss, Parnter

Ed Dunphy, Partner

Robert A. Durkin, Partner

Robert Duwa, Partner	William Blair Funds	Senior Vice President

Stephen E. Elkins, Partner

William G. Escamilla, Partner

John R. Ettelson, President and Chief Executive Officer

13

Name and Position with William Blair Investment Management, LLC and/or William Blair &Company, L.L.C.	Name of Company and/or Principal Business	Capacity

Elliot G. Farkas, Partner

Andrew Feichter, Partner	TFG RE1, LLC	Owner

Brent W. Felitto, Partner

Dirk P. Felsmann, Partner

Simon Fennell, Partner	William Blair Funds	Senior Vice President

Kevin Fetzer, Partner

Walid M. Fikri, Partner

Adam S. Filkin, Partner

F. Conrad Fischer, Partner	APM Limited Partnership Chicago Child Care Society	General Partner Trustee, Emeritus

Robert C. Fix, Partner	Parker Gale Capital LP	Limited Partner

Andrew G. Flynn, Partner	William Blair Funds	Senior Vice President

David C. Fording, Partner	William Blair Funds	Senior Vice President

Christoph B. Fuchs, Partner

James T. Gallagher, Partner

Sean Gardner, Partner

Michael Gebo, Partner

Larry Gilbert, Partner	Irrimax Corp EmOpti	Investor Investor

14

Name and Position with William Blair Investment Management, LLC and/or William Blair &Company, L.L.C.	Name of Company and/or Principal Business	Capacity

Christopher O’Neil Glass, Partner	American Louver	Board Member

Brent W. Gledhill, Partner

Tyler Glover, Partner	Ronald McDonald House of Chicagoland and Northwest Indiana	Treasurer

James S. Golan, Partner	William Blair Funds	Senior Vice President

Richard D. Gottfred, Partner

Romina Graiver, Partner

Daniel R. Grant, Partner

Raphael Grunschlag, Partner

Jim A. Hamman, Partner

Kyle G. Harris, Partner

Liam P. Healy, Partner	Killarney Brewing & Distilling Co.	Director

Andrew M. Hendrie, Partner

Paul M. Hindsley, Partner	Oil Dri Corporation of America	Director

Jonathan F. Ho, Partner

Anthony T. Hoban, Partner

Christian D. Hodneland, Partner	SAMDI Tech, Inc.	Board of Directors

Andy Hsieh, Partner

15

Name and Position with William Blair Investment Management, LLC and/or William Blair &Company, L.L.C.	Name of Company and/or Principal Business	Capacity

Sean Huss, Partner

Ross Jannotta, Partner

Steven R. Jesanis, Partner

Andrew M. Jessen, Partner

James Jones, Partner	William Blair Funds	Senior Vice President

Margaret Kaczor, Partner

James P. Karlis, Partner

William O. Kasten, Partner	Netsak Storage, LLC	Principal

Adam Klauber, Partner

Yan Krasov, Partner

John C. Kreger III, Partner

Douglas Kryscio, Partner

Scott A. Krzeminski, Partner

Chris Lane, Partner

Louise Lane, Partner

Mark R. Lane, Partner

Robert C. Lanphier, IV, Partner	William Blair Funds	Senior Vice President

Mark T. Leslie, Partner	William Blair Funds	Senior Vice President

16

Name and Position with William Blair Investment Management, LLC and/or William Blair &Company, L.L.C.	Name of Company and/or Principal Business	Capacity

Stewart Licudi, Partner

Steve G. Livingston, Partner

Brandon W. Lower, Partner

Timothy F. Lugo, Partner

Neal F. MacLean, Partner	Killarney Brewing & Distilling Holdings, Ltd.	Limited Partner

Steven E. Maletzky, Partner

Brian T. Marshall, Partner	Paluch Family Foundation	Board of Directors

G. Dewey Martinelli, Partner

Thomas S. Marx, Partner

Scott A. Mattson, Partner

Kenneth J. McAtamney, Partner	William Blair Funds	Senior Vice President

Todd M. McClone, Partner	William Blair Funds Epona Stables LLC 1401 E. Kenmore, LLC 838 W. Armitage LLC 862 W. Newport Ave, LLC	Senior Vice President Owner Owner Owner Investor

Robert F. McGuire, Jr., Partner	Mignonne Gavugan South Village Hospitality Group LLC	Investor Investor

Timothy McHugh, Partner

Cameron McKinney, Partner

Carlette C. McMullan, Partner

17

Name and Position with William Blair Investment Management, LLC and/or William Blair &Company, L.L.C.	Name of Company and/or Principal Business	Capacity

Sarah Mercurio, Partner

Samuel A. Miller, Partner

Corey A. Minturn, Partner

David S. Mitchell, Partner	William Blair Funds Knox College	Senior Vice President Investment Committee Member

Philipp C. Mohr, Partner	Diskus Werke AG	Chairman of the Supervisory Board

John C. Moore, Partner	Makersight	Investor

Gary Morabito, Partner

John C. Murphy, Partner	William Blair Funds	Senior Vice President

Erin Murray Butler, Partner

Robert P. Napoli, Partner	Mission Engine, LLC Circadence	Investor and Advisor Investor

DJ Neiman, Partner

Terrence J. O’Bryan, Partner

James P. O’Connor, Partner	Keeper Security, Inc.	Board Member

John F. O’Toole, Partner

Thomas W. Pace, Partner

Karl A. Palasz, Partner

Brett L. Paschke, Partner	Surus	Investor

18

Name and Position with William Blair Investment Management, LLC and/or William Blair &Company, L.L.C.	Name of Company and/or Principal Business	Capacity

Matt Phipps, Partner	Phipps Innovations LLC	Manager

David Port, Partner

Raju Y. Prasad, Partner

Casey K. Preyss, Partner	William Blair Funds	Senior Vice President

Tom S. Pruitt, Partner

Gregory J. Pusinelli, Partner

Michael P. Quinn, Partner

David P. Ricci, Partner	William Blair Funds	Senior Vice President

Thomas Ross, Partner

Lisa Rusch, Partner	William Blair Funds	Senior Vice President

Corey P. Ryan, Partner	Graymatter Holdings, LLC mHub	Board Member Board Member

Alfred J. Salvino, Partner

John Salvino, Partner

Thomas J. Salvino, Partner	Five Goals LLC	Sole Member

Beth Satterfield, Partner

Craig Savage, Partner	Savage Aviation Inc. Savage Holdings LLC	Manager Investor

19

Name and Position with William Blair Investment Management, LLC and/or William Blair &Company, L.L.C.	Name of Company and/or Principal Business	Capacity

Ralph E. Schackart, III, Partner	55 Foundry	Advisor

Joe A. Schauenberg, Partner

Matthew Schultz, Partner

Hugo Scott-Gall, Partner

Brian F. Scullion, Partner

Ward D. Sexton, Partner	William Blair Funds Lakepoint Apartments, LLC – 5454 Campbell Series	Senior Vice President Investor

Anurag Sharma, Partner

Andrew J. Siepker, Partner

Arthur J. Simon, Partner	William Blair Funds	Trustee

Andrew Sims, Partner

Brian D. Singer, Partner	William Blair Funds Avalon Hill	Senior Vice President Board Member

Michael M. Sirvinskas, Partner

Michael Siska, Partner

Jonathan P. Skinner, Partner

Brent M. Smith, Partner

John S. Sonnier, Partner	SY Partners	Investor

20

Name and Position with William Blair Investment Management, LLC and/or William Blair &Company, L.L.C.	Name of Company and/or Principal Business	Capacity

Greg South, Partner

Rita J. Spitz, Partner

Per-Ake Stahl, Partner

Thomas Sternberg, Partner	Tutoring Chicago	Trustee

Jason Sunderson, Partner

Bhavanmit S. Suri, Partner

Dwight Michael Thompson, Partner

Mark C. Thompson, Partner

Vivian Lin Thurston, Partner	Dongfang Chinese Education Institute Chinese Finance Association of America University of Illinois LAS Alumni Association Board	Director Trustee Board Member

Samuel J. Tinaglia, Sr., Partner	Chicago Historical Society New Pendulum Corporation d/b/a New Pig	Trustee Director

Corey S. Tobin, Partner

Steve Tole, Partner	B Drive North Development, LLC NowPow CCH Platform 2, LLC 660 Cascade Parkway, LLC New Pendulum Corp dba New Pig	Member Board Member Investor Investor Director

Michael W. Trimberger, Partner

William B. Trukenbrod, Partner

21

Name and Position with William Blair Investment Management, LLC and/or William Blair &Company, L.L.C.	Name of Company and/or Principal Business	Capacity

James Gordon Vap II, Partner	Composite Resources Inc. Federal Resources Supply Company Turkey Gap LLC Economic Freedom Partners LLC	Board Member Board Member Manager Manager

Spiro Voulgaris, Partner

Michael R. Ward, Partner

Charles A. Watson, Partner

Stephen Weeks, Partner

Brian D. Weinstein, Partner

Michael F. Wertz, Partner

James White, Partner

Kurt M. Wiese, Partner

James H. Wildman, Partner

Thomas A. Wilson, Jr., Partner

Sharon M. Zackfia, Partner

Matthew M. Zimmer, Partner

Jon W. Zindel, Partner	Fourth Chakra LLC	Owner/Member

Ruta Ziverte, Partner

ITEM 32.	Principal Underwriters

(a)	Not applicable.

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(b)

The main business address of each partner and officer of William Blair & Company, L.L.C., principal underwriter for Registrant, is 150 North Riverside Plaza, Chicago, Illinois 60606. Partners of William Blair & Company, L.L.C. may also be partners of William Blair Investment Management, LLC. See Item 31 for information with respect to officers and partners of William Blair & Company, L.L.C. and William Blair Investment Management, LLC.

(c)	Not applicable.

ITEM 33. Location of Accounts and Records

All such accounts, books and other documents are maintained by the Registrant’s officers at the offices of the Registrant and the offices of the Adviser, William Blair Investment Management, LLC, located at 150 North Riverside Plaza, Chicago, Illinois 60606. Shareholder account information and original shareholder correspondence is also available at the offices of the Transfer Agent and Dividend Paying Agent, DST Asset Manager Solutions, Inc. (formerly Boston Financial Data Services, Inc.), 333 W. 11th Street, Kansas City, Missouri 64105.

ITEM 34. Management Services

Not applicable.

ITEM 35. Undertakings

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 140 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, and State of Illinois, on the 28th day of May, 2021.

WILLIAM BLAIR FUNDS

By:	/s/ Stephanie G. Braming
Stephanie G. Braming, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 140 to the registration statement has been signed below by the following persons in the capacity indicated on the 28th day of May, 2021.

Signature	Title

/s/ Arthur J. Simon	Trustee
Arthur J. Simon

/s/ Vann A. Avedisian* Vann A. Avedisian	Trustee

/s/ Kathleen T. Barr*	Trustee
Kathleen T. Barr

/s/ Daniel N. Leib* Daniel N. Leib	Trustee

/s/ Dorri C. McWhorter*	Trustee
Dorri C. McWhorter

/s/ Thomas J. Skelly*	Trustee
Thomas J. Skelly

/s/ Steven R. Zenz*	Trustee
Steven R. Zenz

/s/ Stephanie G. Braming Stephanie G. Braming	Trustee (Chairman of the Board) and President (Principal Executive Officer)

/s/ John M. Raczek John M. Raczek	Treasurer (Principal Financial Officer, Principal Accounting Officer)

*By: /s/ Stephanie G. Braming

Stephanie G. Braming, Attorney-in-Fact

* Stephanie G. Braming signs this document pursuant to powers of attorney filed as an exhibit to a previously filed Post-Effective Amendment to the Registrant’s registration statement.

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EXHIBIT INDEX

(a)(xxxvi)        Written Instrument Establishing and Designating Shares of the William Blair China Growth Fund

25